[GE LOGO OMITTED]

[GRAPHIC OMITTED]

GE
Investments
Funds, Inc.

ANNUAL REPORT
DECEMBER 31, 1998

                                                      GE INVESTMENTS FUNDS, INC.
--------------------------------------------------------------------------------
UNDERSTANDING YOUR REPORT
--------------------------------------------------------------------------------
A LETTER FROM THE CHAIRMAN ...............................................  2

REVIEW OF PERFORMANCE AND SCHEDULE OF INVESTMENTS
     GE Investments Funds' portfolio managers' Q&A and
     Schedules of Investments

     INTERNATIONAL EQUITY FUND ...........................................  3

     REAL ESTATE SECURITIES FUND .........................................  7

     PREMIER GROWTH EQUITY FUND .......................................... 10

     VALUE EQUITY FUND ................................................... 13

     U.S. EQUITY FUND .................................................... 16

     S&P 500 INDEX FUND .................................................. 21

     TOTAL RETURN FUND ................................................... 28

     GLOBAL INCOME FUND .................................................. 35

     FIXED INCOME FUNDS .................................................. 38
        INCOME FUND
        MONEY MARKET FUND

     NOTES TO PERFORMANCE AND NOTES TO SCHEDULES OF
        INVESTMENTS ...................................................... 47

FINANCIAL STATEMENTS

     Financial Highlights ................................................ 48
     Notes to the Financial Highlights ................................... 53
     Statements of Assets and Liabilities
       Operations, and Changes in Net Assets ............................. 54

NOTES TO THE FINANCIAL STATEMENTS ........................................ 60

INDEPENDENT AUDITORS' REPORT ............................................. 66

GE INVESTMENTS FUNDS' INVESTMENT TEAM ......................INSIDE BACK COVER

                                                      A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the GE Investments Funds Inc. annual report for 1998.

In 1998 world markets were characterized by tremendous volatility. GE Investments Funds benefited from strong markets in the United States and Continental Europe as these markets continued to surge. At the same time, the Russian economy nearly imploded; Asian economies continued to stagnate; and the near collapse of a large hedge fund triggered turmoil in global markets. Stability was restored when central banks, led by the United States, moved to cut interest rates and add liquidity to the system.


PERFORMANCE HIGHLIGHTS

GE Investment Funds reflected the overall strength of the stock markets in 1998. The S&P 500 Index moved up 28.70% by year end, the fourth consecutive year of more than 20% gains. The MSCI EAFE Index of international stocks rose 20.00% and the LB Aggregate Bond Index returned 8.67%. U.S. equities were strong performers as evidenced by the Premier Growth Equity Fund which outpaced its benchmark by more than eight percentage points, while the S&P 500 Index Fund and the U.S. Equity Fund posted greater than 20% returns. Also noteworthy are the International Equity Fund, the Global Income Fund and the Total Return Fund, all of which turned in double-digit returns.

MARKET OVERVIEW

In the U.S., a thin market in large-cap stocks and technology sector stocks fueled last year's surge. It is clear that old valuation rules may no longer apply. We saw the genesis of a new age as internet stocks such as Yahoo and Amazon.com soared in value day after day. Compare Amazon.com, trading at 54 times revenues, with Microsoft, which took a decade to reach 12 times revenues. With the advent of the euro, Europe emerged as a strong, stable market that promises to generate good equity returns over the next few years. Finally in 1998, the U.S. Federal Reserve Bank and other central banks assumed new roles as stabilizing influences on global markets.

MARKET OUTLOOK

We expect reasonable earnings growth to continue in 1999. Small and mid-cap stocks, whose performance has long trailed the large-caps, should be primed to do better. Inflation and commodity prices remain low. Mergers and acquisitions are booming. Investors, who last year fled equity mutual funds for the safe haven of fixed-income securities, are returning. Despite all these positive signs, we remain concerned about excess valuations, worldwide production overcapacity, and a slowdown in global growth. It will take a while for Japan to work out its economic problems, which were only exacerbated by the strong yen's impact on export growth. Another question mark is Brazil: Will that nation be able to solve its financial problems? Given these uncertainties, we remain cautious. We will continue to focus on stock selection, seeking out strong companies with solid fundamentals.

On a final note, many stockholders have inquired about the impact of year 2000. GE Investments has incorporated year 2000 analysis into its investment decision making process. GE Investments has also been working to identify and address year 2000 date-related issues in a broad range of areas including applications, process-enabling systems and facilities. With respect to third-party systems, GE Investments, like many similar companies, must largely rely on the efforts and affirmations of others. Although the interaction of various software and hardware elements is highly complex - and the possibility of year 2000 related problems cannot be totally eliminated - GE Investments believes it is taking all appropriate steps.


Sincerely,


/S/ SIGNATURE

Michael J. Cosgrove
CHAIRMAN, GE INVESTMENTS FUNDS, INC.

MIKE COSGROVE IS THE PRESIDENT OF THE INVESTMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC. AND GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR. IN THIS ROLE, HE IS RESPONSIBLE FOR THE MARKETING, PRODUCT DEVELOPMENT AND SALES OF THE FUNDS, AND IS ALSO A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM.

IN MIKE'S PREVIOUS POSITION AS CHIEF FINANCIAL OFFICER OF GE INVESTMENTS AND ASSISTANT TREASURER-GE COMPANY, HE HAD FINANCIAL RESPONSIBILITY FOR ALL ASSETS UNDER GE INVESTMENTS' MANAGEMENT. MIKE JOINED GE IN 1970. AFTER COMPLETING THE GE FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION, INCLUDING SERVING AS VICE PRESIDENT AND TREASURER AND LATER AS VICE PRESIDENT - COUNTERTRADE AND BARTER FOR GE TRADING COMPANY.

MIKE GRADUATED FROM FORDHAM UNIVERSITY IN 1970 WITH A B.S. DEGREE IN ECONOMICS AND RECEIVED HIS M.B.A. DEGREE FROM ST. JOHN'S UNIVERSITY IN 1973.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A


RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY OPERATION AT GE INVESTMENTS WITH ASSETS UNDER MANAGEMENT EXCEEDING $10 BILLION. PRIOR TO JOINING GE INVESTMENTS IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON GE INVESTMENTS' ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST (CFA), A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.


Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED WITH ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The International Equity Fund posted a 17.45% return for the one-year period ending December 31, 1998. For the same period, the MSCI EAFE Index returned 20.00% and our Lipper peer group of 108 International annuity funds returned 13.26%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. 1998 was a volatile period in international equity markets. The third quarter collapse of the Russian economy affected the global banking sector and every emerging market. Equity and bond investors reacted positively when central bankers, led by Alan Greenspan of the United States, began cutting interest rates in an attempt to restore stability. In fact, the fourth quarter rise in equity markets almost matched their third quarter drop.

Despite global market volatility, the fund continued to focus on long-term fundamentals of individual companies rather than shorter-term factors that cause share prices to fluctuate. Our strategy was justified when European markets recovered in the fourth quarter and the fund's European stocks outperformed peers.

The fund underperformed its benchmark because it was underweighted in the Japanese equity market, where the yen rose sharply against the dollar in the fourth quarter. Japan's underlying market fundamentals continue to deteriorate. The strong yen made exports more expensive, which negatively affected corporate earnings for the export oriented companies we own in this market.

Q. WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?

A. Because the investment picture in Latin America has been shaky since the third quarter, we sold a significant portion of Telebras (Telecommunications Brasileiras), the Brazilian telecommunications company, when the government privatized it. We added two United Kingdom-based companies, Somerfield, a restructuring retailer, and Cable and Wireless Communications, the United Kingdom's second largest telecommunications provider, as well as Koninklijke Ahold, a Netherlands-based retailer with significant interests in the United States. Taking advantage of weak markets at the beginning of the fourth quarter, we added Canada's Northern Telecom, a company in a booming market for fixed and mobile phones; and Toshiba of Japan, which has trimmed staff, sold non-core businesses and formed global joint ventures.

Q. WHAT IS THE FUND'S OUTLOOK FOR 1999?

A. We are entering a deflationary era, an environment where few investors have experience. Prices are falling in many areas, including crude oil, metals and agriculture. We will carefully watch commodity prices because developing nations, which depend on primary products for economic wealth, tend to be the swing factor in economic recoveries.

The euro debuted in 11 European Union countries on January 1, 1999. These countries form an export-driven economic zone, comparable in size to the United States, with foreign currency reserves, trade surpluses, high savings rates and a large, unemployed workforce. We believe that the euro will drive down prices for consumer goods and continue to be a catalyst for industry consolidation. The fund is well-positioned to benefit from consolidation in the banking, insurance, automotive and retail segments.

The Japanese economy is still deteriorating, with rising unemployment and a net inflow of funds because of falling imports. It is unlikely Japan will solve its economic problems or restructure rapidly in the near term thereby making it difficult to find companies in Japan which meet our investment criteria.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                               [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:
         INTERNATIONAL EQUITY FUND  MSCI EAFE
5/1/95               10,000          10,000
6/95                 10,010           9,707
9/95                 10,350          10,112
12/95                10,670          10,522
3/96                 11,323          10,826
6/96                 11,628          10,997
9/96                 11,455          10,983
12/96                11,728          11,158
3/97                 12,346          10,983
6/97                 13,786          12,408
9/97                 13,927          12,320
12/97                12,921          11,356
3/98                 15,135          13,026
6/98                 15,510          13,164
9/98                 12,788          11,293
12/98                15,175          13,626



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                ONE       THREE       SINCE
                               YEAR       YEAR    COMMENCEMENT
--------------------------------------------------------------------------------
International Equity Fund      17.45%    12.46%      12.03%
--------------------------------------------------------------------------------
MSCI EAFE                      20.00%     9.00%       8.79%
--------------------------------------------------------------------------------
Lipper peer group average*     13.26%    11.12%
--------------------------------------------------------------------------------
Commencement date              5/1/95
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

                     A fund designed for investors who seek
                 long-term capital growth by investing primarily
                in foreign equity and equity-related securities.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
  AXA-UAP ..........................................   3.39%
--------------------------------------------------------------------------------
  Mannesmann AG ....................................   3.08%
--------------------------------------------------------------------------------
  Nokia Oyj (Series A) .............................   3.05%
--------------------------------------------------------------------------------
  ING Groep N.V. ...................................   2.81%
--------------------------------------------------------------------------------
  Preussag AG ......................................   2.62%
--------------------------------------------------------------------------------
  Siebe PLC ........................................   2.53%
--------------------------------------------------------------------------------
  Cap Gemini S.A. ..................................   2.28%
--------------------------------------------------------------------------------
  Total S.A. (Class B) .............................   2.03%
--------------------------------------------------------------------------------
  Argentaria S.A. ..................................   1.85%
--------------------------------------------------------------------------------
  Airtours PLC .....................................   1.80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


                               [PIE CHART OMITTED]

                               PLOT POINTS FOLLOW:
                                CASH & OTHER 2.4%
                                  EUROPE 80.5%
                               OTHER REGIONS 7.9%
                                   JAPAN 5.5%
                                PACIFIC RIM 3.7%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 108 AND 72 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.5%
--------------------------------------------------------------------------------
AUSTRALIA -- 1.7%

Brambles Industries Ltd. ...........  24,553     $  598,065
Coca Cola Amatil Ltd. ..............  12,265         45,696
                                                    643,761

AUSTRIA -- 0.3%

VA Technologie AG ..................   1,461        126,605

BRAZIL -- 0.8%

Telecomunicacoes Brasileiras S.A.
   ADR .............................   2,662        193,494
Uniao de Banco Brasiliero S.A.
   GDR .............................   7,179        103,647
                                                    297,141

CANADA -- 1.5%

Newcourt Credit Group Inc. .........   5,589        195,624
Northern Telecom Ltd. ..............   6,977        349,722
                                                    545,346

FINLAND -- 5.6%

Merita Ltd. (Series A) .............  55,742        352,009
Nokia Oyj (Series A) ...............   9,271      1,127,284
Pohjola Group Insurance Ltd. Co.
   (Series B) ......................   1,868        101,844
Sampo Insurance Co. Ltd.
   (Series A) ......................  12,323        467,641
                                                  2,048,778

FRANCE -- 19.1%

Alstom .............................  16,671        390,610(a)
AXA-UAP ............................   8,656      1,254,044
Cap Gemini S.A. ....................   5,255        843,093
Carrefour S.A. .....................     751        566,709
Coflexip S.A. ADR ..................  10,046        322,728
Elf Aquitaine S.A. ADR .............   2,321        268,175
Lyonnaise Des Eaux S.A. ............   3,087        633,854
Michelin CGDE (Regd.) (Class B) ....   1,979         79,110
Renault S.A. .......................   7,755        348,150
Rhone-Poulenc S.A. (Class A) .......  11,193        575,766
Schneider S.A. .....................   9,128        553,459
Societe Generale ...................   2,942        476,214
Total S.A. (Class B) ...............   7,424        751,562
                                                  7,063,474

GERMANY -- 12.3%

Bayerische Vereinsbank AG ..........   7,459        584,063
DaimlerChrysler AG .................   6,372        628,969(a)
Fresenius Medical Care AG ..........   6,085        429,010
Mannesmann AG ......................   9,944      1,139,628
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .........   1,083        524,409 (a)

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

Preussag AG ........................   2,145     $  969,150
Volkswagen AG ......................   3,565        284,498
                                                  4,559,727

GREECE -- 0.8%

Alpha Credit Bank (Regd.) ..........   1,974        206,089
National Bank Greece S.A. GDR ......   1,603         69,570(b)
                                                    275,659

HONG KONG -- 0.7%

Giordano International Ltd. ........ 186,000         34,811
Johnson Electric Holdings ..........  81,300        208,822
                                                    243,633

ISRAEL -- 3.4%

Comverse Technology Inc. ...........   4,311        306,081(a)
ECI Telecommunications Ltd. ........  18,100        644,812
Teva Pharmaceutical Industries
   Ltd. ADR ........................   7,553        307,313
                                                  1,258,206

ITALY -- 8.0%

Assicurazioni Generali .............  10,942        456,620
Banca Intesa S.p.A. ................  67,167        402,770
Unicredito Italiano S.p.A. .........  59,380        351,766
Montedison S.p.A. .................. 320,471        425,434
Saipem .............................  76,820        324,294
Telecom Italia Mobile S.p.A. .......  74,385        548,851
Telecom Italia S.p.A. ..............  53,630        457,336
                                                  2,967,071

JAPAN -- 5.5%

Canon Inc. .........................  22,000        469,969
Honda Motor Co. ....................   3,000         98,452
Minebea Co. Ltd. ...................  17,000        194,586
NTT Data Corp ......................      69        342,406
Shin-Etsu Chemical Co. .............   9,000        216,541
Sony Corp. .........................   6,300        458,638
Toshiba Corp .......................  40,000        238,125
                                                  2,018,717

LUXEMBOURG -- 0.0%

Societe Europeenne de
   Communication S.A. ADR
   (Class A) .......................      40            745 (a)
Societe Europeenne de
   Communication S.A. ADR
   (Class B) .......................     365          6,433 (a)
                                                      7,178

MEXICO -- 1.4%

Desc S.A. de C.V. (Series B) .......  44,594         38,171
Desc S.A. de C.V. ADR (Class C) ....   6,704        128,633
Gruma S.A. de C.V. (Series B) ......  18,959         47,842 (a)
Grupo Carso S.A. de C.V. ADR .......  27,167        179,981
Grupo Financiero Banamex Accival
   S.A. de C.V. (Class B) .......... 102,208        134,118 (a)
                                                    528,745

-----------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

NETHERLANDS -- 6.5%

IHC Caland N.V. ....................   9,034     $  375,074
ING Groep N.V. .....................  17,033      1,038,100
Ispat International N.V. (Regd.) ...   5,724         44,361
Koninklijke Ahold N.V. .............  12,475        460,832
Philips Electronics N.V. ...........   7,144        479,132
                                                  2,397,499

PANAMA -- 0.5%

Panamerican Beverages Inc.
   (Class A) .......................   7,512        163,855

PHILIPPINES -- 0.2%

San Miguel Corp. S.A. ..............  46,580         89,807

POLAND -- 0.5%

Telekomunikacja Polska S.A. GDR ....  38,115        190,575 (a,b)

PORTUGAL -- 1.7%

Banco Comercial Portugues (Regd.) ..  12,413        381,798
Jeronimo Martins, SGPS S.A. ........   4,636        253,730
                                                    635,528

SOUTH AFRICA -- 0.2%

Barlow Ltd. ........................  14,184         54,421
Iscor Ltd. .........................  69,011         12,419
                                                     66,840

SOUTH KOREA -- 0.2%

Kookmin Bank GDR ...................       5             39(b)
Pohang Iron & Steel Co. Ltd. ADR ...   4,408         74,385
                                                     74,424

SPAIN -- 2.2%

Argentaria S.A. ....................  26,397        682,585
Repsol S.A. ........................   2,453        130,659
                                                    813,244

SWEDEN -- 5.2%

Autoliv Inc. SDR ...................  18,450        660,810
Ericsson LM Telephone (Series B) ...  16,754        397,982
Investor AB (Series B) .............   1,225         55,183
Invik & Co. AB .....................   1,026         83,345
Kinnevik AB (Series B) .............   2,028         47,425
NetCom Systems AB (Series B) .......   4,443        180,459
Pharmacia & Upjohn Inc. ............   8,810        498,866
                                                  1,924,070

SWITZERLAND -- 3.3%

ABB AG .............................     212        248,468
Novartis AG (Regd.) ................     258        507,097
Zurich Allied AG (Regd.) ...........     603        446,423(a)
                                                  1,201,988

TAIWAN -- 0.9%

Taiwan Semiconductor
   Manufacturing Co. ............... 154,750        341,007(a)

                                      NUMBER
                                     OF SHARES          VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM -- 15.0%

Airtours PLC ......................  104,061     $  665,617
Bank of Scotland PLC ..............   13,224        158,187
Cable & Wireless
   Communication PLC ..............   44,355        404,567 (a)
Commercial Union PLC ..............   11,124        175,389
FKI PLC ...........................  116,452        259,255
Granada Group PLC .................   36,331        636,804
Johnson Matthey PLC ...............   10,906         73,564
LucasVarity PLC ...................  139,679        466,448
Railtrack Group PLC ...............    4,472        116,648
Reed International PLC ............   18,975        150,690
Royal & Sun Alliance Insurance
   Group PLC ......................   59,047        480,695
Saatchi & Saatchi PLC .............   29,095         65,741
SEMA Group PLC ....................   47,197        464,991
Siebe PLC .........................  238,062        935,399
Somerfield PLC ....................   39,276        262,319
Vodafone Group PLC ................   13,528        219,810
                                                  5,536,124

TOTAL COMMON STOCK
   (COST $31,360,755) .............              36,019,002


--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------

Fresenius Medical Care AG ...........  1,335         62,080
Telerj Celular S.A. ................. 64,400          1,519(a)

TOTAL PREFERRED STOCK
   (COST $92,648) ...................                63,599


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
   Gesellschaft AG
   (COST $ 0) .......................     48          2,232(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $31,453,403) ...............            36,084,833


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $ 1,867,786) .............1,867,786      1,867,786

OTHER ASSETS AND LIABILITIES, NET (2.7)%         (1,000,378)
                                                -----------
NET ASSETS-- 100% .........................     $36,952,241
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at December 31, 1998:

SECTOR                     PERCENTAGE (BASED ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Finance                                24.71%
Capital Equipment                      24.27%
Services                               20.08%
Consumer Goods                         16.57%
Energy                                  5.15%
Multi Industry                          3.71%
Materials                               3.16%
Cash and Other                          2.35%
                                      -------
                                         100%
                                      =======

-----------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Q&A

DAVID A. SHAPIRO, OF SENECA CAPITAL MANAGEMENT (SENECA), THE FUND'S SUB-ADVISER, WITH TOTAL ASSETS UNDER MANAGEMENT OF OVER $6 BILLION, IS THE PORTFOLIO MANAGER OF THE REAL ESTATE SECURITIES FUND, DAVID JOINED SENECA IN 1995. IN 1992 DAVID BECAME A PRINCIPAL OF ASSET HOLDINGS GROUP (HE HAS REMAINED A PRINCIPAL OF ASSET HOLDINGS GROUP). FROM 1982 TO 1992, HE WAS A MANAGING DIRECTOR OF THE ADCO GROUP, A REAL ESTATE DEVELOPMENT AND FINANCE COMPANY. DAVID RECEIVED A B.A. FROM COLUMBIA UNIVERSITY AND A J.D. FROM THE UNIVERSITY OF ARIZONA.

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR ENDED DECEMBER 31, 1998?

A. The Real Estate Securities Fund posted a return of -17.68% for the one-year period ended December 31, 1998. For the same period, the Wilshire REIT Index returns -17.43% and our Lipper peer group of 13 Real Estate annuity funds returned -15.49%.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK AND PEER GROUP?

A. The fund's continued overweighting in the Hotel and Office/Industrial sectors negatively affected performance. These growth sectors of the past two years were the worst performing ones in 1998. In the Hotel sector, Patriot American Hospitality and Starwood Lodging Trust generated dismal returns - down 76% and 54%, respectively. The drop in value was attributable to new legislation introduced in early 1998 and consummated later in the year, which threatened the paired-share arrangements. In the Office/Industrial sector, our holdings' declined in line with those of the benchmark. The Office sector was the second worst performing in the index with the Industrial sector not far behind. Although both sectors have done poorly in 1998, we still like them for their strong internal Funds from Operation ("FFO") growth rate.

Q. HOW HAVE THE FUND'S HOLDINGS CHANGED DURING THE YEAR?

A. The fund decreased its holdings in Apartments from 21% of the fund at the end of 1997 to approximately 18% by the end of 1998. We have also trimmed holdings from the Hotel and Office/Industrial sectors during the year. Percentages of holdings in other sectors remain relatively the same. Although the Hotel and Office/Industrial sectors performance was less than stellar, the fundamentals of these businesses remain strong and so we have not deviated from them.

Q. WHAT IS THE OUTLOOK FOR THE FUND?

A. Entering 1998, real estate securities may have been overvalued. As the year progressed, the market corrected itself due to legislative initiatives, tighter credit markets, and investors' expectations. In terms of dividend yields, real estate securities had few peers with yields in the 7% - 8% range. Estimates for 1999 earnings growth are slightly less than those for 1998 (8% - 10%). Real estate fundamentals remain sound and as is evident in the fourth quarter rebound of the Wilshire REIT Index (the first three quarters returned -16.63% while the fourth quarter returned -0.95%). We suspect that stocks are currently slightly undervalued and so will be focusing on companies with solid balance sheets, increasing dividends and FFO growth rates selling at attractive values.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                               [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:
         REAL ESTATE SECURITIES FUND        WILSHIRE REIT
5/1/95            10,000                       10,000
6/95              10,570                       10,511
9/95              11,060                       11,009
12/95             11,700                       11,404
3/96              12,102                       11,886
6/96              12,515                       12,450
9/96              13,384                       13,185
12/96             15,941                       15,609
3/97              16,607                       15,896
6/97              17,308                       16,626
9/97              19,160                       18,727
12/97             19,048                       18,699
3/98              18,948                       18,558
6/98              18,013                       17,707
9/98              16,181                       15,589
12/98             15,679                       15,441

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                ONE       THREE       SINCE
                               YEAR       YEAR    COMMENCEMENT
--------------------------------------------------------------------------------
Real Estate Securities Fund        -17.68%    10.25%     13.03%
--------------------------------------------------------------------------------
Wilshire REIT Index                -17.43%    10.63%     12.56%
--------------------------------------------------------------------------------
Lipper peer group average*         -15.49%    10.95%
--------------------------------------------------------------------------------
Commencement date                    5/1/95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
            A fund designed for investors who seek to maximize total
                       returns through current income and
 capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
  Spieker Properties Inc. ..........................   4.68%
--------------------------------------------------------------------------------
  Essex Property Trust Inc. ........................   4.24%
--------------------------------------------------------------------------------
  Archstone Communities Trust ......................   4.22%
--------------------------------------------------------------------------------
  Equity Residential Properties Trust ..............   3.95%
--------------------------------------------------------------------------------
  Equity Office Properties Trust ...................   3.93%
--------------------------------------------------------------------------------
  Manufactured Home Communities Inc. ...............   3.73%
--------------------------------------------------------------------------------
  Cornerstone Properties Inc. ......................   3.57%
--------------------------------------------------------------------------------
  Prentiss Properties Trust ........................   3.46%
--------------------------------------------------------------------------------
  Urban Shopping Centers Inc. ......................   3.46%
--------------------------------------------------------------------------------
  Duke Realty Investments Inc. .....................   3.41%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


                               [PIE CHART OMITTED]

                               PLOT POINTS FOLLOW:
                                 NET LEASE 2.0%
                                  MORTGAGE 1.1%
                             OFFICE/INDUSTRIAL 36.3%
                                APARTMENTS 17.7%
                               REGIONAL MALLS 9.6%
                                CASH & OTHER 9.4%
                                   HOTEL 8.8%
                             MANUFACTURED HOME 6.6%
                                DIVERSIFIED 6.0%
                              SHOPPING CENTER 2.5%

* LIPPER PERFORMANCE COMPARISON ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 13 AND 7 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 87.2%
--------------------------------------------------------------------------------

APARTMENTS -- 17.7%

Archstone Communities Trust ......... 99,585    $ 2,016,596
Avalonbay Communities Inc. .......... 44,260      1,515,905
Berkshire Realty Company Inc. .......104,500        992,750
Equity Residential Properties Trust . 46,600      1,884,388
Essex Property Trust Inc. ........... 68,000      2,023,000
                                                  8,432,639

DIVERSIFIED -- 4.1%

Entertainment Properties Trust ...... 24,000        408,000
Northstar Capital Investment Corp. .. 30,000        480,000 (a,b)
Pacific Gulf Properties Inc. ........ 52,700      1,057,294
                                                  1,945,294

HOTEL -- 8.8%

Boykin Lodging Co. .................. 35,800        443,025
FelCor Suite Hotels Inc. ............ 28,700        661,894
MeriStar Hospitality Corp. .......... 37,713        700,048
Patriot American Hospitality Inc.     78,020        468,120
Starwood Lodging Trust .............. 49,200      1,116,225
Sunstone Hotel Investors Inc. ....... 86,200        813,512
                                                  4,202,824

MANUFACTURED HOME -- 6.6%

Chateau Communities Inc. ............ 46,500      1,363,031
Manufactured Home Communities
   Inc. ............................. 71,000      1,779,438
                                                  3,142,469

MORTGAGE -- 1.1%

Capital Trust ....................... 70,000        420,000(a)
Clarion Commercial Holdings Inc. .... 25,800        109,650
                                                    529,650

NET LEASE -- 2.0%

TriNet Corporation Realty Trust Inc.  36,000        963,000

OFFICE/INDUSTRIAL -- 34.8%

Arden Realty Inc. ................... 31,000        718,813
Bedford Property Investors Inc. ..... 68,500      1,155,937
Boston Properties Inc. .............. 31,300        954,650
Catellus Development Corp. .......... 32,000        458,000(a)
Cornerstone Properties Inc. .........109,000      1,703,125
Crescent Real Estate Equities Co. ... 60,700      1,396,100
Duke Realty Investments Inc. ........ 70,000      1,627,500
Equity Office Properties Trust ...... 78,200      1,876,800
First Industrial Realty Trust Inc. .. 47,600      1,276,275
Mack-Cali Realty Corp. .............. 51,600      1,593,150
Prentiss Properties Trust ........... 74,000      1,651,125
Spieker Properties Inc. ............. 64,500      2,233,312
                                                 16,644,787

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

REGIONAL MALLS -- 9.6%

Macerich Co. .......................  63,500    $ 1,627,187
Simon Property Group Inc. ..........  46,800      1,333,800
Urban Shopping Centers Inc. ........  50,400      1,650,600
                                                  4,611,587

SHOPPING CENTER -- 2.5%

Developers Diversified Realty Corp.   66,800      1,185,700

TOTAL COMMON STOCK
   (COST $47,889,636) ..............             41,657,950


--------------------------------------------------------------------------------
PREFERRED STOCK -- 3.4%
--------------------------------------------------------------------------------

Glenborough Realty Trust Inc. ......  50,550        922,537
Reckson Associates Realty Corp. ....  33,500        707,688

TOTAL PREFERRED STOCK
   (COST $2,025,620) ...............              1,630,225


TOTAL INVESTMENTS IN SECURITIES
   (COST $49,915,256) ..............             43,288,175


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $3,869,770) ..............3,869,770      3,869,770

OTHER ASSETS AND LIABILITIES, NET 1.3%              598,027
                                                -----------
NET ASSETS-- 100% .........................     $47,755,972
                                                ===========
-------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF OVER $5 BILLION. DAVE JOINED GE IN 1980 ON THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE INVESTMENTS AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS AND HAS MANAGED THE PREMIER GROWTH EQUITY FUND SINCE IT'S INCEPTION. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST
(CFA) AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED AGAINST ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The Premier Growth Equity Fund posted a return of 36.53% for the one-year period ended December 31, 1998. For the same period, the S&P 500 Index returned 28.70% and our Lipper peer group of 147 Growth annuity funds returned 24.94%.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARKS?

A. This fund is run with a concentrated focus. Presently, there are just 32 holdings in the fund. The narrow list of holdings will mean more volatility in the short term, but fortunately the volatility was on the upside last year. The performance will be driven by individual names, and last year's biggest winners were in the technology sector. Other areas of strength were in the telecommunications and consumer industries.

Q. WHICH INVESTMENTS STAND OUT?

A. In technology, EMC, which manufactures disk storage devices; Microsoft and Cisco Systems, a supplier of networking devices, all doubled in price during the year. In telecommunications, Airtouch Communications, a cellular telephone provider; NTL, a United Kingdom based telecommunication company; and MCI WorldCom all turned in outstanding performance for the year. The two retail holdings, Home Depot and CVS were also big winners. On the downside, our two oil service companies, Schlumberger and Baker-Hughes declined in price as the weak crude oil price negatively impacted earnings for both companies.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The focus of this fund will continue to be on a concentrated list of high quality growth stocks with the following characteristics: industry dominance, above average growth, financial strength, and shareholder oriented management. The portfolio will essentially be fully invested at all times, meaning we will not attempt to time the market and periodically hold a large cash balance. We have been through a period of extraordinary returns for the stock market, and valuation measures are at all time highs. Expectations for equity returns should not be an extrapolation of the recent past. If we continue to own outstanding growth companies, then the success of these companies will drive above-average investment returns over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:
         PREMIER GROWTH EQUITY FUND   S&P 500
12/12/97             10,000           10,000
12/97                10,346           10,182
3/98                 11,712           11,604
6/98                 12,193           11,988
9/98                 11,395           10,802
12/98                14,125           13,104


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                      ONE          SINCE
                                     YEAR      COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund             36.53%      38.73%
--------------------------------------------------------------------------------
S&P 500 Index                          28.70%      29.21%
--------------------------------------------------------------------------------
Lipper peer group average*             24.94%
--------------------------------------------------------------------------------
Commencement date                  12/12/97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
                A fund designed for investors who seek long-term
                  growth of capital as well as future income by
                  investing primarily in growth-oriented equity
                                   securities.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
  Catalina Marketing Corp. ..........................  4.01%
--------------------------------------------------------------------------------
  Interpublic Group Cos. Inc. .......................  3.88%
--------------------------------------------------------------------------------
  NTL Inc. ..........................................  3.88%
--------------------------------------------------------------------------------
  Tele-Communications Inc. Liberty
  Media Group (Series A) ............................  3.80%
--------------------------------------------------------------------------------
  MCI WorldCom Inc. .................................  3.70%
--------------------------------------------------------------------------------
  First Data Corp. ..................................  3.63%
--------------------------------------------------------------------------------
  Airtouch Communications Inc. ......................  3.51%
--------------------------------------------------------------------------------
  Home Depot Inc. ...................................  3.50%
--------------------------------------------------------------------------------
  Waste Management Inc. .............................  3.47%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ................................  3.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


                               [PIE CHART OMITTED]

                               PLOT POINTS FOLLOW:
                             CONSUMER - STABLE 2.4%
                                HEALTHCARE 19.8%
                            CONSUMER - CYCLICAL 18.6%
                     TECHNOLOGY - SOFTWARE & SERVICES 15.7%
                               CAPITAL GOODS 11.3%
                    TECHNOLOGY - ELECTRONICS & EQUIPMENT 8.2%
                                 UTILITIES 7.2%
                                RETAIL TRADE 5.4%
                                CASH & OTHER 5.1%
                                   ENERGY 3.5%
                                 FINANCIAL 2.8%

* LIPPER PERFORMANCE COMPARISON ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD INDICATED IN THE GROWTH PEER GROUP CONSISTING OF 147 UNDERLYING ANNUITY FUNDS.
                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 94.9%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 11.3%

AlliedSignal Inc. ..................   7,398     $  327,824
Dover Corp. ........................  15,935        583,619
Molex Inc. (Class A) ...............  19,918        634,886
Waste Management Inc. ..............  14,795        689,817
                                                  2,236,146

CONSUMER - CYCLICAL -- 18.6%

Carnival Corp. (Class A) ...........  12,519        600,913
Catalina Marketing Corp. ...........  11,667        797,731(a)
Interpublic Group Cos. Inc. ........   9,675        771,581
NTL Inc. ...........................  13,658        770,824(a)
Tele-Communications Inc.
   Liberty Media Group
   (Series A) ......................  16,390        754,964 (a)
                                                  3,696,013

CONSUMER - STABLE -- 2.4%

Avon Products Inc. .................  10,814        478,520

ENERGY -- 3.5%

Baker Hughes Inc. ..................  18,211        322,107
Schlumberger Ltd. ..................   7,967        367,478
                                                    689,585

FINANCIAL -- 2.8%

Citigroup Inc. .....................  11,381        563,359

HEALTHCARE -- 19.8%

Cardinal Health Inc. ...............   8,537        647,745
Dentsply International Inc. ........  16,503        424,952
Johnson & Johnson ..................   6,317        529,838
Lincare Holdings Inc. ..............  13,090        530,963(a)
Omnicare Inc. ......................  18,779        652,570
Sybron International Corp. .........  24,470        665,278(a)
Tenet Healthcare Corp. .............  18,210        478,013(a)
                                                  3,929,359

RETAIL TRADE -- 5.4%

CVS Corp. ..........................   6,829        375,595
Home Depot Inc. ....................  11,382        696,436
                                                  1,072,031

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 8.2%

Applied Materials Inc. .............   8,536        364,380(a)
Cisco Systems Inc. .................   7,398        686,627(a)
Intel Corp. ........................   4,951        587,003
                                                  1,638,010

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

TECHNOLOGY - SOFTWARE & SERVICES -- 15.7%

Automatic Data Processing Inc. ......  7,171     $  575,025
EMC Corp. ...........................  7,967        677,195(a)
Equifax Inc. ........................ 14,114        482,522
First Data Corp. .................... 22,763        721,303
Microsoft Corp. .....................  4,838        670,970(a)
                                                  3,127,015

UTILITIES -- 7.2%

Airtouch Communications Inc. ........  9,675        697,810 (a,h)
MCI WorldCom Inc. ................... 10,243        734,935(a)
                                                  1,432,745

TOTAL INVESTMENTS IN SECURITIES
   (COST $14,007,856) ...............            18,862,783


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $1,140,975) ............  1,140,975      1,140,975

OTHER ASSETS AND LIABILITIES, NET (0.6)%           (124,385)
                                                -----------
NET ASSETS-- 100% ...............               $19,879,373
                                                ===========

------------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------


Q&A

JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ), THE FUND'S SUB-ADVISER, WHICH HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $8 BILLION, IS THE PORTFOLIO MANAGER OF THE VALUE EQUITY FUND. PRIOR TO JOINING NWQ IN 1996, HE SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS AND HIS M.B.A. FROM WHARTON BUSINESS SCHOOL, UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The Value Equity Fund posted a return of 6.69% for the one-year period ended December 31, 1998. For the same period, the S&P 500 Index returned 28.70% and our Lipper peer group of 146 Growth and Income annuity funds returned 16.37%.

Q. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK?

A. The Value Equity Fund, an all-cap portfolio, did outperform the S&P Mid-Cap 400/Barra Value Index by 2.02%, yet underperformed the S&P 500, an index which was driven by large gains in growth stocks. Growth stocks outperformed value stocks by 30% over the one-year period. Equally astounding is the fact that more than 35% of the S&P Mid-Cap 400 Index return -19.12% was generated by one stock
- America Online. Clearly, 1998 was an extremely challenging and unusual year, with market averages appreciating sharply while the average stock on the New York Stock Exchange experienced a double-digit decline. In the Portfolio, significant gains were realized in a number of stocks, particularly in the cable and cellular industries.

Q. WHAT SECTORS HAVE YOU LIKED?

A. We have emphasized several sectors including cable, cellular communications, financial services, and energy. Our cable and cellular investments performed exceptionally well. Cable performance was driven by industry consolidation, AT&T's acquisition of Tele-Communications, excitement over new services and the continued development of the internet. Our cellular investments also posted substantial gains, driven by solid fundamentals and merger and acquisition activity. Our energy investments performed poorly during 1998 as oil prices collapsed due to weakness in Asian economies, a mild winter, and increases in the Organization of Petroleum Exporting Countries' production levels.

Q. WHICH INVESTMENTS STAND OUT?

A. Cable industry holdings such as Liberty Media Group, NTL, Cox Communications, and MediaOne Group performed exceptionally well. Cellular holdings, including Cellular Communications International, CoreComm, and Alltel also appreciated substantially. Other successful investments include Ford Motor, Philip Morris Cos., Pharmacia & Upjohn, Chase Manhattan, Berg Electronics, and Darden Restaurants. Four holdings were acquired or received takeover bids during 1998, namely Berg Electronics, Provident Cos., 360 Communications, and Cellular Communications International, which contributed to the stocks' values.

Q. HOW HAVE WE POSITIONED THE FUND GOING FORWARD?

A. Our strategy of investing in undervalued companies with catalysts present to improve profitability and unlock value remains unchanged. We continue to find significant investment opportunities in today's market. Recent purchases include Waste Management, Banc One and Lear. We have maintained our focus in the financial services, cable and cellular sectors and are not chasing the current market mania for internet, technology, and other growth stocks where risk/reward and valuation parameters appears to have fallen to the wayside.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:
         VALUE EQUITY FUND   S&P 500
5/1/97         10,000         10,000
6/97           11,450         11,086
9/97           13,320         11,920
12/97          13,256         12,259
3/98           15,055         13,971
6/98           14,975         14,434
9/98           12,406         13,006
12/98          14,142         15,777


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                 ONE               SINCE
                                 YEAR          COMMENCEMENT
--------------------------------------------------------------------------------
Value Equity Fund                6.69%           23.04%
--------------------------------------------------------------------------------
S&P 500 Index                   28.70%           31.37%
--------------------------------------------------------------------------------
Lipper peer group average*      16.37%
--------------------------------------------------------------------------------
Commencement date                5/1/97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in common stock and other equity securities that are undervalued by the market at the time of purchase and offer above-average potential for capital growth.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
  Tele-Communications Inc. Liberty
  Media Group (Series A) ............................  4.52%
--------------------------------------------------------------------------------
  Cellular Communications International Inc. ........  4.29%
--------------------------------------------------------------------------------
  Philip Morris Cos. Inc. ...........................  3.79%
--------------------------------------------------------------------------------
  Loews Corp. .......................................  3.75%
--------------------------------------------------------------------------------
  Provident Cos. Inc. ...............................  3.47%
--------------------------------------------------------------------------------
  NTL Inc. ..........................................  3.26%
--------------------------------------------------------------------------------
  Waste Management Inc. .............................  3.13%
--------------------------------------------------------------------------------
  Alltel Corp. ......................................  3.05%
--------------------------------------------------------------------------------
  MediaOne Group Inc. ...............................  2.89%
--------------------------------------------------------------------------------
  Chase Manhattan Corp. .............................  2.79%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTOLIO ALLOCATION
                             AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


                               [PIE CHART OMITTED]


                               PLOT POINTS FOLLOW:

                        REAL ESTATE INVESTMENT TRUST 1.0%
                            CONSUMER - CYCLICAL 24.4%
                                 FINANCIAL 15.8%
                                 INSURANCE 13.6%
                            TELECOMMUNICATIONS 10.8%
                                   ENERGY 6.7%
                                CASH & OTHER 5.4%
                             CONSUMER - STABLE 5.3%
                               CAPITAL GOODS 4.2%
                    TECHNOLOGY - ELECTRONICS & EQUIPMENT 4.2%
                                 HEALTHCARE 3.2%
                                 UTILITIES 3.0%
                              BASIC MATERIALS 2.4%

* LIPPER PERFORMANCE COMPARISON ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD INDICATED IN THE GROWTH & INCOME PEER GROUP CONSISTING OF 146 UNDERLYING ANNUITY FUNDS.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 94.6%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.4%

Praxair Inc. .......................  37,000    $ 1,304,250

CAPITAL GOODS -- 4.2%

Atchison Casting Corp. .............  10,500         97,125(a)
Case Corp. .........................  22,500        490,781
Waste Management Inc. ..............  36,000      1,678,500
                                                  2,266,406

CONSUMER - CYCLICAL -- 24.4%

@ Entertainment Inc. ...............  47,900        323,325(a)
Circus Circus Enterprises Inc. .....  36,000        411,750(a)
Cox Communications Inc. ............  20,000      1,382,500(a)
Darden Restaurants Inc. ............  30,000        540,000
Ford Motor Co. .....................  14,800        868,575
Hasbro Inc. ........................  40,700      1,470,288
Hayes Lemmerz International Inc. ...  28,700        866,381(a)
Lear Corp. .........................   6,500        250,250(a)
MediaOne Group Inc. ................  33,000      1,551,000
NTL Inc. ...........................  31,000      1,749,562(a)
Tele-Communications Inc.
   Liberty Media Group
   (Series A) ......................  52,670      2,426,112(a)
The E.W. Scripps Co. Inc ...........  25,000      1,243,750
                                                 13,083,493

CONSUMER - STABLE -- 5.3%

Alberto-Culver Co. .................  32,000        808,000
Philip Morris Cos. Inc. ............  38,000      2,033,000
                                                  2,841,000

ENERGY -- 6.7%

BJ Services Co. ....................  48,000        750,000(a)
Noble Affiliates Inc. ..............  27,000        664,875
Ocean Energy Inc. ..................  89,050        562,128(a)
Tosco Corp. ........................  35,000        905,625
Transocean Offshore Inc. ...........  27,000        723,938
                                                  3,606,566

FINANCIAL -- 15.8%

Bank One Corp. .....................  28,000      1,429,750
BankAmerica Corp. ..................  19,031      1,144,239
Chase Manhattan Corp. ..............  22,000      1,497,375
First Union Corp. ..................  22,000      1,337,875
Fleet Financial Group Inc. .........  20,000        893,750
Heller Financial Inc. ..............  34,000        998,750
Waddell & Reed Financial Inc.
   (Class A) .......................  43,433      1,028,819
Waddell & Reed Financial Inc.
   (Class B) .......................   6,171        143,476
                                                  8,474,034

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 3.2%

Integrated Health Services Inc. ...   45,000     $  635,625
Pharmacia & Upjohn Inc. ...........   19,000      1,075,875
                                                  1,711,500

INSURANCE -- 13.6%

Aetna Inc. ........................   16,000      1,258,000
Hartford Financial Services
   Group Inc. .....................   23,000      1,262,125
Loews Corp. .......................   20,500      2,014,125
Provident Cos. Inc. ...............   44,800      1,859,200
Torchmark Corp. ...................   25,200        889,875
                                                  7,283,325

REAL ESTATE INVESTMENT TRUST -- 1.0%

Indymac Mortgage Holdings Inc. ....   49,000        517,563

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 4.2%

Allen Telecomm Inc. ...............   40,000        267,500
Quantum Corp. .....................   53,000      1,126,250(a)
Storage Technology Corp. ..........   23,600        839,275(a)
                                                  2,233,025

TELECOMMUNICATIONS -- 10.8%

Cellular Communications
   International Inc. .............   33,812      2,299,216 (a)
Cellular Communications of
   Puerto Rico ....................   65,000      1,202,500 (a)
CoreComm Ltd. .....................   65,000      1,023,750(a)
Telephone & Data Systems Inc. .....   28,000      1,258,250
                                                  5,783,716

UTILITIES -- 3.0%

Alltel Corp. ......................   27,380      1,637,666

TOTAL INVESTMENTS IN SECURITIES
   (COST $45,323,665) .............              50,742,544


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $2,528,702) ............. 2,528,702      2,528,702

OTHER ASSETS AND LIABILITIES, NET 0.7%              371,371
                                                 ----------
NET ASSETS-- 100%                               $53,642,617
                                                ===========

-------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------


Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF GE INVESTMENT'S U.S. EQUITY OPERATION WITH ASSETS UNDER MANAGEMENT OF OVER $31 BILLION. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAMS OF THE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE INVESTMENTS IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE INVESTMENTS. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARKS AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The U.S. Equity Fund posted a return of 23.41% for the one-year ending December 31, 1998. For the same period, the S&P 500 Index posted a 28.70% and our Lipper peer group of 146 Growth and Income annuity funds returned 16.37%

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The S&P 500 Index outperformed the fund in a narrow market where a few large companies, notably in the technology sector, did extremely well. Investors gave these companies high valuations and, although the fund includes strong technology stocks such as Cisco Systems, Sun Microsystems, EMC and International Business Machines, it was underweighted in the sector because of valuation concerns.

Q. WHICH INVESTMENTS STAND OUT?

A. Strong performances by consumer stocks helped the fund outperform its peers. Healthcare issues such as Allergan, Merck and Watson Pharmaceuticals did well because their earnings growth remained strong while earnings slowed in other sectors. With consumer confidence high and unemployment low, holdings in home improvement retailers Home Depot and Loews Cos., retailers Wal-Mart Stores and Dayton Hudson, and Comcast, a media company, posted excellent returns. In contrast, the fund's energy sector holdings underperformed because oil prices stayed low longer than expected. We remain hopeful that factors such as colder weather, production cutbacks within the Organization of Petroleum Exporting Countries, and a possible increase in demand from Asia may reverse the inventory overhang which has resulted in oil price weakness in 1999.

Q. HAVE YOU MADE ANY CHANGES TO THE PORTFOLIO?

A. In early 1999, we made some changes to the portfolio's structure. These changes should generate better returns without altering the fund's close tracking to the S&P 500 Index. The fund remains balanced between value and growth stocks. The bulk of the fund's assets moved from utilization of four portfolio managers to the two most senior managers. This resulted in a portfolio that is more concentrated, with holdings declining from 250 companies to approximately 160. We also added a research portfolio component, comprising about 15% of the fund. This component reflects the best ideas of our research analysts, who have been managing a very successful broad research portfolio for the past seven years. The fund will use a more concentrated version of the research portfolio -- with approximately 60 companies. The goal is to amplify positions that the two portfolio managers already own. This places more emphasis on stock selection, which has been our strength historically, rather than sector allocation. We believe these changes will set the stage for better performance going forward. We will continue to focus on fundamental research and stock selection, with more concentration in fewer stocks that we believe have the best potential to outperform the market over the longer term.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND IN 1999?

A. We foresee a reasonably healthy United States economy fueled by low inflation, high consumer confidence, job growth and another federal budget surplus. Although domestic and global growth may slow, signs of recession are few. However, businesses will find it challenging to raise prices. In this environment, shareholders will reward companies that can increase revenues and profits consistently without the benefit of higher prices.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:
         U.S. EQUITY FUND  S&P 500
1/3/95         10,000      10,000
3/95           10,940      10,974
6/95           11,973      12,019
9/95           12,873      12,977
12/95          13,558      13,749
3/96           14,353      14,497
6/96           14,888      15,151
9/96           15,218      15,616
12/96          16,502      16,927
3/97           16,854      17,369
6/97           19,598      20,404
9/97           21,255      21,938
12/97          21,805      22,563
3/98           24,394      25,713
6/98           24,989      26,566
9/98           22,447      23,937
12/98          26,910      29,038



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                ONE       THREE       SINCE
                               YEAR       YEAR    COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund              23.41%    25.67%       28.12%
--------------------------------------------------------------------------------
S&P 500 Index                 28.70%    28.30%       30.59%
--------------------------------------------------------------------------------
Lipper peer group average*    16.37%    21.21%
--------------------------------------------------------------------------------
Commencement date             1/3/95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
  Citigroup Inc. ....................................  2.81%
--------------------------------------------------------------------------------
  Merck & Co. Inc. ..................................  2.56%
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co. ..........................  2.48%
--------------------------------------------------------------------------------
  International Business Machines ...................  2.10%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. ..................  1.96%
--------------------------------------------------------------------------------
  AlliedSignal Inc. .................................  1.75%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ................................  1.71%
--------------------------------------------------------------------------------
  Cardinal Health Inc. ..............................  1.59%
--------------------------------------------------------------------------------
  SBC Communications Inc. ...........................  1.48%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc. ..............................  1.38%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


                               [PIE CHART OMITTED]

                               PLOT POINTS FOLLOW:

                              BASIC MATERIALS 1.8%
                                HEALTHCARE 15.0%
                                 FINANCIAL 10.8%
                                 UTILITIES 9.5%
                            CONSUMER - CYCLICAL 8.7%
                               CAPITAL GOODS 8.5%
                    TECHNOLOGY - ELECTRONICS & EQUPIMENT 8.3%
                             CONSUMER - STABLE 7.6%
                                   ENERGY 6.6%
                      TECHNOLOGY - SOFTWARE & SERVICES 6.6%
                                RETAIL TRADE 5.9%
                                 INSURANCE 4.8%
                                CASH & OTHER 4.0%
                               TRANSPORTATION 1.9%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH AND INCOME PEER GROUP CONSISTING OF 146 AND 80 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.3%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 1.8%

Air Products & Chemicals Inc. .......  2,699     $  107,960
Airgas Inc. .........................  1,703         15,221(a)
Barrick Gold Corp. ..................  2,958         57,681
Du Pont de Nemours (E.I.) & Co. .....  2,987        158,498
Great Lakes Chemical Corp. ..........  1,477         59,080
Morton International Inc. ...........  1,841         45,104
Newmont Mining Corp. ................  4,103         74,110
Rayonier Inc. .......................  1,123         51,588
                                                    569,242

CAPITAL GOODS -- 8.5%

AlliedSignal Inc. ................... 12,332        546,462
Deere & Co. .........................  1,963         65,024
Dover Corp. ......................... 10,595        388,042(h)
Emerson Electric Co. ................  3,695        223,547
Gulfstream Aerospace Corp. ..........    730         38,873(a)
Hubbell Inc. (Class B) ..............  6,346        241,148
Lockheed Martin Corp. ...............    625         52,969
Martin Marietta Materials Inc. ......  3,201        199,062
Masco Corp. .........................  2,494         71,702
Molex Inc. (Class A) ................  3,200        102,000
Textron Inc. ........................  3,661        278,007
Tyco International Ltd. .............    102          7,695
United Technologies Corp. ...........  1,449        157,579
Waste Management Inc. ...............  6,018        280,589
                                                  2,652,699

CONSUMER - CYCLICAL -- 8.7%

Carnival Corp. (Class A) ............  1,941         93,168
Catalina Marketing Corp. ............  1,585        108,374(a)
Comcast Corp. (Class A) .............  4,900        287,569
Ford Motor Co. ......................  1,217         71,423
Gannett Inc. ........................  4,253        274,318
Harman International Industries Inc.     847         32,292
Interpublic Group Cos. Inc. .........  4,031        321,472
Knight-Ridder Inc. ..................  1,996        102,045
McDonald's Corp. ....................  2,472        189,417
NTL Inc. ............................  3,706        209,158(a)
Stanley Works .......................    702         19,481
Tele-Communications Inc.
   (Series A) .......................  4,170        230,653 (a)
Tele-Communications Inc.
   Liberty Media Group
   (Series A) .......................  2,107         97,054 (a)
Tele-Communications TCI
   Ventures Group (Series A) ........  2,356         55,513 (a)
Time Warner Inc. ....................  1,040         64,545
Walt Disney Co. .....................  6,177        185,310
Xerox Corp. .........................  3,158        372,644
                                                  2,714,436

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 7.6%

Anheuser Busch Cos. Inc. ............  3,462     $  227,194
Avon Products Inc. ..................  5,386        238,330
Bestfoods ...........................  1,493         79,502
Coca Cola Co. .......................    166         11,101
Colgate-Palmolive Co. ...............    354         32,878
Conagra Inc. ........................  1,869         58,874
General Mills Inc. ..................  1,123         87,313
Gillette Co. ........................    625         30,195
Kimberly Clark Corp. ................  1,703         92,814
Nestle S.A. (Regd.) .................     39         84,888
Pepsico Inc. ........................  8,223        336,629
Philip Morris Cos. Inc. .............  6,702        358,557(h)
Procter & Gamble Co. ................  2,743        250,470
Ralston Purina Co. ..................  5,618        181,883
Sara Lee Corp. ...................... 10,240        288,640
                                                  2,359,268

ENERGY -- 6.6%

Anadarko Petroleum Co. ..............  1,399         43,194
Baker Hughes Inc. ...................  2,190         38,736
British Petroleum PLC ADR ...........  1,649        156,640
Burlington Resources Inc. ...........  3,755        134,476
Chevron Corp. .......................    874         72,487
Exxon Corp. .........................  5,038        368,404(h)
Halliburton Co. .....................  4,159        123,210
Mobil Corp. .........................  3,401        296,312
Nabors Industries Inc. ..............  1,288         17,469(a)
Royal Dutch Petroleum Co. ADR .......  5,060        242,248
Schlumberger Ltd. ...................  4,556        210,146
Texaco Inc. .........................  1,493         78,942
Total S.A. ADR ......................    935         46,516
Unocal Corp. ........................  5,132        149,790
USX-Marathon Group ..................  2,345         70,643
                                                  2,049,213

FINANCIAL -- 10.8%

American Express Co. ................  3,241        331,392(h)
Associates First Capital Corp.
   (Class A) ........................  3,738        158,398
Bank of New York Inc. ...............  1,642         66,091
BankAmerica Corp. ...................  2,921        175,597
BankBoston Corp. ....................  2,289         89,128
Chase Manhattan Corp. ...............  2,560        174,240
Citigroup Inc. ...................... 17,690        875,655
Countrywide Credit Industries .......    503         25,244
Crestar Financial Corp. .............      2            144
Federal National Mortgage Assoc. ....  8,262        611,388
First Union Corp. ...................  1,659        100,888
ING Groep N.V. ADR ..................      1             62
Morgan Stanley, Dean Witter .........  4,120        292,520
National City Corp. .................  2,162        156,745
State Street Corp. ..................  1,533        106,639
United States Bancorp. ..............  3,119        110,725
Wells Fargo & Co. ...................  2,057         82,151
                                                  3,357,007

------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 15.0%

Abbott Laboratories .................  7,958     $  389,942(h)
Allergan Inc. .......................  3,495        226,301
American Home Products Corp. ........  3,451        194,334
Amgen Inc. ..........................    935         97,766(a)
Bristol-Myers Squibb Co. ............  5,768        771,831
Cardinal Health Inc. ................  6,549        496,875
Dentsply International Inc. .........  1,496         38,522
Eli Lilly & Co. .....................    332         29,507
Henry Schein Inc. ...................    749         33,518(a)
Johnson & Johnson ...................  4,816        403,942
Lincare Holdings Inc. ...............  1,711         69,402(a)
Merck & Co. Inc. ....................  5,392        796,331
Omnicare Inc. .......................    650         22,588
Pfizer Inc. .........................  2,677        335,796
Pharmacia & Upjohn Inc. .............  2,804        158,777
Schering Plough Corp. ...............  3,611        199,508
Shire Pharmaceuticals Group
   PLC ADR ..........................    597         12,089(a)
Sybron International Corp. ..........  2,797         76,043(a)
Tenet Healthcare Corp. ..............  2,865         75,206(a)
Watson Pharmaceuticals Inc. .........  4,031        253,449(a)
                                                  4,681,727

INSURANCE -- 4.8%

American International Group Inc. ...  2,616        252,771
Berkshire Hathaway Inc. (Class B) ...    160        376,294(a)
Chicago Title Corp. .................     18            845
Hartford Financial Services
   Group Inc. .......................  2,267        124,402
Lincoln National Corp. ..............  1,493        122,146
Loews Corp. .........................  1,853        182,057
Marsh & McLennan Cos. Inc. ..........  1,482         86,604
Provident Cos. Inc. .................  2,804        116,366
Reliastar Financial Corp. ...........  3,307        152,535
St. Paul Cos. Inc. ..................  1,432         49,762
UNUM Corp. ..........................    359         20,957
                                                  1,484,739

RETAIL TRADE -- 5.9%

Costco Cos. Inc. ....................  1,759        126,978(a)
CVS Corp. ...........................    685         37,675
Dayton Hudson Corp. .................  7,897        428,412
Federated Department Stores Inc. ....  2,378        103,592(a)
Home Depot Inc. .....................  5,026        307,528
Lowes Cos. Inc. .....................  6,000        307,125
Sears Roebuck & Co. .................  2,179         92,607
Wal-Mart Stores Inc. ................  5,298        431,456
                                                  1,835,373

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 8.3%

Analog Devices Inc. .................  4,606        144,513(a)
Applied Materials Inc. ..............  1,963         83,795(a,h)
Cisco Systems Inc. ..................  5,730        531,816(a)
Hewlett Packard Co. .................  2,604        177,886
Intel Corp. .........................  2,997        355,332
International Business Machines .....  3,550        655,862
Northern Telecom Ltd. ...............  3,484        174,635
Pitney Bowes Inc. ...................  2,477        163,637
Sun Microsystems Inc. ...............  3,705        317,241(a)
                                                  2,604,717

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------


TECHNOLOGY - SOFTWARE & SERVICES -- 5.9%

Automatic Data Processing Inc. .....   3,191     $  255,878
Computer Sciences Corp. ............   1,742        112,250
EMC Corp. ..........................   3,982        338,470(a)
Equifax Inc. .......................   8,715        297,944
First Data Corp. ...................  11,961        379,014
Microsoft Corp. ....................   2,654        368,077(a)
Reuters Holdings PLC ADR ...........   1,532         97,091
                                                  1,848,724

TRANSPORTATION -- 1.9%

Burlington Northern Santa Fe .......   6,227        210,161
Canadian Pacific Ltd. ..............   3,097         58,456
Continental Airlines Inc.(Class B) .   3,998        133,933(a)
Delta Air Lines Inc. ...............   3,208        166,816
Pittston Brinks Group ..............     542         17,276
                                                    586,642

UTILITIES -- 9.5%

Airtouch Communications Inc. ......    5,668        408,804(a)
American Electric Power Inc. ......    2,494        117,374
American Telephone &
   Telegraph Corp. ................    1,996        150,199(h)
Bell Atlantic Corp. ...............    3,987        211,311(h)
Bellsouth Corp. ...................    1,184         59,052
CMS Energy Corp. ..................    3,207        155,339
Duke Energy Corp. .................    2,245        143,820
Edison International ..............    3,113         86,775
Florida Progress Corp. ............    1,742         78,063
FPL Group Inc. ....................    1,244         76,662
Frontier Corp. ....................    1,559         53,006
GTE Corp. .........................    4,258        276,770
MCI WorldCom Inc. .................    2,964        212,667(a)
New Century Energies Inc. .........    1,869         91,114
Northern States Power Co. .........    1,869         51,865
Qwest Communications
   International Inc. .............      885         44,250(a)
SBC Communications Inc. ...........    8,583        460,263
Sprint Corp. ......................      807         67,889
Texas Utilities Co. ...............    1,869         87,259
U.S. WEST Inc. ....................    2,057        132,934
                                                  2,965,416

TOTAL COMMON STOCK
   (COST $24,443,617) .............              29,709,203


--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.7%
--------------------------------------------------------------------------------

Microsoft Corp. (Series A)
   (COST $204,701) ................    2,218        216,810

TOTAL INVESTMENTS IN SECURITIES
   (COST $24,648,318) .............              29,926,013

---------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $1,182,947) ............. 1,182,947    $ 1,182,947

OTHER ASSETS AND LIABILITIES, NET 0.2%               51,097
                                               ------------

NET ASSETS-- 100% ......................        $31,160,057
                                               =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The U.S. Equity Fund had the following long Futures Contracts open at December 31, 1998:

                              NUMBER
                EXPIRATION      OF       UNDERLYING     UNREALIZED
DESCRIPTION        DATE      CONTRACTS   FACE VALUE        GAIN
--------------------------------------------------------------------------------
S&P 500         March 1999       3        $ 934,125      $ 33,588

--------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A



JAMES B. MAY LEADS A TEAM OF PORTFOLIO MANAGERS AT STATE STREET GLOBAL ADVISORS, THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SINCE 1994, JAMES HAS BEEN AN INVESTMENT OFFICER AND PORTFOLIO MANAGER IN THE U.S. STRUCTURED PRODUCTS GROUP AT STATE STREET BANK AND TRUST COMPANY WHICH HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $441 BILLION. FROM 1991 TO 1993, JAMES SERVED AS AN INVESTMENT SUPPORT ANALYST IN THE U.S. PASSIVE SERVICES GROUP AT STATE STREET. JAMES HOLDS A B.S. IN FINANCE FROM BENTLEY COLLEGE AND AN M.B.A. FROM BOSTON COLLEGE.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The S&P 500 Index Fund posted a return of 28.24% for the one-year period ended December 31, 1998. For the same period, the S&P 500 Index returned 28.70% and our Lipper peer group of 28 S&P 500 Index Objective annuity funds returned 28.25%.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The S&P 500 Index is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index or expenses related to managing a mutual fund. If these expenses (0.45% for the one-year period ended December 31, 1998) were taken into account, the fund's performance would track that of the S&P 500 Index.

Q. WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. We continue to utilize a full replication strategy to manage the S&P 500 Index Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the fund in the approximate capitalization weight of the S&P 500 Index. This methodology provided consistent tracking with the S&P 500 Index.

Q. WHAT DOMESTIC AND WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST TWELVE MONTHS AND HOW DID THIS IMPACT YOUR FUND?

A. The two defining characteristics of the 1998 equity market were volatility and narrowness of performance. As record point gains and losses occurring on a daily basis, the long awaited correction occurred in August when the uncertainty of the Asian/Russian crisis, White House scandal, fear of returning inflation and other issues came to a head in the global equity markets. The S&P 500 Index's drop of 14.44% for the month pushed third quarter performance down 9.89%. The drop was soon forgotten as the S&P 500 Index rebounded during the fourth quarter. This gain was spurred on by continued low inflation, a positive outlook by U.S. consumers and three consecutive interest rate cuts by the Federal Reserve in late fall. Only a few stocks within the S&P 500 Index including companies such as Microsoft, General Electric, International Business Machines, Wal-Mart Stores and Lucent Technologies, however, powered the rebound. In fact, approximately 50 companies contributed to the bulk of the annual S&P 500 Index return with 75% of the index composite stocks lagging the return.

As in previous years, 1998 was dominated by growth companies. The S&P/Barra Growth Index returned 42.16% while the S&P/Barra Value Index returned 14.68% for the year. Large capitalization stocks such as those in the S&P 500 Index, outperformed their small-cap counterparts as exhibited by the Russell 2000 returning -2.64% for 1998.

Q. WHAT IS THE OUTLOOK FOR THE FUND?

A. With the passively managed strategy of the fund, it will remain properly positioned to track the return of the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:
         S&P 500 INDEX FUND      S&P 500
'88           10,000             10,000
'89           12,548             13,154
'90           11,264             12,738
'91           15,136             16,633
'92           16,405             17,918
'93           18,766             19,712
'94           18,752             19,968
'95           25,529             27,454
'96           31,786             33,800
'97           41,426             45,053
'98           53,125             57,982

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                     ONE       FIVE      TEN
                                    YEAR       YEAR      YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund                 28.24%     23.14%    18.18%
--------------------------------------------------------------------------------
S&P 500 Index                      28.70%     24.08%    19.21%
--------------------------------------------------------------------------------
Lipper peer group average*         28.25%     23.58%    18.62%
--------------------------------------------------------------------------------
Commencement date                4/15/85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

     A fund designed for investors who seek long-term growth of capital and accumulation of income by investing in common stocks comprised in the Standard &
                    Poor's 500 Composite Stock Price Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
  Microsoft Corp. ...................................  3.36%
--------------------------------------------------------------------------------
  General Electric Co. ..............................  3.25%
--------------------------------------------------------------------------------
  Intel Corp. .......................................  1.92%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc. ..............................  1.78%
--------------------------------------------------------------------------------
  Exxon Corp. .......................................  1.73%
--------------------------------------------------------------------------------
  Merck & Co. Inc. ..................................  1.70%
--------------------------------------------------------------------------------
  International Business Machines ...................  1.68%
--------------------------------------------------------------------------------
  Coca Cola Co. .....................................  1.60%
--------------------------------------------------------------------------------
  Pfizer Inc. .......................................  1.57%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ................................  1.42%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


                               [PIE CHART OMITTED]

                               PLOT POINTS FOLLOW:

                               TRANSPORTATION 0.9%
                                 FINANCIAL 12.3%
                                HEALTHCARE 12.0%
                   TECHNOLOGY - ELECTRONICS & EQUIPMENT 11.6%
                                 UTILITIES 11.0%
                             CONSUMER - STABLE 9.5%
                            CONSUMER - CYCLICAL 8.0%
                               CAPITAL GOODS 7.7%
                      TECHNOLOGY - SOFTWARE & SERVICES 6.4%
                                RETAIL TRADE 6.1%
                                   ENERGY 5.5%
                                CASH & OTHER 3.1%
                              BASIC MATERIALS 3.0%
                                 INSURANCE 2.9%

* LIPPER PERFORMANCE COMPARISON ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 28, 17 AND 7 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.0%

Air Products & Chemicals Inc. .......  7,032     $  281,280(h)
Alcan Aluminum Ltd. .................  6,777        183,403(h)
Allegheny Teldyne Inc. ..............  5,902        120,622(h)
Aluminum Co. of America .............  5,788        431,568
Asarco Inc. .........................    838         12,622
Avery Dennison Corp. ................  3,755        169,210
Barrick Gold Corp. .................. 12,233        238,543
Battle Mountain Gold Co. ............  5,453         22,494
Bethlehem Steel Corp. ...............  4,966         41,590(a)
Boise Cascade Corp. .................  2,223         68,913
Champion International Corp. ........  3,225        130,612
Cyprus Amax Minerals Co. ............  2,191         21,910
Dow Chemical Co. ....................  7,120        647,475
Du Pont de Nemours (E.I.) & Co. ..... 35,711      1,894,915
Eastman Chemical Co. ................  2,459        110,040
Ecolab Inc. .........................  3,926        142,072
Engelhard Corp. .....................  4,246         82,797
FMC Corp. ...........................  1,253         70,168(a)
Fort James Corp. ....................  7,084        283,360
Freeport McMoran Copper &
   Gold Inc. (Class B) ..............  6,284         65,589
Georgia Pacific Corp. ...............  2,864        167,723
Goodrich (B.F.) Co. .................  2,001         71,786
Great Lakes Chemical Corp. ..........  1,797         71,880
Hercules Inc. .......................  2,828         77,417
Homestake Mining Co. ................  8,689         79,830
Inco Ltd. ...........................  4,312         45,546
International Paper Co. .............  9,581        429,349
Louisiana Pacific Corp. .............  2,822         51,678
Mead Corp. ..........................  3,158         92,569
Millipore Corp. .....................    945         26,873
Monsanto Co. ........................ 19,979        949,002
Morton International Inc. ...........  4,023         98,563
Nalco Chemical Co. ..................  1,805         55,955
Newmont Mining Corp. ................  4,728         85,400
Nucor Corp. .........................  2,709        117,164
Pall Corp. ..........................  3,778         95,631
Phelps Dodge Corp. ..................  1,967        100,071
Placer Dome Inc. ....................  8,074         92,851
Potlatch Corp. ......................    730         26,919
PPG Industries Inc. .................  5,737        334,180
Praxair Inc. ........................  5,235        184,534
Reynolds Metals Co. .................  2,085        109,853
Rohm & Haas Co. .....................  5,562        167,555
Sealed Air Corp. ....................  2,557        130,567(a)
Sigma-Aldrich Corp. .................  2,991         87,861
Union Camp Corp. ....................  2,339        157,882
Union Carbide Corp. .................  4,101        174,292
USX-US Steel Group Inc. .............  2,265         52,095
W.R. Grace & Co. ....................  1,787         28,034(a)
Westvaco Corp. ......................  3,020         80,974
Weyerhaeuser Co. ....................  6,460        328,249
Willamette Industries Inc. ..........  3,450        115,575
Worthington Industries Inc. .........  3,141         39,263
                                                  9,746,304

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

CAPITAL GOODS -- 7.7%

Aeroquip-Vickers Inc. .............      717      $  21,465
AlliedSignal Inc. .................   17,544        777,418
AMP Inc. ..........................    6,813        354,702
Armstrong World Industries Inc. ...    1,315         79,311
Boeing Co. ........................   31,716      1,034,734
Briggs & Stratton Corp. ...........      534         26,633
Browning-Ferris Industries Inc. ...    5,280        150,150
Case Corp. ........................    2,295         50,060
Caterpillar Inc. ..................   11,416        525,136
Centex Corp. ......................    1,960         88,323
Cooper Industries Inc. ............    3,571        170,292
Corning Inc. ......................    7,713        347,085
Crane Co. .........................    2,427         73,265
Cummins Engine Co. Inc. ...........    1,189         42,210
Danaher Corp. .....................    4,000        217,250
Deere & Co. .......................    7,620        252,412
Dover Corp. .......................    6,958        254,837
Eaton Corp. .......................    2,350        166,116
Emerson Electric Co. ..............   13,874        839,377
Fleetwood Enterprises Inc. ........    1,230         42,743
Fluor Corp. .......................    2,152         91,594
Foster Wheeler Corp. ..............    1,006         13,267
General Dynamics Corp. ............    4,182        245,170
General Electric Co. ..............  103,965     10,610,928
Grainger (W.W.) Inc. ..............    2,782        115,801
Harnischfeger Industries Inc. .....    1,133         11,542
Honeywell Inc. ....................    3,992        300,647
Illinois Tool Works Inc. ..........    8,097        469,626
Ingersoll Rand Co. ................    5,199        244,028
Johnson Controls Inc. .............    2,741        161,719
Kaufman & Broad Home Corp. ........      880         25,300
Lockheed Martin Corp. .............    6,076        514,941
Masco Corp. .......................   10,990        315,962
McDermott International Inc. ......    1,719         42,438
Milacron Inc. .....................      994         19,135
Minnesota Mining &
   Manufacturing Co. ..............   12,640        899,020
Nacco Industries Inc. .............      222         20,424
National Service Industries Inc. ..    1,276         48,488
Navistar International Corp. Inc. .    2,395         68,258(a)
Northrop Grumman Corp. ............    2,161        158,023
Owens Corning .....................    1,376         48,762
PACCAR Inc. .......................    2,160         88,830
Parker Hannifin Corp. .............    3,115        102,016
Pulte Corp. .......................    1,322         36,768
Raychem Corp. .....................    2,532         81,815
Raytheon Co. (Class B) ............   10,624        565,728
Rockwell International Corp. ......    5,968        289,821
Sherwin-Williams Co. ..............    5,763        169,288
Tenneco Inc. ......................    5,648        192,385
Textron Inc. ......................    5,168        392,445
Thermo Electron Corp. .............    5,028         85,162(a)
Thomas & Betts Corp. ..............    1,793         77,659
Timken Co. ........................    1,531         28,898
Tyco International Ltd. ...........   20,455      1,543,074
United Technologies Corp. .........    7,043        765,926
Waste Management Inc. .............   18,412        858,459
                                                 25,216,866

CONSUMER - CYCLICAL -- 8.0%

American Greetings Corp.
   (Class A) ......................    2,417         99,248(h)
Black & Decker Corp. ..............    2,807        157,367
Block H & R Inc. ..................    3,252        146,340
Brunswick Corp. ...................    3,268         80,883

----------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

Carnival Corp. (Class A) ..........   19,000     $  912,000
CBS Corp. .........................   22,670        742,442
Cendant Corp. .....................   27,207        518,633(a)
Clear Channel
   Communications Inc. ............    8,500        463,250(a)
Comcast Corp. (Class A) ...........   11,772        690,869
Cooper Tire & Rubber Co. ..........    1,823         37,258
Dana Corp. ........................    5,441        222,401
Darden Restaurants Inc. ...........    4,886         87,948
Deluxe Corp. ......................    2,429         88,810
Donnelley (R.R.) & Sons Co. .......    4,252        186,291
Dow Jones & Co. Inc. ..............    2,842        136,771
Dun & Bradstreet Corp. ............    5,242        165,451
Eastman Kodak Co. .................   10,375        747,000
Ford Motor Co. ....................   38,300      2,247,731
Fortune Brands Inc. ...............    5,241        165,747
Fruit of the Loom Inc. ............    1,647         22,749(a)
Gannett Inc. ......................    9,008        581,016
General Motors Corp. ..............   20,794      1,488,071
Genuine Parts Co. .................    5,396        180,429
Goodyear Tire & Rubber Co. ........    4,719        238,015
Harrahs Entertainment Inc. ........    2,735         42,905(a)
Hasbro Inc. .......................    3,931        142,007
Hilton Hotels Corp. ...............    7,688        147,033
Interpublic Group Cos. Inc. .......    4,515        360,071
ITT Industries Inc. ...............    3,563        141,629
Jostens Inc. ......................      776         20,322
King World Productions Inc. .......    2,414         71,062(a)
Knight-Ridder Inc. ................    2,300        117,587
Laidlaw Enviromental Services Inc.    10,188        102,517
Liz Claiborne Inc. ................    1,765         55,708
Marriott International Inc.
   (Class A) ......................    7,522        218,138
Mattel Inc. .......................    9,711        221,532
Maytag Corp. ......................    2,695        167,764
McDonald's Corp. ..................   21,417      1,641,078
McGraw Hill Cos. Inc. .............    3,185        324,472
MediaOne Group Inc. ...............   19,326        908,322
Meredith Corp. ....................    1,698         64,312
Mirage Resorts Inc. ...............    5,300         79,169(a)
New York Times Co. ................    5,788        200,771
Newell Co. ........................    5,271        217,429
Nike Inc. .........................    9,304        377,393
Omnicom Group Inc. ................    5,500        319,000
Polaroid Corp. ....................      978         18,276
Reebok International Ltd. .........    1,330         19,784(a)
Rubbermaid Inc. ...................    4,736        148,888
Russell Corp. .....................      770         15,641
Seagram Ltd. ......................   12,635        480,130
Service Corp. International .......    8,218        312,798
Snap-On Inc. ......................    1,809         62,976
Springs Industries Inc. ...........      400         16,575
Stanley Works .....................    2,626         72,872
Tele-Communications Inc.
   (Series A) .....................   17,125        947,227(a)
Time Warner Inc. ..................   38,776      2,406,535
Times Mirror Co. ..................    2,595        145,320
Tribune Co. .......................    3,838        253,308
Tricon Global Restaurants Inc. ....    4,811        241,151(a)
TRW Inc. ..........................    3,995        224,469
Tupperware Corp. ..................    1,428         23,473
VF Corp. ..........................    3,702        173,531
Viacom Inc. (Class B) .............   10,982        812,668(a)
Walt Disney Co. ...................   64,937      1,948,110
Wendy's International Inc. ........    4,331         94,470
Whirlpool Corp. ...................    2,609        144,473
Xerox Corp. .......................   10,345      1,220,710
                                                 26,130,326

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 9.5%

Adolph Coors Co. ...................   1,165      $  65,750
Alberto-Culver Co. .................   1,333         35,574
Anheuser Busch Cos. Inc. ...........  15,154        994,481(h)
Archer-Daniels Midland Co. .........  19,221        330,361
Avon Products Inc. .................   8,464        374,532
Ball Corp. .........................     754         34,496
Bemis Inc. .........................   1,681         63,773
Bestfoods ..........................   9,190        489,367
Brown-Forman Corp. .................   2,329        176,276
Campbell Soup Co. ..................  13,976        768,680
Clorox Co. .........................   3,442        402,069
Coca-Cola Co. ......................  78,251      5,233,036(h)
Coca-Cola Enterprises Inc. .........  12,600        450,450
Colgate-Palmolive Co. ..............   9,286        862,437
Conagra Inc. .......................  15,868        499,842
Crown Cork & Seal Inc. .............   3,814        117,519
General Mills Inc. .................   5,011        389,605
Gillette Co. .......................  35,166      1,698,957
Heinz (H.J.) Co. ...................  11,397        645,355
Hershey Foods Corp. ................   4,592        285,565
International Flavours .............   3,147        139,058
Kellogg Co. ........................  12,990        443,284
Kimberly Clark Corp. ...............  17,236        939,362
Owens-Illinois Inc. ................   4,600        140,875(a)
Pepsico Inc. .......................  46,510      1,904,003
Philip Morris Cos. Inc. ............  76,979      4,118,376
Pioneer Hi-Bred International Inc. .   7,600        205,200
Procter & Gamble Co. ...............  42,188      3,852,292
Quaker Oats Co. ....................   4,328        257,516
Ralston Purina Co. .................  10,258        332,103
RJR Nabisco Holdings Corp. .........  10,100        299,844
Safeway Inc. .......................  15,600        950,625(a)
Sara Lee Corp. .....................  29,362        827,641
Supervalu Inc. .....................   4,100        114,800
Sysco Corp. ........................  10,472        287,326
Temple Inland Inc. .................   1,726        102,373
Unilever N.V. ......................  20,256      1,679,982
UST Inc. ...........................   5,779        201,543
Wrigley (W.M.) Junior Co. ..........   3,734        334,426
                                                 31,048,754

ENERGY -- 5.5%

Amerada Hess Corp. .................   2,790        138,802(h)
Anadarko Petroleum Co. .............   3,500        108,062
Apache Corp. .......................   3,000         75,937
Ashland Oil Inc. ...................   2,607        126,114
Atlantic Richfield Co. .............  10,109        659,612(h)
Baker Hughes Inc. ..................  10,750        190,141
Burlington Resources Inc. ..........   5,841        209,181
Chevron Corp. ......................  20,641      1,711,913
Exxon Corp. ........................  77,189      5,644,445
Halliburton Co. ....................  14,160        419,490
Helmerich & Payne Inc. .............   1,242         24,064
Kerr-McGee Corp. ...................   1,423         54,430
Mobil Corp. ........................  24,662      2,148,677
Occidental Petroleum Corp. .........  11,010        185,794
ONEOK Inc. .........................     707         25,540
Oryx Energy Co. ....................   2,564         34,454(a)
Phillips Petroleum Co. .............   8,529        363,549
Rowan Cos. Inc. ....................   2,077         20,770(a)
Royal Dutch Petroleum Co. ADR ......  67,816      3,246,691
Schlumberger Ltd. ..................  17,254        795,841
Sempra Energy ......................   7,861        199,473
Sunoco Inc. ........................   3,188        114,967
Texaco Inc. ........................  17,096        903,951

-----------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

Union Pacific Resources
   Group Inc. .....................    6,829      $  61,888
Unocal Corp. ......................    7,738        225,853
USX-Marathon Group ................    9,492        285,946
                                                 17,975,585

FINANCIAL -- 12.1%

American Express Co. ..............   14,274      1,459,516(h)
American General Corp. ............    8,203        639,836(h)
Associates First Capital Corp.
   (Class A) ......................   22,852        968,354
Bank of New York Inc. .............   24,310        978,478(h)
Bank One Corp. ....................   37,127      1,895,797(h)
BankAmerica Corp. .................   54,740      3,291,242
BankBoston Corp. ..................    9,466        368,582
Bankers Trust New York Corp. ......    2,919        249,392
BB&T Corp. ........................    9,500        382,969
Bear Stearns Cos. Inc. ............    3,600        134,550
Capital One Financial Corp. .......    2,100        241,500
Charles Schwab Corp. ..............   12,987        729,707
Chase Manhattan Corp. .............   26,754      1,820,944
Citigroup Inc. ....................   72,135      3,570,682
Comerica Inc. .....................    4,856        331,119
Countrywide Credit Industries .....    3,300        165,619
Federal Home Loan Mortgage
   Corp. ..........................   21,565      1,389,595
Federal National Mortgage Assoc. ..   32,876      2,432,824
Fifth Third Bancorp ...............    8,356        595,887
First Union Corp. .................   31,348      1,906,350
Firstar Corp. .....................    7,300        680,564
Fleet Financial Group Inc. ........   17,732        792,399
Franklin Resources Inc. ...........    8,200        262,400
Golden West Financial Corp. .......    1,855        170,080
Household International Inc. ......   15,311        606,698
Huntington Bancshares Inc. ........    6,320        189,995
KeyCorp ...........................   14,628        468,096
Lehman Brothers Holdings Inc. .....    3,400        149,813
MBIA Inc. .........................    3,190        209,144
Mellon Bank Corp. .................    8,264        568,150
Mercantile Bancorp. Inc. ..........    4,800        221,400
Merrill Lynch & Co. Inc. ..........   11,317        755,410
MGIC Investment Corp. .............    3,459        137,711
Morgan (J.P.) & Co. Inc. ..........    5,464        574,062
Morgan Stanley, Dean Witter .......   18,298      1,299,158
National City Corp. ...............   10,532        763,570
Northern Trust Corp. ..............    3,500        305,594
Paychex Inc. ......................    5,200        267,475
PNC Bank Corp. ....................    9,808        530,858
Providian Financial Corp. .........    4,647        348,525
Regions Financial Corp. ...........    7,200        290,250
Republic of New York Corp. ........    3,446        157,008
SLM Holding Corp. .................    5,200        249,600
State Street Corp. ................    5,000        347,813
Summit Bancorp. ...................    5,600        244,650
Suntrust Banks Inc. ...............    6,629        507,119
Synovus Financial Corp. ...........    8,750        213,281
Transamerica Corp. ................    1,988        229,614
Union Planters Corp. ..............    4,100        185,781
United States Bancorp. ............   23,327        828,109
Wachovia Corp. ....................    6,566        574,115
Washington Mutual Inc. ............   18,918        722,431
Wells Fargo & Co. .................   51,218      2,045,519
                                                 39,449,335

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 12.0%

Abbott Laboratories ................  47,896     $2,346,904
Aetna Inc. .........................   4,452        350,039
Allergan Inc. ......................   1,976        127,946
Alza Corp. .........................   2,561        133,812(h)
American Home Products
   Corp. ...........................  41,754      2,351,272(h)
Amgen Inc. .........................   8,048        841,519(a)
Bard (C.R.) Inc. ...................   1,751         86,675
Bausch & Lomb Inc. .................   1,628         97,680
Baxter International Inc. ..........   8,874        570,709
Becton Dickinson & Co. .............   7,970        340,219
Biomet Inc. ........................   3,807        153,232
Boston Scientific Corp. ............  12,188        326,791(a)
Bristol-Myers Squibb Co. ...........  31,454      4,208,938(h)
Cardinal Health Inc. ...............   6,523        494,933
Columbia/HCA Healthcare
   Corp. ...........................  20,723        512,894
Eli Lilly & Co. ....................  34,816      3,094,272
Guidant Corp. ......................   4,712        519,498
HBO & Co. ..........................  15,300        438,919
HCR Manor Care Inc. ................   3,837        112,712(a)
Healthsouth Corp. ..................  14,036        216,681(a)
Humana Inc. ........................   5,227         93,106(a)
IMS Health Inc. ....................   5,242        395,443
Johnson & Johnson ..................  42,583      3,571,649
Mallinckrodt Inc. ..................   2,304         70,992
Medtronic Inc. .....................  15,466      1,148,351
Merck & Co. Inc. ...................  37,675      5,564,127
Pfizer Inc. ........................  41,048      5,148,958
Pharmacia & Upjohn Inc. ............  15,885        899,488
Schering Plough Corp. ..............  46,558      2,572,329(h)
St. Jude Medical Inc. ..............   2,323         64,318(a)
Tenet Healthcare Corp. .............   9,897        259,796(a)
United Healthcare Corp. ............   5,647        243,174
Warner-Lambert Co. .................  26,047      1,958,409
                                                 39,315,785

INSURANCE -- 2.9%

Allstate Corp. .....................  26,076      1,007,185(h)
American International
   Group Inc. ......................  33,222      3,210,027(h)
Aon Corp. ..........................   5,424        300,354
Chubb Corp. ........................   5,397        350,130
CIGNA Corp. ........................   6,663        515,133
Cincinnati Financial Corp. .........   5,500        201,438
Conseco Inc. .......................   9,684        295,967
Hartford Financial Services
   Group Inc. ......................   7,404        406,295
Jefferson-Pilot Corp. ..............   3,482        261,150
Lincoln National Corp. .............   3,156        258,200
Loews Corp. ........................   3,716        365,097
Marsh & McLennan Cos. Inc. .........   8,054        470,656
Progressive Corp. ..................   2,300        389,563
Provident Cos. Inc. ................   4,500        186,750
Safeco Corp. .......................   4,281        183,815
St. Paul Cos. Inc. .................   7,381        256,477
SunAmerica Inc. ....................   6,900        559,763
Torchmark Corp. ....................   4,300        151,844
UNUM Corp. .........................   4,182        244,124
                                                  9,613,968

RETAIL TRADE -- 6.1%

Albertsons Inc. ....................   7,847        499,756(h)
American Stores Co. ................   9,052        334,358(h)
Autozone Inc. ......................   5,044        166,137(a)

------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

Circuit City Stores Inc. ..........    2,963     $  147,965
Consolidated Stores Corp. .........    3,200         64,600(a)
Costco Cos. Inc. ..................    6,833        493,257(a)
CVS Corp. .........................   12,556        690,580
Dayton Hudson Corp. ...............   14,076        763,623
Dillards Inc. .....................    3,495         99,171
Dollar General Corp. ..............    5,575        131,709
Federated Department
   Stores Inc. ....................    6,504        283,331(a)
Fred Meyer Inc. ...................    5,000        301,250(a)
Gap Inc. ..........................   18,479      1,039,444
Great Atlantic & Pacific
   Tea Co. Inc. ...................    1,470         43,549
Harcourt General Inc. .............    2,061        109,619
Home Depot Inc. ...................   49,412      3,023,397
J.C. Penney Co. Inc. ..............    7,887        369,703
K Mart Corp. ......................   15,431        236,287(a)
Kohl's Corp. ......................    5,100        313,331(a)
Kroger Co. ........................    8,365        506,082(a)
Limited Inc. ......................    7,547        219,806
Longs Drug Stores Corp. ...........    1,182         44,325
Lowes Cos. Inc. ...................   10,964        561,220
May Department Stores Co. .........    7,256        438,081
Nordstrom Inc. ....................    4,892        169,691
Pep Boys Manny Moe & Jack .........    1,803         28,285
Rite Aid Corp. ....................    8,158        404,331
Sears Roebuck & Co. ...............   12,245        520,412
Staples Inc. ......................   10,200        445,613(a)
Tandy Corp. .......................    3,028        124,716
TJX Cos. Inc. .....................   10,440        302,760
Toys 'R Us Inc. ...................    8,435        142,341(a)
Wal-Mart Stores Inc. ..............   71,512      5,823,758
Walgreen Co. ......................   15,950        934,072
Winn Dixie Stores Inc. ............    4,440        199,245
                                                 19,975,805

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 11.6%

3Com Corp. ........................   11,354        508,801(a)
Advanced Micro Devices Inc. .......    4,237        122,608(a,h)
Andrew Corp. ......................    2,156         35,574(a)
Apple Computer ....................    3,960        162,113(a)
Applied Materials Inc. ............   11,800        503,712(a)
Ascend Communications Inc. ........    6,800        447,100(a)
Cabletron Systems Inc. ............    5,826         48,793(a)
Cisco Systems Inc. ................   50,101      4,649,999(a)
Compaq Computer Corp. .............   53,805      2,256,447
Data General Corp. ................    2,195         36,080(a)
Dell Computer Corp. ...............   40,224      2,943,894(a)
EG & G Inc. .......................    1,205         33,514
Gateway 2000 Inc. .................    5,000        255,938(a)
General Instrument Corp. ..........    5,743        194,903(a)
Harris Corp. ......................    2,562         93,833
Hewlett Packard Co. ...............   32,841      2,243,451
Ikon Office Solutions Inc. ........    3,210         27,486
Intel Corp. .......................   52,902      6,272,193
International Business Machines ...   29,665      5,480,609
KLA-Tencor Corp. ..................    2,800        121,450(a)
LSI Logic Corp. ...................    4,796         77,336(a)
Lucent Technologies Inc. ..........   41,754      4,592,940
Micron Technology Inc. ............    6,927        350,246(a)
Moore Corp. Ltd. ..................    2,074         22,814
Motorola Inc. .....................   19,151      1,169,408
National Semiconductor Corp. ......    5,583         75,371(a)
Northern Telecom Ltd. .............   20,881      1,046,660
Perkin Elmer Corp. ................    1,650        160,978
Pitney Bowes Inc. .................    8,732        576,858

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

Scientific-Atlanta Inc. ............   1,853      $  42,272
Seagate Technology .................   7,390        223,548(a)
Silicon Graphics Inc. ..............   6,133         78,962(a)
Solectron Corp. ....................   3,800        353,162(a)
Sun Microsystems Inc. ..............  12,195      1,044,197(a)
Tektronix Inc. .....................   1,238         37,217
Tellabs Inc. .......................   6,276        430,298(a)
Texas Instruments Inc. .............  12,484      1,068,162
                                                 37,788,927

TECHNOLOGY - SOFTWARE & SERVICES -- 6.4%

Adobe Systems Inc. .................   2,198        102,757(h)
America Online, Inc. ...............  14,800      2,368,000(a)
Autodesk Inc. ......................   1,312         56,006
Automatic Data Processing Inc. .....   9,659        774,531
BMC Software Inc. ..................   7,000        311,938(a)
Computer Associates
   International Inc. ..............  16,981        723,815
Computer Sciences Corp. ............   5,082        327,471
Compuware Corp. ....................   5,800        452,763(a)
Electronic Data Systems Corp. ......  15,600        783,900
EMC Corp. ..........................  15,936      1,354,560(a)
Equifax Inc. .......................   4,500        153,844
First Data Corp. ...................  14,281        452,529
Microsoft Corp. ....................  79,128     10,974,064(a)
Novell Inc. ........................  11,566        209,634(a)
Oracle Systems Corp. ...............  30,872      1,331,355(a)
Parametric Technology Corp. ........   8,406        137,648(a)
PeopleSoft Inc. ....................   7,800        147,713(a)
Shared Medical System Corp. ........     653         32,568
Unisys Corp. .......................   8,309        286,141(a)
                                                 20,981,237

TRANSPORTATION -- 0.9%

AMR Corp. ..........................   5,814        345,206(a,h)
Burlington Northern Santa Fe .......  14,549        491,029
CSX Corp. ..........................   6,838        283,777
Delta Air Lines Inc. ...............   4,882        253,864
FDX Corp. ..........................   4,730        420,970(a)
Norfolk Southern Corp. .............  11,801        373,944
Ryder System Inc. ..................   1,831         47,606
Southwest Airlines Co. .............  10,744        241,069
U.S. Airways Group Inc. ............   2,707        140,764(a)
Union Pacific Corp. N.V. ...........   7,554        340,402
                                                  2,938,631

UTILITIES -- 11.0%

AES Corp. ..........................   5,600        265,300(a)
Airtouch Communications Inc. .......  18,286      1,318,878(a,h)
Alltel Corp. .......................   8,694        520,010
Ameren Corp. .......................   4,142        176,812
American Electric Power Inc. .......   6,197        291,646(h)
American Telephone &
   Telegraph Corp. .................  57,392      4,318,748
Ameritech Corp. ....................  34,904      2,212,041(h)
Baltimore Gas & Electric Co. .......   4,403        135,943
Bell Atlantic Corp. ................  49,168      2,605,904
Bellsouth Corp. ....................  61,898      3,087,163(h)
Carolina Power & Light Co. .........   4,960        233,430
Central & South West Corp. .........   7,048        193,379
CINergy Corp. ......................   4,853        166,822
Coastal Corp. ......................   6,842        239,042
Columbia Gas Systems Inc. ..........   2,684        155,001
Consolidated Edison Inc. ...........   7,207        381,070
Consolidated Natural Gas Co. .......   2,915        157,410

-----------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

Dominion Resources Inc. ...........    6,089     $  284,661
DTE Energy Co. ....................    4,766        204,342
Duke Energy Corp. .................   11,566        740,947
Eastern Enterprises ...............      802         35,087
Edison International ..............   11,442        318,946
Enron Corp. .......................   10,700        610,569
Entergy Corp. .....................    7,947        247,350
FirstEnergy Corp. .................    7,177        233,701
FPL Group Inc. ....................    5,831        359,335
Frontier Corp. ....................    5,643        191,862
GPU Inc. ..........................    3,900        172,331
GTE Corp. .........................   30,561      1,986,465
Houston Industries Inc. ...........    9,518        305,766
MCI WorldCom Inc. .................   57,955      4,158,271(a)
New Century Energies Inc. .........    3,500        170,625
Nextel Communications Inc. ........    8,700        205,537(a)
Niagara Mohawk Power Corp. ........    5,254         84,721(a)
Nicor Inc. ........................    1,443         60,967
Northern States Power Co. .........    4,660        129,315
Pacificorp ........................    9,899        208,498
Peco Energy Co. ...................    7,422        308,941
Peoples Energy Corp. ..............    1,121         44,700
PG&E Corp. ........................   12,554        395,451
PP&L Resources Inc. ...............    4,722        131,626
Public Service Enterprise Group ...    7,259        290,360
SBC Communications Inc. ...........   61,880      3,318,315
Sonat Inc. ........................    3,187         86,248
Southern Co. ......................   22,158        643,967
Sprint Corp. ......................   13,726      1,154,700
Sprint Corp. ......................   12,763        295,144(a)
Texas Utilities Co. ...............    8,786        410,196
U.S. WEST Inc. ....................   16,088      1,039,687
Unicom Corp. ......................    7,019        270,670
Williams Cos. Inc. ................   13,386        417,476
                                                 35,975,376

TOTAL COMMON STOCK
   (COST $241,601,421) ............             316,156,899


PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------
Ceridian Corp. ....................    2,204     $  153,867(a)
MBNA Corp. ........................   24,374        607,826

TOTAL PREFERRED STOCK
   (COST $508,614) ................                 761,693


TOTAL INVESTMENTS IN SECURITIES
   (COST $242,110,035) ............             316,918,592


                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund ... 1,954,954    $ 1,954,954
Money Market Obligations Trust ... 5,578,317      5,578,317
Short Term Investment Fund ....... 3,778,005      3,778,005


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT
U.S. Treasury Bill
   4.405%   03/18/99 ...........   $ 700,000        693,490

TOTAL SHORT-TERM INVESTMENTS
   (COST $12,004,766) ..........                 12,004,766


OTHER ASSETS AND LIABILITIES, NET (0.6)%         (1,962,121)
                                               ------------
NET ASSETS-- 100%                              $326,961,237
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The S&P 500 Index Fund had the following long Futures Contracts open at December 31, 1998:

                              NUMBER
                 EXPIRATION     OF       UNDERLYING    UNREALIZED
DESCRIPTION         DATE     CONTRACTS   FACE VALUE       GAIN
--------------------------------------------------------------------------------
S&P 500          March 1999      29     $ 9,029,875     $457,200


-------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

Q&A

DAVID CARLSON, RALPH LAYMAN AND ROBERT MACDOUGALL SHARE PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE TOTAL RETURN FUND. DAVE CARLSON MANAGES THE DOMESTIC EQUITY PORTION, RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND BOB MACDOUGALL MANAGES THE FIXED INCOME PORTION OF THE FUND. PLEASE REFER TO PAGE 3 FOR RALPH'S BIOGRAPHICAL DETAILS, PAGE 10 FOR DAVE'S BIOGRAPHICAL DETAILS, AND PAGE 38FOR BOB'S BIOGRAPHICAL DETAILS.



Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED WITH ITS BENCHMARKS AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The Total Return Fund posted a return of 17.10% for the one-year period ended December 31, 1998. The fund allocates its investments among several asset classes and must be compared with several benchmarks. For the same period, U.S. stocks, as measured by the S&P 500 Index returned 28.70% and fixed income investments, as measured by the Lehman Brothers Aggregate Bond Index returned 8.67%. Our Lipper peer group of 84 Flexible annuity funds returned 13.50% for the year.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Once again, the U.S. stock market beat other asset classes by a substantial margin. The outperformance of the Total Return Fund versus its peers was notable since the fund only has a 45% weighting in U.S. equities, a lower weighting than most annuity funds in it's Lipper peer group which generally hold a higher weighting of U.S. stocks. The fund's concentration in large capitalization stocks helped as they did better than small and mid-cap issues.

In international stocks, holdings in Europe were strong performers as the markets in Continental Europe collectively returned more than 30%. However, the turmoil in Asia and Latin America resulted in declines in the emerging market holdings.

While the bond market had a solid return of nearly 9%, volatility was significant throughout the year. The collapse of the Russia currency, blow-ups at large hedge funds, and other macro events caused a significant widening of yield spreads in corporate and mortgage bonds versus Treasury Bonds.

Q. WHAT IS THE ASSET ALLOCATION OF THE FUND AND DO YOU ANTICIPATE ANY CHANGES?

A. Stocks represent 60%( U.S. 45% and international 15%), bonds 35% with the remaining 5% of the portfolio in cash. These weightings remained fairly constant all year. Our valuation models indicate that stocks are somewhat overvalued relative to bonds. As a result, stocks remain at the low end of our target weighting range. Our approach to asset allocation is based on the relative attractiveness of each asset class, and changes are hard to forecast. If stocks were to decline, and look more attractive relative to bonds, we would boost the equity weighting.


Q. WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

A. We would characterize the fund as somewhat defensive, meaning that the relatively low weight in U.S. stocks leaves us more conservatively positioned than most of our peer flexible funds. The U.S. market is presently selling at the highest valuation levels seen in history. While valuation is helpful in assessing risk, it does not tell us anything about timing. Our U.S. equity weighting will remain at the low end of a range until the relative valuation improves. The international markets seem to offer more valuation underpinning, when compared to the U.S. The emerging markets have been beaten down to levels where attractive investment opportunities are beginning to appear. Security selection within asset classes has been the driving factor in our outperformance versus peers, and this will continue to be our primary focus.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:
         TOTAL RETURN FUND   S&P 500     LB AGGREGATE
'88            10,000         10,000         10,000
'89            11,521         13,154         11,453
'90            11,477         12,738         12,477
'91            14,616         16,633         14,474
'92            15,710         17,918         15,545
'93            17,839         19,712         17,061
'94            18,290         19,968         16,563
'95            23,424         27,454         19,622
'96            25,906         33,800         20,332
'97            30,566         45,053         22,301
'98            35,793         57,982         24,235



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                      ONE       FIVE       TEN
                                     YEAR       YEAR      YEAR
--------------------------------------------------------------------------------
Total Return Fund                   17.10%     14.94%    13.60%
--------------------------------------------------------------------------------
S&P 500 Index                       28.70%     24.08%    19.21%
--------------------------------------------------------------------------------
LB Aggregate Bond Index              8.67%      7.27%     9.26%
--------------------------------------------------------------------------------
Lipper peer group average*          13.50%     13.64%    14.00%
--------------------------------------------------------------------------------
Commencement date                    7/1/85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

A fund designed for investors who seek to maximize total return through current income and capital appreciation by investing in a range of securities, including common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
  Citigroup Inc. ....................................  1.87%
--------------------------------------------------------------------------------
  Airtouch Communications Inc. ......................  1.67%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. ..................  1.47%
--------------------------------------------------------------------------------
  Cardinal Health Inc. ..............................  1.46%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds  5.25%  11/15/28 ..............  1.42%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.  6.50%  9/1/28 ...  1.37%
--------------------------------------------------------------------------------
  Dover Corp. .......................................  1.33%
--------------------------------------------------------------------------------
  AlliedSignal Inc. .................................  1.33%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds  8.125%  8/15/19 ..............  1.31%
--------------------------------------------------------------------------------
  First Data Corp. ..................................  1.25%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PORTOLIO COMPOSITION
                             AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]


                               PLOT POINTS FOLLOW:

                                CASH & OTHER 4.7%
                             +DOMESTIC EQUITY 45.4%
                               BONDS & NOTES 35.2%
                              +FOREIGN EQUITY 14.7%
+ INCLUDES PREFERRED STOCK.

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE FLEXIBLE PEER GROUP CONSISTING OF 84, 53 AND 32 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------


DOMESTIC EQUITY -- 45.1%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.6%

Air Products & Chemicals Inc. .......  2,423      $  96,920
Airgas Inc. .........................  7,280         65,065(a)
Great Lakes Chemical Corp. ..........  1,357         54,280
Morton International Inc. ...........  7,897        193,476
                                                    409,741
CAPITAL GOODS -- 5.2%

Alleghany Corp. Delaware ............    301         56,550
AlliedSignal Inc. ................... 21,748        963,708
Dover Corp. ......................... 26,418        967,559
Emerson Electric Co. ................  1,923        116,342
Hubbell Inc. (Class B) ..............  8,973        340,974(h)
Molex Inc. (Class A) ................ 13,739        437,931
Textron Inc. ........................  1,484        112,691
Tyco International Ltd. .............    377         28,440
United Technologies Corp. ...........  1,098        119,408
Waste Management Inc. ............... 14,229        663,427
                                                  3,807,030
CONSUMER - CYCLICAL -- 6.4%

Carnival Corp. (Class A) ............  8,334        400,032
Catalina Marketing Corp. ............  6,764        462,488(a)
Comcast Corp. (Class A) ............. 10,466        614,223
Gannett Inc. ........................  4,240        273,480
Harman International
   Industries Inc. ..................  3,628        138,318
Interpublic Group Cos. Inc. .........  5,911        471,402
NTL Inc. ............................ 15,904        897,582(a)
Stanley Works .......................  3,004         83,361
Tele-Communications Inc.
   Liberty Media Group
   (Series A) .......................  9,016        415,300(a)
Tele-Communications TCI
   Ventures Group (Series A) ........ 10,086        237,651(a)
Time Warner Inc. ....................  4,458        276,675
Walt Disney Co. ..................... 12,141        364,230
                                                  4,634,742
CONSUMER - STABLE -- 3.0%

Anheuser Busch Cos. Inc. ............  2,713        178,041(h)
Avon Products Inc. ..................  7,752        343,026
Coca Cola Co. .......................    699         46,746
Colgate-Palmolive Co. ...............  1,525        141,634
Gillette Co. ........................  2,677        129,333
Kimberly Clark Corp. ................  7,316        398,722(h)
Pepsico Inc. ........................ 10,463        428,329
Philip Morris Cos. Inc. .............  9,543        510,550
                                                  2,176,381
ENERGY -- 2.7%

Anadarko Petroleum Co. ..............  5,990        184,941
Baker Hughes Inc. ...................  9,400        166,262
Burlington Resources Inc. ...........  3,527        126,311
Exxon Corp. .........................  3,973        290,526
Nabors Industries Inc. ..............  5,524         74,919(a)
Royal Dutch Petroleum Co. ADR .......  9,690        463,909
Schlumberger Ltd. ................... 11,240        518,445
Unocal Corp. ........................  4,457        130,089
                                                  1,955,402

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIAL -- 5.0%

American Express Co. ................  3,076     $  314,521
Citigroup Inc. ...................... 27,398      1,356,201
Countrywide Credit Industries .......  2,143        107,552
Federal National Mortgage Assoc. .... 14,452      1,069,448
State Street Corp. ..................  6,559        456,260(i)
Wells Fargo & Co. ...................  8,790        351,051
                                                  3,655,033

HEALTHCARE -- 9.9%

Abbott Laboratories ................. 17,531        859,019
American Home Products Corp. ........  7,849        441,997
Bristol-Myers Squibb Co. ............  5,330        713,221
Cardinal Health Inc. ................ 13,953      1,058,684
Dentsply International Inc. .........  6,395        164,671
Eli Lilly & Co. .....................  1,408        125,136
Henry Schein Inc. ...................  3,215        143,871(a)
Johnson & Johnson ...................  9,756        818,285(h)
Lincare Holdings Inc. ...............  7,332        297,404(a,h)
Merck & Co. Inc. ....................  5,653        834,877
Omnicare Inc. .......................  2,787         96,848
Pfizer Inc. .........................  4,651        583,410
Pharmacia & Upjohn Inc. .............  2,650        150,056
Sybron International Corp. .......... 11,957        325,081(a)
Tenet Healthcare Corp. ..............  4,264        111,930(a)
Watson Pharmaceuticals Inc. .........  6,977        438,679(a)
                                                  7,163,169

INSURANCE -- 2.5%

American International Group Inc. ...  5,319        513,948
Berkshire Hathaway Inc. (Class B) ...    181        425,397(a)
Chicago Title Corp. .................    903         42,385
Loews Corp. .........................  3,676        361,167
Marsh & McLennan Cos. Inc. ..........  6,361        371,721
UNUM Corp. ..........................  1,554         90,715
                                                  1,805,333

MISCELLANEOUS -- 0.4%

SPDR Trust ..........................  2,527        310,821

RETAIL TRADE -- 0.8%

CVS Corp. ...........................  2,926        160,930
Home Depot Inc. .....................  6,624        405,306
                                                    566,236

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 1.6%

Applied Materials Inc. ..............  1,745         74,490(a)
Cisco Systems Inc. ..................  3,973        368,744(a)
Hewlett Packard Co. .................  1,454         99,326
Intel Corp. .........................  4,845        574,435
Pitney Bowes Inc. ...................  1,246         82,314
                                                  1,199,309

TECHNOLOGY - SOFTWARE & SERVICES -- 4.5%

Automatic Data Processing Inc. ......  8,200        657,537
EMC Corp. ...........................  2,494        211,990(a)
Equifax Inc. ........................ 20,543        702,314
First Data Corp. .................... 28,588        905,882
Microsoft Corp. .....................  2,955        409,822(a)
Reuters Holdings PLC ADR ............  6,568        416,247
                                                  3,303,792

TRANSPORTATION -- 0.1%

Pittston Brinks Group ...............  2,315         73,791

------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

UTILITIES -- 2.4%

Airtouch Communications Inc. ........ 16,860    $ 1,216,027(a)
MCI WorldCom Inc. ...................  3,242        232,614(a)
SBC Communications Inc. .............  5,135        275,364
                                                  1,724,005

TOTAL DOMESTIC EQUITY
   (COST $23,470,541) ...............            32,784,785


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 14.6%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.4%

Iscor Ltd. .......................... 17,944          3,229
Ispat International N.V. (Regd.) ....  1,624         12,586
Johnson Matthey PLC .................  3,281         22,131
Montedison S.p.A. ................... 96,414        127,992
Pohang Iron & Steel Co. Ltd. ADR ....  1,460         24,638
Shin-Etsu Chemical Co. ..............  3,000         72,181
                                                    262,757

CAPITAL GOODS -- 2.2%

ABB AG ..............................     64         75,009
Alstom ..............................  5,015        117,504(a)
Barlow Ltd. .........................  4,268         16,376
Desc S.A. de C.V. (Series B) ........ 12,655         10,832
Desc S.A. de C.V. ADR (Class C) .....  2,017         38,701
FKI PLC ............................. 34,092         75,898
Grupo Carso S.A. de C.V. ADR ........  8,173         54,146
Lyonnaise Des Eaux S.A. .............    929        190,752
Mannesmann AG .......................  2,993        343,011
Minebea Co. Ltd. ....................  5,000         57,231
Preussag AG .........................    645        291,423
Siebe PLC ........................... 72,454        284,688
VA Technologie AG ...................    414         35,876
                                                  1,591,447

CONSUMER - CYCLICAL -- 2.6%

Airtours PLC ........................ 31,307        200,252
Autoliv Inc. SDR ....................  5,551        198,816
Canon Inc. ..........................  7,000        149,536
DaimlerChrysler AG ..................  1,932        190,656(a)
Granada Group PLC ................... 10,930        191,579
Honda Motor Co. .....................  1,000         32,817
Johnson Electric Holdings ........... 24,500         62,929
Kinnevik AB (Series B) ..............    582         13,610
LucasVarity PLC ..................... 42,023        140,333
Michelin CGDE (Regd.) (Class B) .....    595         23,785
Philips Electronics N.V. ............  2,086        139,903
Reed International PLC ..............  5,825         46,259
Renault S.A. ........................  2,333        104,737
Saatchi & Saatchi PLC ...............  8,753         19,778
SEMA Group PLC ...................... 14,448        142,344
Societe Europeenne de
   Communication S.A. ADR
   (Class A) ........................      9            168(a)
Societe Europeenne de
   Communication S.A. ADR
   (Class B) ........................     88          1,551(a)
Sony Corp. ..........................  1,900        138,319
Volkswagen AG .......................  1,023         81,639
                                                  1,879,011

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 0.1%

Coca Cola Amatil Ltd. ..............   3,120      $  11,624
Gruma S.A. de C.V. (Series B) ......   5,445         13,741(a)
Panamerican Beverages Inc.
   (Class A) .......................   2,260         49,296
San Miguel Corp. S.A. ..............  14,030         27,050
                                                    101,711
ENERGY -- 0.7%

Coflexip S.A. ADR ..................   3,011         96,728
Elf Aquitaine S.A. ADR .............     698         80,649
Repsol S.A. ........................     738         39,309
Saipem .............................  23,111         97,563
Total S.A. (Class B) ...............   2,234        226,157
                                                    540,406
FINANCIAL -- 2.4%

Alpha Credit Bank (Regd.) ..........     586         61,180
Argentaria S.A. ....................   7,973        206,169
Banca Intesa S.p.A. ................  20,207        121,172
Banco Comercial Portugues (Regd.) ..   3,735        114,881
Bank of Scotland PLC ...............   3,973         47,525
Bayerische Vereinsbank AG ..........   2,244        175,712
Unicredito Italiano S.p.A. .........  17,865        105,832
Grupo Financiero Banamex Accival
   S.A. de C.V. (Class B) ..........  30,749         40,349(a)
ING Groep N.V. .....................   5,185        316,007
Investor AB (Series B) .............     348         15,676
Invik & Co. AB .....................     309         25,101
Merita Ltd. (Series A) .............  16,971        107,171
Newcourt Credit Group Inc. .........   1,681         58,838
Societe Generale ...................     885        143,253
Uniao de Banco Brasiliero
   S.A. GDR ........................   2,160         31,185
Zurich Allied AG (Regd.) ...........     181        134,001(a)
                                                  1,704,052
HEALTHCARE -- 0.8%

Fresenius Medical Care AG ..........   1,842        129,866
Novartis AG (Regd.) ................      78        153,309
Rhone-Poulenc S.A. (Class A) .......   3,368        173,249
Shire Pharmaceuticals Group
   PLC ADR .........................   2,552         51,678(a)
Teva Pharmaceutical Industries
   Ltd. ADR ........................   2,264         92,117
                                                    600,219
INSURANCE -- 1.4%

Assicurazioni Generali .............   3,292        137,378
AXA-UAP ............................   2,604        377,256
Commercial Union PLC ...............   3,347         52,771
Muenchener Rueckverischerungs-
   Gesellschaft AG (Regd.) .........     326        157,855(a)
Pohjola Group Insurance Ltd. Co.
   (Series B) ......................     562         30,641
Royal & Sun Alliance Insurance
   Group PLC .......................  17,764        144,615
Sampo Insurance Co. Ltd.
   (Series A) ......................   3,707        140,676
                                                  1,041,192
RETAIL TRADE -- 0.7%

Carrefour S.A. .....................     229        172,805
Giordano International Ltd. ........  54,000         10,106
Jeronimo Martins, SGPS S.A. ........   1,395         76,349
Koninklijke Ahold N.V. .............   3,645        134,648
Somerfield PLC .....................  11,816         78,917
                                                    472,825
----------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 2.1%

Brambles Industries Ltd. ............  7,387     $  179,933
Cable & Wireless Communication
   PLC .............................. 13,344        121,712(a)
Comverse Technology Inc. ............  1,298         92,158(a)
ECI Telecommunications Ltd. .........  5,292        188,528
Ericson LM Telephone (Series B) .....  5,038        119,675
NetCom Systems AB (Series B) ........  1,337         54,304
Nokia Oyj (Series A) ................  2,789        339,121
Northern Telecom Ltd. ...............  2,099        105,212
Schneider S.A. ......................  2,746        166,499
Taiwan Semiconductor
   Manufacturing Co. ................ 44,100         97,179(a)
Taiwan Semiconductor
   Manufacturing Co. ADR ............    419          5,944
Toshiba Corp. ....................... 12,000         71,438
                                                  1,541,703

TECHNOLOGY - SOFTWARE & SERVICES -- 0.5%

Cap Gemini S.A. .....................  1,581        253,650
NTT Data Corp .......................     20         99,248
                                                    352,898

TRANSPORTATION -- 0.2%

IHC Caland N.V. .....................  2,718        112,846
Railtrack Group PLC .................  1,346         35,109
                                                    147,955

UTILITIES -- 0.5%

Telecom Italia Mobile S.p.A. ........ 22,379        165,124
Telecom Italia S.p.A ................ 16,120        137,465
Vodafone Group PLC ..................  4,070         66,132
                                                    368,721
TOTAL FOREIGN EQUITY
   (COST $9,098,765)                             10,604,897


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 35.2%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 7.8%

U.S. Treasury Bonds
10.625%     08/15/15 ............ $  166,000     $  263,628(h)
8.125%      08/15/19 ............    713,000        952,190
8.125%      05/15/21 ............    495,000        667,785
5.25%       11/15/28 ............  1,008,000      1,031,940
                                                  2,915,543
U.S. Treasury Notes
7.125%      09/30/99 ............    339,000        345,038(h)
7.75%       01/31/00 ............    663,000        684,030(h)
5.375%      06/30/00 ............    305,000        308,145
5.25%       08/31/00 ............     47,000         47,360
6.50%       08/31/01 ............    630,000        658,841
5.375%      06/30/03 ............     21,000         21,610
5.25%       08/15/03 ............     90,000         92,292
4.75%       11/15/08 ............      5,000          5,039
                                                  2,162,355
U.S. Treasury STRIPS
5.31%       08/15/11 ............    568,000        293,434(d)
5.35%       02/15/12 ............    505,000        252,854(d)
                                                    546,288
TOTAL U.S. TREASURIES
   (COST $5,468,169) ............                 5,624,186


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

FEDERAL AGENCIES -- 4.8%

Federal Home Loan Bank
5.62%       08/10/00 ............ $  100,000     $  100,953

Federal Home Loan Mortgage Corp.
6.22%       03/18/08 ............    100,000        102,328
5.75%       04/15/08 ............     65,000         67,204
5.125%      10/15/08 ............    270,000        267,427
6.50%       11/01/28 - 12/1/28 ..    594,000        598,362
                                                  1,035,321
Federal National Mortgage Assoc.
5.60%       03/27/00 ............    100,000        100,719
5.67%       05/26/00 ............    345,000        348,181
5.56%       07/24/00 ............    105,000        105,902
5.10%       09/25/00 ............     43,000         43,080
5.38%       01/16/01 ............    250,000        251,915
6.41%       07/08/02 ............     45,000         46,786
5.75%       04/15/03 ............     30,000         30,797
5.45%       10/10/03 ............     40,000         40,581
6.99%       07/09/07 ............     80,000         83,962
6.00%       05/15/08 ............    200,000        211,124
7.50%       12/01/09 ............    131,401        135,179
6.16%       08/07/28 ............    205,000        214,481
6.00%       TBA .................    255,000        251,653(c)
7.50%       TBA .................    400,000        410,813(c)
                                                  2,275,173
Small Business Administration
6.55%       10/01/17-12/01/17 ...     66,863         69,050

TOTAL FEDERAL AGENCIES
   (COST $3,441,487) ............                 3,480,497


AGENCY MORTGAGE BACKED -- 11.2%

Federal Home Loan Mortgage Corp.
7.50%       06/01/10 ............    133,724        137,682
9.00%       10/01/25 ............     23,703         25,103
7.50%       04/01/28 ............    920,077        944,944
6.50%       04/01/28 - 09/01/28 .  1,204,180      1,212,797
                                                  2,320,526
Federal National Mortgage Assoc.
6.65%       08/25/07 ............     70,000         73,588
5.64%       12/10/08 ............    255,000        256,116
6.50%       04/01/13 ............    323,200        327,744
7.00%       08/01/25 - 12/1/25 ..    491,379        501,360
9.00%       11/01/25 ............    221,054        233,970
8.50%       12/01/25 ............    277,762        290,953
8.50%       12/01/26 ............     96,133        100,669
7.00%       08/01/27 - 11/01/27 .    438,374        447,930
8.50%       02/01/28 ............    219,308        229,655
7.00%       07/01/28 ............    599,377        611,364
6.00%       TBA .................  1,130,000      1,132,506(c)
                                                  4,205,855
Government National Mortgage Assoc.
7.00%       03/15/12 ............    630,137        645,891
6.50%       04/15/24 ............    176,055        177,979
7.50%       01/15/28 ............    352,302        363,529
6.50%       04/15/28 ............    395,514        399,469
                                                  1,586,868

TOTAL AGENCY MORTGAGE BACKED
   (COST $8,078,094) ............                 8,113,249

---------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT          VALUE
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%

Federal National Mortgage Assoc.
8.50%       09/01/23 .............  $257,160     $   49,182(g)
Federal National Mortgage
   Assoc. REMIC
8.00%       10/25/20 .............    19,350         20,039
Salomon Brothers Mortgage
   Securities Inc.
7.00%       07/25/24 .............    83,649         81,829

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $143,532) ...............                  151,050


ASSET BACKED -- 0.6%

Capital One Master Trust
5.43%       01/15/07 .............   106,000        106,066
Chase Credit Card Master Trust
6.00%       08/15/05 .............    46,000         46,632
Discover Card Master Trust I
5.60%       05/15/06 .............   106,000        106,547
Federal Express Corp.
7.52%       01/15/18 .............    38,605         40,887
Fleetwood Credit Grantor Trust
6.40%       05/15/13 .............    19,715         19,814
Ford Credit Auto Loan Master Trust
5.50%       02/15/03 .............    26,000         26,077
Ford Credit Auto Owner Trust
5.90%       06/15/02 .............    37,000         37,468
MBNA Master Credit Card Trust I
6.05%       11/15/02 .............    56,000         56,507

TOTAL ASSET BACKED
   (COST $440,078) ...............                  439,998


CORPORATE NOTES -- 7.7%

Abbey National PLC
6.70%       06/29/49 .............   105,000        102,844
Airtouch Communications Inc.
7.00%       10/01/03 .............   212,000        224,050
Associates Corporation of
   North America
6.375%      10/15/02 .............   100,000        102,894
Bellsouth Telecomm Inc.
6.375%      06/01/28 .............    50,000         51,974
Boston University
7.625%      07/15/2097 ...........    80,000         92,401
Brascan Ltd.
7.375%      10/01/02 .............    25,000         25,967
Brunswick Corp. - Pennsylvania
6.75%       12/15/06 .............   200,000        200,602
Carnival Corp.
5.65%       10/15/00 .............    50,000         50,129
Chrysler Financial Corp.
6.95%       03/25/02 .............   500,000        522,955
Coca Cola Enterprises Inc.
7.00%       10/01/26 .............    30,000         32,722
Columbia University Trustees
   New York
6.83%       12/15/20 .............    25,000         27,594
Commercial Credit Group Inc.
6.00%       06/15/00 .............    64,000         64,538
Conseco Inc.
6.40%       06/15/01 .............    50,000         48,169
6.80%       06/15/05 .............    35,000         32,704
Corporacion Andina De Fomento
6.75%       03/15/05 .............   130,000        125,056


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Dayton Hudson Corp.
5.895%      06/15/37 ............  $  35,000      $  36,667
Fairfax Financial Holdings Ltd.
7.375%      04/15/18 ............     40,000         38,729
Federated Department Stores Inc.
6.125%      09/01/01 ............     35,000         35,396
Ford Motor Credit Corp.
7.32%       05/23/02 ............     69,000         69,345
General Motors Acceptance Corp.
5.75%       11/10/03 ............     20,000         20,155
Heritage Media Corp.
8.75%       02/15/06 ............     40,000         43,100
Household Finance Corp.
6.125%      07/15/02 ............     15,000         14,957
Hydro-Quebec
8.25%       04/15/26 ............    125,000        154,532
International Lease Finance Corp.
5.62%       02/01/00 ............    100,000        100,409
J.C. Penney Co. Inc.
7.40%       04/01/37 ............     30,000         32,663
Korea Development Bank
6.625%      11/21/03 ............     20,000         17,878
Lasmo USA Inc.
6.75%       12/15/07 ............     25,000         25,166
LCI International Inc.
7.25%       06/15/07 ............     25,000         25,313
Lehman Brothers Holdings Inc.
7.50%       08/01/26 ............     45,000         46,841
Liberty Property Ltd. Partnership
7.50%       01/15/18 ............     30,000         27,748
MCI Communications Corp.
6.125%      04/15/02 ............     50,000         50,761
Merrill Lynch & Co. Inc.
7.00%       01/15/07 ............    500,000        537,620
National Rural Utilities Cooperative
6.046%      04/15/03 ............     25,000         25,468
NationsBank Corp.
7.50%       09/15/06 ............    424,000        467,982
New Jersey Economic
   Development Authority
7.425%      02/15/29 ............     25,000         28,660
Niagara Mohawk Power Corp.
9.50%       06/01/00 ............     25,000         26,223
Norfolk Southern Corp.
7.05%       05/01/37 ............     10,000         10,818
7.90%       05/15/2097 ..........     55,000         64,385
Noram Energy Corp.
6.375%      11/01/03 ............     30,000         30,296
Northrop Grumman Corp.
8.625%      10/15/04 ............     40,000         44,763
Occidental Petroleum Corp.
7.375%      11/15/08 ............     20,000         20,398
Oracle Corp.
6.72%       02/15/04 ............    250,000        249,837
Paramount Communications Inc.
7.50%       01/15/02 ............     75,000         78,265
Philip Morris Cos. Inc.
7.25%       09/15/01 ............     25,000         26,097
RJR Nabisco Inc.
6.125%      02/01/33 ............     30,000         29,255
Safeway Inc.
5.75%       11/15/00 ............     25,000         25,050
Southdown Inc.
10.00%      03/01/06 ............    212,000        228,960
Sprint Capital Corp.
5.70%       11/15/03 ............     25,000         25,089
6.125%      11/15/08 ............     25,000         25,546
6.875%      11/15/28 ............     35,000         36,375
Stop & Shop Cos. Inc.
9.75%       02/01/02 ............     20,000         22,114

--------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Suntrust Banks Inc.
6.00%       01/15/28 .............  $ 25,000      $  25,700
Tele-Communications Inc.
9.80%       02/01/12 .............    30,000         40,061
Times Mirror Co.
6.61%       09/15/27 .............    35,000         37,383
Tribune Co. (new)
6.875%      11/01/06 .............   200,000        214,894
Turner Broadcasting Systems Inc.
8.375%      07/01/13 .............    35,000         41,835
Tyco International Group S.A.
6.25%       06/15/03 .............    50,000         50,512
7.00%       06/15/28 .............   130,000        132,632
Union Pacific Corp.
6.79%       11/09/07 .............    45,000         46,198
United Illuminating Co.
6.25%       12/15/02 .............    10,000         10,110
United Parcel Service Inc.
8.375%      04/01/30 .............    45,000         56,344
US West Capital Funding Inc.
6.125%      07/15/02 .............    15,000         15,313
6.875%      07/15/28 .............    20,000         21,358
USA Waste Services Inc.
6.125%      07/15/01 .............   115,000        115,757
USX Marathon Group
9.80%       07/01/01 .............    25,000         27,011
8.125%      07/15/23 .............    25,000         26,539
Washington Mutual Capital
8.375%      06/01/27 .............    12,000         13,162
Westdeutsche Landesbank
6.75%       06/15/05 .............   100,000        102,737
Westinghouse Electric Corp.
8.875%      06/01/01 .............    15,000         15,975
Williams Cos. Inc.
6.125%      02/15/02 .............    50,000         49,924
Worldcom Inc.
6.125%      08/15/01 .............    20,000         20,320
6.40%       08/15/05 .............    35,000         36,376
8.875%      01/15/06 .............    35,000         38,254

TOTAL CORPORATE NOTES
   (COST $5,390,475) .............                5,585,855

NON-AGENCY MORTGAGE BACKED SECURITIES -- 2.9%
Chase Commercial Mortgage
   Securities Corp.
6.39%       11/18/08 .............   146,000        150,625
Commercial Mortgage Acceptance Corp.
6.49%       05/15/08 .............    72,000         74,633
Credit Suisse First Boston Mortgage
   Securities Corp.
6.30%       11/11/30 .............   325,000        330,332
DLJ Commercial Mortgage Corp.
6.24%       11/12/31 .............   325,000        330,992
First Union Lehman Brothers Bank
6.28%       06/18/07 .............   125,314        127,585
GMAC Commercial Mortgage
   Security Inc.
6.42%       08/15/08 .............    44,000         45,430
Lehman Large Loan
6.79%       06/12/04 .............    27,264         28,219
Merrill Lynch Mortgage Investors Inc.
6.39%       02/15/30 .............   160,000        164,725
Mid State Trust
7.28%       07/01/35 .............    13,862         14,239(d)
Morgan Stanley Capital Inc.
6.52%       01/15/08 .............   243,000        252,189
6.54%       05/15/08 .............   135,000        140,674
6.59%       10/03/30 .............    18,376         18,910
6.01%       11/15/30 .............    52,702         53,245
6.48%       11/15/30 .............    88,000         91,355


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Mortgage Capital Funding Inc.
6.423%      05/18/08 ............. $ 150,000     $  154,172
Nationslink Funding Corp.
6.001%      11/20/07 .............    29,843         30,035
6.476%      07/20/08 .............    89,000         91,934
Residential Assets Securitization Trust
7.75%       06/25/27 .............    32,610         33,531
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $2,104,488) .............                2,132,825

TOTAL BONDS AND NOTES
   (COST $25,066,323) ............               25,527,660

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------
DOMESTIC PREFERRED -- 0.3%

Citigroup Inc., 6.23% .............      300         16,050
Microsoft Corp. (Series A) ........    1,496        146,234
New Plan Excel Reality Trust Inc.
   (Series D), 7.80% ..............      493         23,018(a)
TCI Communications Inc., 10.00% ...    1,200         32,400
                                                    217,702
FOREIGN PREFERRED -- 0.1%
Fresenius Medical Care AG .........      386         17,950
Telecomunicacoes Brasileiras S.A. ADR    801         58,223
Telerj Celular S.A. ...............   14,300            337
                                                     76,510
TOTAL PREFERRED STOCK
   (COST $305,453) ................                 294,212

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckverischerungs-
   Gesellschaft AG, 06/03/02
   (COST $ 0) ......................      11            511(a)

   TOTAL INVESTMENTS IN SECURITIES
   (COST $57,941,082) ..............             69,212,065

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.4%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
(COST $4,687,117) .................4,687,117      4,687,117

                     EXPIRATION DATE/   NUMBER
                       STRIKE PRICE  OF CONTRACTS      VALUE
--------------------------------------------------------------------------------
CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes Jan 99/107.06      (185,000)       (101)
U.S. Treasury Notes Jan 99/104.42      (195,000)     (1,203)
   (WRITTEN OPTION PREMIUM $(1,492))                 (1,304)

--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes Jan 99/101.06      (185,000)     (1,026)
U.S. Treasury Notes Jan 99/98.42       (195,000)       (488)
   (WRITTEN OPTION PREMIUM $(1,656))                 (1,514)

OTHER ASSETS AND LIABILITIES, NET (1.7)%         (1,264,414)
                                                -----------
NET ASSETS-- 100%                               $72,631,950
                                                ===========
-------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

Q&A

WILLIAM R. WRIGHT, PORTFOLIO MANAGER OF THE GLOBAL INCOME FUND, JOINED GEIM IN 1993 AND ASSUMED RESPONSIBILITY FOR GE INVESTMENTS (US) LIMITED (GEIUS) AT ITS INCEPTION IN 1995. GEIUS HAS TOTAL ASSETS UNDER HIS MANAGEMENT EXCEEDING $684 MILLION. HE IS ALSO A VICE PRESIDENT OF GEIM. PRIOR TO JOINING GEIM, BILL WORKED FOR CONTINENTAL ASSET MANAGEMENT CORP. WHERE HE WAS A PORTFOLIO MANAGER OF ITS U.K. SUBSIDIARY. AFTER SERVING AS A LANGUAGE SPECIALIST IN THE U.S. ARMY SECURITY AGENCY, HE BEGAN HIS CAREER IN 1979 WITH COOPERS & LYBRAND, AND JOINED BANKERS TRUST COMPANY IN 1980. BILL RECEIVED HIS B.A. IN POLITICAL SCIENCE/ASIAN STUDIES FROM WITTENBERG UNIVERSITY AND AN MBA IN FINANCE FROM NEW YORK UNIVERSITY. HE IS A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE NEW YORK SOCIETY OF SECURITY ANALYSTS.

Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The Global Income Fund posted a return of 13.33% for the one-year period ended December 31, 1998. For the same period, the JP Morgan Global Bond Index returned 15.31% and our Lipper peer group of 38 Global Income annuity funds returned 5.15%.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. 1998 was an extremely volatile year in the global investment markets, particularly with respect to foreign exchange. The fund attempted to achieve positive returns while reducing overall risk by partially hedging against negative currency returns during the year. This resulted in underperformance versus the benchmark, particularly in October when the Japanese yen strengthened against the dollar by approximately 15% in 4 days.

Q. WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. The fund follows a primary strategy of investing in markets where real yields are too high relative to domestic economic conditions, especially in relation to expected inflation rates. For example, if we expect a country's inflation rate to fall, we also expect a decline in yields on that country's debt, resulting in increasing bond prices. Such an analysis led the fund to invest heavily in the European and Dollar-bloc bond market in 1998, shifting assets primarily away from the Japanese bond market.

Q. HOW DID THE EMERGING MARKETS AND HEDGE FUND CRISIS IMPACT THE FUND?

A. Our assessment of the growing financial imbalances in countries such as Russia and Brazil, and their contagion impact on other markets caused us to invest only in high grade government and corporate debt during 1998. This strategy greatly insulated the fund from the turmoil surrounding these markets. The hedge fund crisis impacted the fund negatively. The fund's underweighting in Japan as well as its partial hedge against negative currency returns restricted the fund's ability to benefit from any market upswing. This occurred when the Japanese yen strengthened by over 15% in a few days as hedge funds unwound their large short yen positions. The fund however, could not benefit from this huge exchange rate move.

Q. WHAT IS THE OUTLOOK FOR THE FUND?

A. With interest rates worldwide at historically low levels, the fund is taking a cautious stance, maintaining a duration approximating that of the benchmark. We are currently adverse to the Japanese bond market, and will maintain an underweighted position there. With the recent turmoil in the emerging markets, we feel that there may be some short term opportunities from oversold conditions. Presently, the fund is unhedged against currency risks, as we feel that the dollar faces significant challenges from three sources: 1) the ballooning U.S. current account deficit; 2) Japanese need to repatriate capital; and 3) demand for the Euro.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                               [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:
         GLOBAL INCOME FUND         JPM GLOBAL BOND
5/1/97            10,000               10,000
6/97              10,190               10,352
9/97              10,320               10,427
12/97             10,341               10,509
3/98              10,540               10,613
6/98              10,729               10,853
9/98              11,517               11,767
12/98             11,720               12,118


--------------------------------------------------------------------------------
                           ANNUAL AVERAGE TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                      ONE          SINCE
                                     YEAR      COMMENCEMENT
--------------------------------------------------------------------------------
Global Income Fund                  13.33%        9.96%
--------------------------------------------------------------------------------
JPM Global Bond Index               15.31%       12.18%
--------------------------------------------------------------------------------
Lipper peer group average*           5.15%
--------------------------------------------------------------------------------
Commencement date                   5/1/97
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

     A fund designed for investors who seek total return through emphasis on current income and less emphasis on capital appreciation by investing primarily in foreign and domestic income-bearing debt securities and instruments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                CURRENCY EXPOSURE
                             AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]


                               PLOT POINTS FOLLOW:
                               U.S. DOLLARS 51.2%
                                   OTHER 13.9%
                                ITALIAN LIRA 9.4%
                               DEUTSCHE MARK 8.5%
                                JAPANESE YEN 7.4%
                               SPANISH OESETA 4.9%
                              CANADIAN DOLLARS 4.7%


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]


                               PLOT POINTS FOLLOW:

                                  EUROPE 45.7%
                               UNITED STATES 29.9%
                               CASH & OTHER 11.0%
                               OTHER REGIONS 9.3%
                                   JAPAN 4.1%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 38 UNDERLYING ANNUITY FUNDS.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 89.0%
--------------------------------------------------------------------------------
AUSTRIA -- 1.1%
Republic of Austria
6.25%    10/16/03 ......... JPY   10,000,000   $  109,023 (h)

CANADA -- 9.3%
Government of Canada
7.00%    12/01/06 ......... CAD      170,000      126,520
6.00%    06/01/08 ......... CAD      200,000      141,642
Province of New Brunswick
11.25%   12/13/00 ......... CAD      270,000      196,773
Thomson Corp.
7.15%    10/23/06 ......... CAD      320,000      230,421
Toyota Credit Canada Inc.
7.375%   12/31/01 ......... CAD      310,000      213,968 (h)
                                                  909,324
FRANCE -- 7.2%
Government of France
7.00%    10/12/00 ......... FRF      800,000      152,474
5.25%    04/25/08 ......... FRF      950,000      187,774
Reseau Ferre De France
5.25%    04/14/10 ......... XEU      285,000      362,170 (h)
                                                  702,418
GERMANY -- 8.5%
Bayerische Vereinsbank
4.50%    06/24/02 ......... DEM      410,000      254,030
Dresdner Finance
5.50%    04/30/04 ......... DEM      420,000      270,407 (h)
Kredit Fuer Wiederaufbau
5.00%    01/04/09 ......... DEM      475,000      304,249
                                                  828,686
ITALY -- 11.0%
Republic of Italy
6.00%    05/15/00 ......... ITL  240,000,000      150,565
4.50%    04/15/01 ......... ITL   85,000,000       52,821
6.25%    03/01/02 ......... ITL  115,000,000       75,290
4.75%    05/01/03 ......... ITL   85,000,000       54,286
8.50%    08/01/04 ......... ITL  110,000,000       82,336
3.75%    06/08/05 ......... JPY   14,000,000      139,474 (h)
6.75%    02/01/07 ......... ITL  120,000,000       85,603
5.00%    05/01/08 ......... ITL  600,000,000      389,792
6.50%    11/01/27 ......... ITL   50,000,000       37,785
                                                1,067,952
JAPAN -- 4.1%
Government of Japan
3.00%    09/20/17 ......... JPY   15,000,000      137,009
International Bank for
Reconstruction & Development
4.50%    03/20/03 ......... JPY   16,900,000      170,514 (h)
2.00%    02/18/08 ......... JPY   10,000,000       88,954 (h)
                                                  396,477
NETHERLANDS -- 1.4%
Dutch Government
9.00%    05/15/00 ......... NLG       15,000        8,587
5.75%    09/15/02 ......... NLG       95,000       54,612
5.25%    07/15/08 ......... NLG      118,000       69,153
                                                  132,352
SPAIN -- 5.2%
Government of Spain
6.00%    01/31/08 ......... ESP   38,000,000      306,217

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Kingdom of Spain
10.10%   02/28/01 ......... ESP   19,000,000   $  153,215
3.10%    09/20/06 ......... JPY    5,000,000       48,209 (h)
                                                  507,641
SWEDEN -- 1.2%
Kingdom of Sweden
10.25%   05/05/00 ......... SEK      400,000       53,467 (h)
8.00%    08/15/07 ......... SEK      400,000       62,862 (h)
                                                  116,329
UNITED KINGDOM -- 10.1%
Commonwealth Bank of Australia
8.125%   12/07/06 ......... GBP       99,000      191,516 (h)
European Investment Bank
6.25%    12/07/08 ......... GBP      100,000      181,509 (h)
Halifax Building Society
8.75%    07/10/06 ......... GBP      100,000      195,215 (h)
SmithKline Beecham PLC
8.375%   12/29/00 ......... GBP      140,000      243,354 (h)
Treasury
8.00%    06/07/21 ......... GBP       70,000      175,378
                                                  986,972
UNITED STATES -- 29.9%
Federal National Mortgage Assoc.
5.75%    09/05/00 ......... AUD      100,000       62,077 (h)
6.375%   08/15/07 ......... AUD       70,000       45,397 (h)
U.S. Treasury Notes
5.625%   02/15/06 ......... USD    1,000,000    1,054,690
5.50%    02/15/08 ......... USD    1,650,000    1,748,488
                                                2,910,652
TOTAL INVESTMENTS IN SECURITIES
   (COST $8,254,721) ......                     8,667,826
                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $ 1,043,861) .........    1,043,861    1,043,861

OTHER ASSETS AND LIABILITIES, NET 0.3%             27,041
                                               ----------
NET ASSETS-- 100%                              $9,738,728
                                               ==========

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At December 31, 1998, the outstanding forward foreign currency contracts, which obligate the Global Income Fund to deliver currencies at a specified date, were as follows:
                                              U.S. $      UNREALIZED
                                SETTLEMENT   CURRENT    APPRECIATION/
FOREIGN CURRENCY EXCHANGED FOR     DATE       VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
PURCHASES
DEM2,500,000     USD$1,505,752   01/02/99   $1,502,378     $ (3,374)
JPY85,700,000    USD   731,229   01/08/99      758,877       27,648
                                            ----------     --------
                                            $2,261,255     $ 24,274
                                            ----------     --------
SALES
CAD  725,000     USD$  472,036   01/08/99   $  474,329     $ (2,293)
DEM2,500,000     USD 1,523,461   02/01/99    1,502,378       21,083
GDP  450,000     USD   742,050   01/08/99      747,435       (5,385)
JPY85,700,000    USD   700,484   01/08/99      758,877      (58,393)
                                            ==========     ========
                                            $3,483,019     $(44,988)
                                            ==========     ========
Net Unrealized Depreciation                                $(20,714)
                                                           ========

------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                              FIXED INCOME FUNDS
--------------------------------------------------------------------------------

Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE INVESTMENTS. ASSETS UNDER MANAGEMENT EXCEED $29 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE INCOME FUND AND MONEY MARKET FUND. BOB JOINED GE INVESTMENTS IN 1986 AS MUTUAL FUND PORTFOLIO MANAGER, BECAME SENIOR VICE PRESIDENT- FIXED INCOME IN 1992 AND WAS NAMED TO HIS PRESENT POSITION IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION, MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HAS HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998.

A. The past twelve months have seen a nice rally in the bond market. Yields on 30 year U.S. Treasury Bonds fell 80 basis points -0.80% from 5.92% to 5.10%. Similar declines occurred on Treasuries of shorter maturities as well. During the first half of the year the Federal Reserve, concerned about the tight labor market, had a bias to raise interest rates to help slow our economy and prevent an acceleration of inflation. Uncertainty about the impact of the Asian crisis and whether it would spread to other regions of the world kept them on the sidelines. As the Asian financial crisis worsened and spread to Russia and Latin America, investors were increasingly attracted to the U.S. Treasury market's quality, liquidity and value. Signs of a slowing of domestic economic activity and continued low inflation together with the global market turmoil prompted the Federal Reserve to ease monetary policy on three occasions during the fall.

Not all sectors of the fixed income market fared as well, however. Declining interest rates prompted many homeowners to refinance their mortgages. This had a dampening effect on the price performance of securities backed by home mortgages. The mortgage sector, as measured by the Lehman Brothers Mortgage index returned 6.96% for the one-year period ended December 1998 compared with a 10.03% return for the Treasury index. While mortgage-backed securities were affected by "prepayment" risk (the uncertainty about the cash flow due to the prepayment option granted to honeowners), corporate and other non-U.S. government bonds were hit with fears of "repayment" risk. For years investors have increasingly "reached for yield" by buying lower rated corporates and driving credit spreads tighter and tighter. After the Russian debt default in August, the markets reassessed - and repriced - the credit risk premiums in the corporate bond market. Lower quality bonds were sold in favor of high quality U.S. Treasuries. This "flight to quality" pushed corporate yields up while driving Treasury yields down. The yield differential, or spread, widened in some cases to levels not seen since the 1990-91 recession. Emerging market debt declined 11.60% while high yield corporate bonds eked out a 1.87% return for the year. Over the life of a bond its return is generally equal to its yield (barring a default). During this period there was an inverse correlation between yield and return. The lowest yielding sectors (Treasuries) outperformed higher yielding corporates and mortgages.

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Despite the low level of interest rates we believe that bonds continue to offer good value on both a fundamental (real) basis as well as a relative (to other asset classes) basis. Inflation remains low and well controlled, fiscal policy is supportive and monetary policy has been effective. The widening of mortgage and credit spreads has presented many opportunities for value in those sectors. We believe that high quality bonds will continue to play an important role in a well balanced portfolio.

                                                              FIXED INCOME FUNDS
--------------------------------------------------------------------------------

Q&A

INCOME FUND

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS MARKET BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The Income Fund posted a return of 7.95% for the one-year period ended December 31, 1998. For the same period, the Lehman Brothers Aggregate Bond Index returned 8.67% and our Lipper peer group of 18 Intermediate Investment Grade Debt annuity funds returned of 7.74%.

Q. WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Anticipating the decline in the interest rates we maintained a longer duration (interest rate exposure) than the market. This strategy plus good security selection in the mortgage-backed sector helped performance. The widening of corporate bond spreads was a negative.


MONEY MARKET FUND

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The Money Market Fund posted a return of 5.26% for the one-year period ended December 31, 1998. For the same period, the 90-day U.S. Treasury Bills returned 4.88% and our Lipper peer group of 105 Money Markets annuity funds returned 5.10%.

Q. WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. While the Federal Reserve waited until the end of September to ease monetary policy, the markets did not. The money market yield curve became inverted with shorter maturities yielded more than longer maturities. By holding our average maturity shorter than the peer funds we were able to capture these higher rates.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:
         INCOME FUND       LB AGGREGATE
1/3/95      10,000            10,000
3/95        10,453            10,504
6/95        11,016            11,144
9/95        11,210            11,363
12/95       11,683            11,847
3/96        11,445            11,636
6/96        11,463            11,702
9/96        11,674            11,918
12/96       12,024            12,275
3/97        11,953            12,207
6/97        12,378            12,657
9/97        12,770            13,079
12/97       13,106            13,464
3/98        13,312            13,672
6/98        13,626            13,991
9/98        14,102            14,583
12/98       14,148            14,632


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


                              ONE       THREE         SINCE
                             YEAR       YEAR      COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund                   7.95%     6.59%         9.07%
--------------------------------------------------------------------------------
LB Aggregate Bond Index       8.67%     7.29%        10.00%
--------------------------------------------------------------------------------
Lipper peer group average*    7.74%     6.55%
--------------------------------------------------------------------------------
Commencement date            1/3/95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

                    A fund designed for investors who seek to
               maximize income consistent with prudent investment
                    management and preservation of capital by
     investing primarily in income-bearing debt securities and instruments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]
                               PLOT POINTS FOLLOW:
                              MORTGAGE-BACKED 40.5%
                    U.S. TREASURIES & FEDERAL AGENCIES 28.0%
                              CORPORATE NOTES 20.6%
                               CASH & OTHER 10.9%


--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------


      MOODY'S / S&P                            PERCENTAGE OF
      RATINGS                                   NET ASSETS
--------------------------------------------------------------------------------
      Aaa / AAA                                   74.2%
--------------------------------------------------------------------------------
      Aa / AA                                      2.9%
--------------------------------------------------------------------------------
      A / A                                        6.9%
--------------------------------------------------------------------------------
      Baa / BBB                                    8.9%
--------------------------------------------------------------------------------
      Ba / BB                                      1.4%
--------------------------------------------------------------------------------
      Other                                        5.7%
--------------------------------------------------------------------------------

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERMEDIATE U.S. BOND PEER GROUP CONSISTING OF 18 AND 14 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                              INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 93.6%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 16.6%

U.S. Treasury Bonds
10.625%     08/15/15 ............ $  139,000     $  220,749(h)
8.125%      08/15/19 ............    789,000      1,053,686(h)
7.875%      02/15/21 ............    450,000        591,822(h)
8.125%      05/15/21 ............  1,118,000      1,508,249(h)
5.50%       08/15/28 ............     20,000         20,934(h)
5.25%       11/15/28 ............  1,316,000      1,347,255(h)
                                                  4,742,695
U.S. Treasury Notes
5.375%      06/30/00 ............    313,000        316,227(h)
5.25%       08/31/00 ............  1,453,000      1,464,130(h)
6.50%       08/31/01 ............    410,000        428,770(h)
5.375%      06/30/03 ............    140,000        144,068(h)
5.25%       08/15/03 ............    789,000        809,096(h)
4.75%       11/15/08 ............    755,000        760,897(h)
                                                  3,923,188
U.S. Treasury STRIPS
4.60%       02/15/00 ............    100,000         95,070(d,h)
5.31%       08/15/11 ............    375,000        193,729(d,h)
5.35%       02/15/12 ............    560,000        280,392(d,h)
5.63%       02/15/19 ............  1,750,000        573,947(d,h)
                                                  1,143,138

TOTAL U.S. TREASURIES
   (COST $9,629,387) ............                 9,809,021


FEDERAL AGENCIES -- 11.4%

Federal Farm Credit Bank
5.27%       02/01/99 ............    500,000        500,080
9.15%       02/14/05 ............    100,000        120,047
8.60%       05/30/06 ............    400,000        431,624
                                                  1,051,751
Federal Home Loan Bank
5.62%       08/10/00 ............     50,000         50,476
5.625%      03/19/01 ............    115,000        116,527
                                                    167,003
Federal Home Loan Mortgage Corp.
8.00%       02/01/00 - 04/01/00 .     20,357         20,589
6.22%       03/18/08 ............    170,000        173,958
5.75%       04/15/08 ............    290,000        299,834
5.125%      10/15/08 ............    425,000        420,950
8.25%       06/01/26 ............     60,000         79,809
                                                    995,140
Federal National Mortgage Assoc.
5.60%       03/27/00 ............    270,000        271,941
5.67%       05/26/00 ............    600,000        605,532
5.56%       07/24/00 ............    130,000        131,117
5.38%       01/16/01 ............     70,000         70,536
6.41%       07/08/02 ............     20,000         20,794
5.75%       04/15/03 ............    220,000        225,843
7.70%       08/10/04 ............    100,000        101,500
6.99%       07/09/07 ............     50,000         52,477
6.00%       05/15/08 ............    290,000        306,130
5.64%       12/10/08 ............    485,000        487,122
                                                  2,272,992


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Government National Mortgage Assoc.
7.00%       03/15/12 ............ $  525,749     $  538,893
7.00%       10/15/28 ............  1,284,834      1,314,539
                                                  1,853,432
Small Business Administration
6.125%      01/01/18 ............    269,559        272,929
Tennessee Valley Authority
6.125%      07/15/03 ............    133,000        134,455

TOTAL FEDERAL AGENCIES
   (COST $6,676,585) ............                 6,747,702


AGENCY MORTGAGE BACKED -- 33.4%

Federal Home Loan Mortgage Corp.
8.00%       01/01/00 ............     14,485         14,522
6.75%       10/01/08 ............     97,200         98,530(b)
8.00%       09/01/09 ............    130,614        134,915
7.50%       06/01/10 ............     40,117         41,304
8.50%       07/01/10 ............    132,189        137,695
7.50%       09/01/12 ............    219,534        225,707
9.00%       02/01/17 ............     42,444         45,203
8.00%       04/01/17 ............    130,223        135,679
7.50%       04/01/28 ............  2,042,253      2,097,528
6.50%       07/01/28 - 12/01/28 .  3,687,726      3,714,146
                                                  6,645,229
Federal National Mortgage Assoc.
5.10%       09/25/00 ............    292,000        292,546
7.50%       07/01/02 ............     24,718         24,955
6.50%       01/01/04 ............      1,367          1,378
7.50%       12/01/09 ............    298,942        307,537
6.50%       12/01/10 ............    485,438        493,171
6.50%       04/01/13 ............    277,474        281,375
7.631%      07/01/19 ............     95,074         95,653
7.00%       06/18/20 ............     15,132         15,132(b)
6.424%      12/25/23 ............  1,050,000      1,069,031
9.00%       11/01/25 ............    545,570        577,447
8.50%       12/01/25 ............    697,360        730,478
8.50%       12/01/26 ............    238,959        250,233
7.00%       10/01/27 - 11/01/27 .    996,005      1,017,718
8.50%       02/01/28 ............    545,137        570,856
7.00%       07/01/28 ............    196,608        200,540
6.16%       08/07/28 ............    425,000        444,656
6.00%       TBA .................  3,480,000      3,478,139(c)
7.50%       TBA .................    420,000        431,353(c)
                                                 10,282,198
Government National Mortgage Assoc.
7.50%       04/15/01 ............     10,300         10,444
8.50%       10/15/17 ............    374,668        400,539
6.875%      11/20/22 ............     47,670         48,103
7.00%       02/20/23 ............    150,356        152,263
6.50%       02/15/24 - 03/15/24 .    465,959        470,908
6.875%      12/20/24 ............     75,168         76,202
7.00%       02/20/26 ............     32,110         32,552
7.50%       03/15/28 ............    224,994        232,115
6.50%       04/15/28 ............    891,365        900,279
7.00%       04/15/28 ............    460,334        470,977
                                                  2,794,382

TOTAL AGENCY MORTGAGE BACKED
   (COST $19,652,734) ...........                19,721,809

-----------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.1%

Federal Home Loan Mortgage Corp.
6.50%       02/15/21 .............  $ 76,926      $  77,262

Federal Home Loan Mortgage PC
5.85%       02/15/08 .............   110,000        110,309
6.50%       07/15/08 .............    50,000         50,656
7.00%       02/15/21 .............    50,000         50,594
                                                    211,559
Federal National Mortgage Assoc.
6.247%      03/25/21 .............   196,000        197,899
9.00%       02/25/22 .............     8,339          1,576(g)
8.50%       07/01/22 .............    13,145          2,240(g)
8.50%       09/01/23 .............   619,326        118,446(g)
                                                    320,161
Federal National Mortgage Assoc. REMIC
6.00%       06/25/01 .............    47,343         46,840
7.623%      12/17/04 .............    12,601         13,263
6.221%      05/25/14 .............   364,619        369,405
6.42%       05/25/18 .............    11,000         11,230
6.00%       03/25/19 .............    86,400         86,508
10.84%      07/25/20 .............     5,462          5,291(d,f)
7.00%       09/25/20 .............    20,989         21,408
8.00%       10/25/20 .............    47,495         49,187
4.58%       12/25/22 .............     8,192          6,970(d,f)
                                                    610,102


TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $1,193,721) .............                1,219,084


ASSET BACKED -- 1.5%

Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25 .............     3,724          3,700
Capital One Master Trust
5.43%       01/15/07 .............   263,000        263,164
Chase Credit Card Master Trust
6.00%       08/15/05 .............   111,000        112,526
Discover Card Master Trust I
5.60%       05/15/06 .............   263,000        264,356
Fleetwood Credit Grantor Trust
6.40%       05/15/13 .............     7,478          7,516
Ford Credit Auto Loan Master Trust
5.50%       02/15/03 .............    60,000         60,177
Ford Credit Auto Owner Trust
5.90%       06/15/02 .............    28,000         28,354
MBNA Master Credit Card Trust
6.05%       11/15/02 .............   135,000        136,223


TOTAL ASSET BACKED
   (COST $875,960) ...............                  876,016


CORPORATE NOTES -- 20.6%

Abbey National PLC
6.70%       06/29/49 .............    15,000         14,692
7.35%       10/29/49 .............   131,000        132,444
Arizona Public Service Co.
6.25%       01/15/05 .............    65,000         66,380
Associates Corporation North America
6.375%      10/15/02 .............   300,000        308,682
5.75%       11/01/03 .............   100,000        100,897

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Atlantic City Electric Co.
6.19%       01/17/06 ............. $ 160,000      $ 164,427
Bank of Scotland
7.00%       11/29/49 .............   110,000        109,343(b)
Beckman Instruments Inc.
7.10%       03/04/03 .............    70,000         70,407
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30 .............   243,000        316,350
Bellsouth Telecomm Inc.
6.375%      06/01/28 .............    75,000         77,962
Black & Decker Holdings Inc.
7.05%       07/01/28 .............    60,000         59,999(b)
Boston University
7.625%      07/15/2097 ...........   100,000        115,501
Brascan Ltd.
7.375%      10/01/02 .............    60,000         62,320
Carnival Corp.
5.65%       10/15/00 .............   100,000        100,259
Carter Holt Harvey Ltd.
8.875%      12/01/04 .............    50,000         54,649
Cleveland Electric Co.
7.19%       07/01/00 .............     5,000          5,074
Coca-Cola Enterprises Inc.
7.00%       10/01/26 .............    75,000         81,805
Columbia University Trustees
   New York
6.83%       12/15/20 .............     5,000          5,519
Conseco Inc.
6.40%       06/15/01 .............   279,000        268,783
6.80%       06/15/05 .............    90,000         84,096
8.70%       11/15/26 .............   192,000        175,417
Continental Cablevision Inc.
8.50%       09/15/01 .............   160,000        169,722
Corporacion Andina De Fomento
6.75%       03/15/05 .............   130,000        125,056
Dayton Hudson Corp.
5.895%      06/15/37 .............    85,000         89,049
Dow Chemical Co.
8.55%       10/15/09 .............    65,000         77,728
Fairfax Financial Holdings Ltd.
7.375%      04/15/18 .............   125,000        121,029
Federal Express Corp.
7.52%       01/15/18 .............    88,099         93,306
Federated Department Stores Inc.
6.125%      09/01/01 .............    80,000         80,904
Ford Motor Credit Corp.
7.32%       05/23/02 .............    26,000         26,130
General Motors Acceptance Corp.
5.75%       11/10/03 .............    50,000         50,388
Goldman Sachs Group L.P.
6.20%       12/15/00 .............   100,000        101,306(b)
Guangdong International Trust
   & Investment Corp.
8.75%       10/24/16 .............    10,000          5,600(b,j)
Heritage Media Corp.
8.75%       02/15/06 .............    95,000        102,362
Household Finance Corp.
6.125%      07/15/02 .............    30,000         29,914
Hydro-Quebec
8.05%       07/07/24 .............   260,000        312,013
International Lease Finance Corp.
5.62%       02/01/00 .............   185,000        185,757
Israel Electric Corporation Ltd.
7.125%      07/15/05 .............    40,000         40,591(b)
J.C. Penney Co. Inc.
7.40%       04/01/37 .............    65,000         70,769
Korea Development Bank
7.125%      09/17/01 .............    20,000         18,954
6.625%      11/21/03 .............     5,000          4,469

-------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Landeskreditbank Baden
7.875%      04/15/04 ............. $ 218,000      $ 243,162
Lasmo USA Inc.
6.75%       12/15/07 .............    85,000         85,564
LCI International Inc.
7.25%       06/15/07 .............    78,000         78,977
Lehman Brothers Holdings Inc.
6.90%       03/30/01 .............    75,000         76,241
8.05%       01/15/19 .............   160,000        162,389
7.50%       08/01/26 .............   100,000        104,092
LG&E Capital Corp.
5.75%       11/01/01 .............    95,000         94,344(b)
Liberty Property Ltd. Partnership
7.50%       01/15/18 .............    65,000         60,120
Loewen Group International Inc.
6.70%       10/01/99 .............   162,000        155,520(b)
7.50%       04/15/01 .............    48,000         42,000
MBNA Corp.
6.306%      04/22/03 .............   100,000         98,521
MCI Communications Corp.
6.125%      04/15/02 .............   125,000        126,902
MIC Financing Trust
8.375%      02/01/27 .............    15,000         15,622(b)
Monsanto Co.
5.75%       12/01/05 .............    75,000         74,828
6.60%       12/01/28 .............    75,000         74,862(b)
Morgan Stanley Finance PLC
8.03%       02/28/17 .............     5,000          5,287
National Rural Utilities Cooperative
6.046%      04/15/03 .............   100,000        101,870
National Westminster Bank PLC
7.75%       04/29/49 .............   185,000        195,201
New Jersey Economic
   Development Authority
7.425%      02/15/29 .............    10,000         11,464
News America Holdings Inc.
8.15%       10/17/36 .............   279,000        313,663
Norfolk Southern Corp.
7.90%       05/15/2097 ...........   312,000        365,240
Noram Energy Corp.
6.375%      11/01/03 .............    65,000         65,642
North Atlantic Energy Corp.
9.05%       06/01/02 .............    12,000         12,468
Northrop Grumman Corp.
8.625%      10/15/04 .............    85,000         95,121
NRG Energy Inc.
7.50%       06/15/07 .............    15,000         15,802
Occidental Petroleum Corp.
7.375%      11/15/08 .............    50,000         50,994
Paramount Communications Inc.
5.875%      07/15/00 .............    50,000         50,065
Philip Morris Cos. Inc.
7.25%       09/15/01 .............    60,000         62,633
Quebec Province of Canada
5.67%       02/27/26 .............   500,000        528,730
Riggs Capital Trust
8.625%      12/31/26 .............    10,000         10,164(b)
RJR Nabisco Inc.
8.00%       07/15/01 .............    50,000         50,126
7.625%      09/15/03 .............   155,000        151,045
6.125%      02/01/33 .............    75,000         73,136
Safeway Inc.
5.75%       11/15/00 .............    60,000         60,120
Sprint Capital Corp.
5.70%       11/15/03 .............    60,000         60,214
6.125%      11/15/08 .............    55,000         56,201
6.875%      11/15/28 .............    75,000         77,947

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Stop & Shop Cos. Inc.
9.75%       02/01/02 .............  $ 40,000       $ 44,228
Sun Life Canada Capital Trust
8.526%      05/29/49 .............   214,000        232,239(b)
Sunamerica Inc.
5.60%       07/31/2097 ...........   295,000        250,664
Suntrust Banks Inc.
6.00%       01/15/28 .............    60,000         61,681
TCI Communications Inc.
8.65%       09/15/04 .............    35,000         40,110
Tele-Communications Inc.
9.80%       02/01/12 .............    65,000         86,798
Tenet Healthcare Corp.
8.00%       01/15/05 .............    10,000         10,150
Texas Utilities Co.
5.944%      10/15/01 .............   225,000        226,312
Time Warner Entertainment Co. L.P.
10.15%      05/01/12 .............   224,000        300,937
Time Warner Pass-Through Asset Trust
6.10%       12/30/01 .............    95,000         96,530(b)
Times Mirror Co.
6.61%       09/15/27 .............   370,000        395,197
Toledo Edison Co.
7.38%       03/31/00 .............   272,000        277,331
Turner Broadcasting Systems Inc.
8.375%      07/01/13 .............    80,000         95,622
Tyco International Group S.A.
6.25%       06/15/03 .............    10,000         10,102
6.125%      11/01/08 .............    65,000         65,188(b)
7.00%       06/15/28 .............    95,000         96,924
Union Pacific Corp.
6.79%       11/09/07 .............   110,000        112,928
United Illuminating Co.
6.25%       12/15/02 .............    25,000         25,275
United Parcel Service Inc.
8.375%      04/01/30 .............    95,000        118,949
US West Capital Funding Inc.
6.125%      07/15/02 .............    30,000         30,626
6.875%      07/15/28 .............    40,000         42,717
USA Waste Services Inc.
6.125%      07/15/01 .............    75,000         75,493
USX Marathon Group
9.80%       07/01/01 .............    60,000         64,828
8.125%      07/15/23 .............    60,000         63,692
Viacom Inc.
7.75%       06/01/05 .............   368,000        399,217
Washington Mutual Capital
8.375%      06/01/27 .............    12,000         13,162
Westdeutsche Landesbank
6.75%       06/15/05 .............   100,000        102,737
Westinghouse Electric Corp.
8.875%      06/01/01 .............    35,000         37,274
Williams Cos. Inc.
6.125%      02/15/02 .............   120,000        119,818
WMX Technologies Inc.
6.65%       05/15/05 .............    80,000         82,617
Worldcom Inc.
6.125%      08/15/01 .............    45,000         45,719
6.40%       08/15/05 .............    75,000         77,949
8.875%      01/15/06 .............   100,000        109,297
Yale University
7.375%      04/15/2096 ...........   305,000        346,355
Zurich Capital Trust
8.376%      06/01/37 .............    50,000         55,889(b)

TOTAL CORPORATE NOTES
   (COST $12,111,072) ............               12,200,885

------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE BACKED SECURITIES -- 7.1%

BHN Mortgage Trust
7.916%      07/25/09 .............  $ 88,635      $  65,590(b)
7.54%       05/31/17 .............     8,341          6,005(b)
Chase Commercial Mortgage
   Securities Corp.
6.39%       11/18/08 .............   198,000        204,273
Commercial Mortgage
   Acceptance Corp.
6.49%       05/15/08 .............   110,000        114,022
Credit Suisse First Boston
   Mortgage Securities Corp.
6.30%       11/15/08 .............   455,000        462,465
DDR Pass-Through Asset Trust
7.125%      03/15/02 .............    65,000         64,762(b)
DLJ Commercial Mortgage Corp.
6.14%       10/15/06 .............    29,434         29,729
5.92%       11/12/31 .............   223,000        227,111(d)
GMAC Commercial Mortgage
   Security Inc.
6.42%       08/15/08 .............   154,000        159,005
GS Mortgage Securities Corp.
5.95%       07/13/30 .............   219,000        228,102(d)
Lehman Large Loan
6.79%       06/12/04 .............     9,737         10,078
Merrill Lynch Mortgage
   Investors Inc.
6.39%       02/15/30 .............   100,000        102,953
Mid State Trust
7.28%       07/01/35 .............     6,931          7,120(d)
Morgan Stanley Capital Inc.
6.86%       05/15/06 .............   227,726        235,091(b)
6.52%       01/15/08 .............   429,000        445,221
6.59%       10/03/30 .............     9,672          9,953
6.01%       11/15/30 .............   131,257        132,610
6.48%       11/15/30 .............   220,000        228,388
Nationslink Funding Corp.
6.001%      11/20/07 .............    74,609         75,087
6.476%      07/20/08 .............   219,000        226,220
Residential Assets Securitization Trust
7.75%       04/25/27 - 09/25/27 ..   354,080        363,874
Sawgrass Finance REMIC Trust
6.45%       01/20/06 .............   272,000        274,975
Vornado Finance Corp.
6.36%       12/01/00 .............   521,000        526,698(b)


TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $4,181,277) .............                4,199,332


NON-AGENCY COLLATERALIZED MORTGAGE OBILIGATIONS -- 0.9%

Salomon Brothers Mortgage Securities Inc.
7.00%       07/25/24
   (COST $518,663) ...............   529,443        508,622

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBILIGATIONS

TOTAL BONDS AND NOTES
   (COST $54,839,399) ............               55,282,471

                                      NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.7%
--------------------------------------------------------------------------------
CORPORATE PREFERRED

Banesto Holdings Ltd.
   (Series A), 10.50% ................ 1,300     $   37,375(a,b)
Centaur Funding (Series B) ...........   105        108,919(b)
Citigroup Inc., 6.23% ................   500         26,750
New Plan Excel Reality Trust Inc.
   (Series D), 7.80% .................   467         21,804
News Corp. Exchange Trust, 5.00% .....    80          4,920(b)
Pinto Totta International
   Finance Ltd., 7.77% ...............   181        165,606(b)
Spaulding Properties Inc.
   (Series C), 7.89% .................   205          9,327
TCI Communications Inc., 10.00% ...... 2,400         64,800

TOTAL PREFERRED STOCK
   (COST $467,573) ...................              439,501


TOTAL INVESTMENTS IN SECURITIES
   (COST $55,306,972) ................           55,721,972

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund .......17,313         17,313

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES

Federal National Mortgage Assoc.
6.43%       1/14/99 ............  $6,267,315      6,267,315(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $6,284,628) ...........                  6,284,628


                                        NUMBER
                      EXPIRATION DATE/    OF
                        STRIKE PRICE   CONTRACTS      VALUE
--------------------------------------------------------------------------------
CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes   Jan 99/107.06    (420,000)       (229)
U.S. Treasury Notes   Jan 99/104.42    (435,000)     (2,685)
   (WRITTEN OPTION PREMIUM $(3,363)) ............... (2,914)

--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes   Jan 99/101.06    (420,000)     (2,331)
U.S. Treasury Notes   Jan 99/98.42     (435,000)     (1,087)
   (WRITTEN OPTION PREMIUM $(3,732)) ............... (3,418)

OTHER ASSETS AND LIABILITIES, NET (4.9)%         (2,923,723)
                                                ------------
NET ASSETS-- 100%                               $59,076,545
                                                ============
----------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                          VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:
            MONEY MARKET FUND  90-DAY T-BILL
'88                10,000        10,000
'89                10,866        10,839
'90                11,642        11,678
'91                12,258        12,325
'92                12,628        12,758
'93                12,925        13,149
'94                13,407        13,723
'95                14,199        14,500
'96                14,966        15,246
'97                15,776        16,039
'98                16,605        16,822



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                      ONE       FIVE       TEN
                                     YEAR       YEAR      YEAR
--------------------------------------------------------------------------------
Money Market Fund                    5.26%     5.14%     5.20%
--------------------------------------------------------------------------------
90-Day T-Bill                        4.88%     5.05%     5.34%
--------------------------------------------------------------------------------
Lipper peer group average*           5.10%     4.92%     5.32%
--------------------------------------------------------------------------------
Commencement date                     7/1/85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


                               [PIE CHART OMITTED]


                               PLOT POINTS FOLLOW:

                             U.S. GOVERNMENTS 36.9%
                             COMMERCIAL PAPER 32.4%
                      YANKEE CERTIFICATES OF DEPOSITS 24.4%
                                CASH & OTHER 5.2%

--------------------------------------------------------------------------------
                         FUND YIELD AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
                               FUND        IBC MONEY FUND
                               ----        --------------
  7 day current                 4.72%+          4.56%
  7 day effective               4.83%           4.66%
--------------------------------------------------------------------------------
CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

A fund designed for investors who seek high current income consistent with high liquidity and safety of principal by investing in various types of high quality money market securities.
--------------------------------------------------------------------------------

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 105, 79 AND 47 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 1998.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 94.8%
--------------------------------------------------------------------------------
U.S. GOVERNMENT (d) -- 36.9%

Federal Farm Credit Bank
4.80%       01/19/99 ........... $ 5,850,000    $ 5,836,106
Federal Home Loan Bank
5.64%       01/22/99 ...........   4,000,000      3,987,470
5.11%       02/19/99 ...........   6,000,000      5,959,983
5.23%       03/19/99 ...........  10,500,000     10,386,136
                                                 20,333,589
Federal Home Loan Mortgage Corp.
5.17%       01/28/99 ...........   7,590,000      7,561,538
5.13%       02/17/99 - 02/26/99   21,145,000     21,003,117
                                                 28,564,655
Federal National Mortgage Assoc.
5.27%       03/19/99 ...........  10,500,000     10,385,350
5.01%       04/01/99 ...........  17,710,000     17,496,369
4.96%       04/08/99 ...........   5,900,000      5,823,980
                                                 33,705,699

TOTAL U.S. GOVERNMENT
   (COST $88,440,049) ..........                 88,440,049


COMMERICAL PAPER -- 32.4%

Abbey National PLC
5.11%       02/08/99 ...........   7,800,000      7,757,928
Associates Corp. of North America
5.13%       02/04/99 ...........   8,000,000      7,961,240
5.18%       02/04/99 ...........   1,400,000      1,393,151
Bank of Nova Scotia
5.10%       02/19/99 ...........   9,000,000      8,937,525
Halifax Building Society
5.06%       01/08/99 ...........  11,400,000     11,388,784
Morgan (J.P.) & Co. Inc.
5.10%       02/16/99 ...........   9,400,000      9,338,743
Morgan Stanley Dean Witter
5.29%       02/24/99 ...........  10,130,000     10,049,618
Rabobank Nederland N.V.
5.26%       01/13/99 ...........     470,000        469,176
Republic National Bank of New York
5.03%       03/19/99 ...........   9,400,000      9,298,869
UBS Finance Delaware Inc.
5.29%       01/11/99 ...........  11,000,000     10,983,836

TOTAL COMMERICAL PAPER
   (COST $77,578,870) ..........                 77,578,870




                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT -- 24.4%

Algemene Bank Nederland N.V.
5.14%       03/04/99 ..........  $ 8,930,000    $ 8,930,000
Bank of Montreal (Chicago)
5.37%       01/08/99 ..........    9,400,000      9,400,000
Bayerische Vereinsbank AG
5.25%       01/25/99 ..........    8,850,000      8,849,978
5.38%       01/25/99 ..........      550,000        550,000
Canadian Imperial
5.14%       01/25/99 ..........   11,080,000     11,080,000
Dresdner Bank AG
5.34%       01/19/99 ..........   10,130,000     10,130,000
Societe Generale
5.20%       01/14/99 - 01/25/99    9,450,000      9,450,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $58,389,978) .........                  58,389,978


TIME DEPOSIT -- 1.1%

Bank of America
4.75%       01/04/99
    (COST $2,610,000) .........    2,610,000      2,610,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $227,018,897) ........                 227,018,897

OTHER ASSETS AND LIABILITIES, NET 5.2%           12,527,972
                                               ------------

NET ASSETS-- 100%                              $239,546,869
                                               ============

----------------
See Notes to Schedule of Investments and Notes to
Financial Statements.

                              NOTES TO PERFORMANCE DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. GEIM currently waives certain fees for the Money Market Fund. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), 90 Day U.S. Treasury Index (90 Day T-Bill), Lehman Brothers Aggregate Bond Index (LB Aggregate), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Wilshire Real Estate Index (Wilshire
REIT), and JP Morgan Global Government Bond Index (JPM Global Bond) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. MSCI EAFE is a composite of 1,032 stocks of companies from 20 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. The Wilshire REIT is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The JPM Global Bond is an unhedged index comprised of government bonds from several countries including the U.S. The IBC Money Fund Report yields represent the average yields of 898 taxable money market funds. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

                                               NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,1998, these securities amounted to $260,184, $480,000 and $2,445,825 or 0.70%, 1.01% and 4.14% of net assets for the International Equity, Real Estate Securities and Income Funds, respectively.
(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(d) Coupon amount represents effective yield.
(e) Adjustable rate mortgage coupon. The stated rate represents the rate at December 31,1998.
(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.
(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.
(h) At December 31, 1998, all or a portion of this security was pledged to cover collateral requirements for futures, options or TBAs.
(i) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.
(j) Security is in default.

ABBREVIATIONS:                                     CURRENCY TERMS:
ADR     -- American Depositary Receipt             AUD    -- Australian Dollar
GDR     -- Global Depositary Receipt               CAD    -- Canadian Dollar
Regd.   -- Registered                              DEM    -- Deutsche Mark
REMIC   -- Real Estate Mortgage Investment Conduit ESP    -- Spanish Peseta
SDR     -- Special Drawing Rights                  FRF    -- French Franc
STRIPS  -- Separate Trading of Registered          GBP    -- Pound Sterling
           Interest and Principal of Securities    ITL    -- Italian Lira
                                                   JPY    -- Japanese Yen
                                                   NLG    -- Netherland Guilder
                                                   SEK    -- Swedish Krona
                                                   USD    -- United States Dollar
                                                   XEU    -- European Currency Unit (ECU)

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND
                                                  12/31/98    12/31/97(c)   12/30/96    12/31/95(f)
-----------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --           --         5/1/95
Net asset value, beginning of period ...........     $10.68       $10.83       $10.47        $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .......................       0.08         0.02         0.03          0.20
   Net realized and unrealized
      gains on investments .....................       1.77         1.10         1.01          0.47
-----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .       1.85         1.12         1.04          0.67
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................       0.07         0.08         0.03          0.20
   Net realized gains ..........................       0.57         1.19         0.65          0.00
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................       0.64         1.27         0.68          0.20
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................     $11.89       $10.68       $10.83        $10.47
=====================================================================================================
TOTAL RETURN (a) ...............................     17.45%       10.17%        9.91%         6.70%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....    $36,952     $31,931       $17,644       $15,348
   Ratios to average net assets:
      Net investment income* ...................      0.65%        0.14%        0.23%         0.44%
      Net expenses* ............................      1.15%        1.34%        1.50%         1.54%
      Gross expenses* ..........................      1.15%        1.43%        1.56%         2.17%
   Portfolio turnover rate .....................        60%         166%         150%           58%
-----------------------------------------------------------------------------------------------------
                                                      REAL ESTATE SECURITIES FUND
                                                   12/31/98  12/31/97(c)     12/30/96   12/31/95(f)
-----------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --           --        5/1/95
Net asset value, beginning of period ...........     $15.28       $14.11       $11.05        $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .......................       0.73         0.74         0.64          0.46
   Net realized and unrealized
      gains (losses) on investments ............      (3.46)        2.01         3.36          1.23
-----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .      (2.73)        2.75         4.00          1.69
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................       0.50         0.53         0.65          0.46
   Net realized gains ..........................       0.46         1.05         0.29          0.18
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................       0.96         1.58         0.94          0.64
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................     $11.59       $15.28       $14.11        $11.05
=====================================================================================================
TOTAL RETURN (a) ...............................    (17.68%)      19.49%       36.24%        17.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....    $47,756     $48,887       $24,533       $13,429
   Ratios to average net assets:
      Net investment income* ...................      5.43%        4.83%        5.90%         6.85%
      Net expenses* ............................      0.99%        0.95%        1.07%         1.31%
      Gross expenses* ..........................      0.99%        0.95%        1.07%         1.61%
   Portfolio turnover rate .....................        29%          58%          30%           54%

-------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                      PREMIER GROWTH EQUITY FUND
                                                  12/31/98    12/31/97(d)
--------------------------------------------------------------------------------
INCEPTION DATE                                         --       12/12/97
Net asset value, beginning of period ............    $51.48       $49.79
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ........................      0.25         0.03
   Net realized and unrealized
      gains on investments ......................     18.43         1.69
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ..     18.68         1.72
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................      0.24         0.03
   Net realized gains ...........................      2.70         0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................      2.94         0.03
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................    $67.22       $51.48
================================================================================
TOTAL RETURN (a) ................................    36.53%        3.46%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .....   $19,879      $16,237
   Ratios to average net assets:
      Net investment income* ....................     0.41%        1.04%
      Expenses* .................................     0.82%        0.69%
   Portfolio turnover rate ......................       34%           3%

--------------------------------------------------------------------------------
                                                           VALUE EQUITY FUND
                                                  12/31/98    12/31/97(g)
--------------------------------------------------------------------------------
INCEPTION DATE                                         --         5/1/97
Net asset value, beginning of period ............    $13.11       $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ........................      0.07         0.02
   Net realized and unrealized
      gains (losses) on investments .............      0.79         3.23
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ..      0.86         3.25
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................      0.07         0.02
   Net realized gains ...........................      0.33         0.12
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................      0.40         0.14
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................    $13.57       $13.11
================================================================================
TOTAL RETURN (a) ................................     6.69%       32.56%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .....   $53,643      $30,856
   Ratios to average net assets:
      Net investment income* ....................     0.59%        0.38%
      Expenses* .................................     0.75%        0.69%
   Portfolio turnover rate ......................       14%          18%


---------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                           U.S. EQUITY FUND
                                                       12/31/98        12/31/97(c)      12/31/96         12/31/95(h)
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --              1/3/95
Net asset value, beginning of period ...............    $27.88           $21.11           $19.27           $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.28             0.24             0.34             0.46
   Net realized and unrealized
      gains (losses) on investments ................      6.23             6.54             3.90             4.87
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      6.51             6.78             4.24             5.33
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.28             0.00             0.35             0.47
   Net realized gains ..............................      0.61             0.01             2.05             0.59
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.89             0.01             2.40             1.06
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................    $33.50           $27.88           $21.11           $19.27
========================================================================================================================
TOTAL RETURN (a) ...................................     23.41%           32.13%           21.72%           35.58%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........    $31,160          $23,917          $18,027           $9,071
   Ratios to average net assets:
      Net investment income* .......................      0.95%            0.94%            1.80%            2.10%
      Net expenses* ................................      0.69%            0.80%            0.80%            0.80%
      Gross expenses* ..............................      0.69%            0.86%            0.88%            1.03%
   Portfolio turnover rate .........................        41%              33%              35%              71%

------------------------------------------------------------------------------------------------------------------------------------
                                                          S&P 500 INDEX FUND
                                                       12/31/98      12/31/97(b, c)    12/30/96          12/31/95       12/31/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --               --           4/15/85
Net asset value, beginning of period ...............    $19.23           $15.14           $20.99           $15.72         $15.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.21             0.23             0.78             0.27           0.22
   Net realized and unrealized
      gains (losses) on investments ................      5.20             4.36             4.36             5.41          (0.23)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      5.41             4.59             5.14             5.68          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.21             0.23             0.77             0.27           0.22
   Net realized gains ..............................      0.72             0.27            10.22             0.14           0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.93             0.50            10.99             0.41           0.26
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................    $23.71           $19.23           $15.14           $20.99         $15.72
====================================================================================================================================
TOTAL RETURN (a) ...................................     28.24%           30.33%           24.51%           36.14%         (0.06%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $326,961         $164,294          $35,522          $66,017        $23,930
   Ratios to average net assets:
      Net investment income. .......................      1.20%            1.70%            1.91%            1.98%          2.22%
      Net expenses .................................      0.45%            0.46%            0.48%            0.66%          0.75%
      Gross expenses ...............................      0.45%            0.46%            0.48%            0.66%          1.10%
   Portfolio turnover rate .........................        13%               6%              63%              15%             4%


-----------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                           TOTAL RETURN FUND
                                                      12/31/98         12/31/97(c)      12/30/96         12/31/95       12/31/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --               --              --               --              7/1/85
Net asset value, beginning of period ................   $13.21           $12.73           $15.93           $13.40         $13.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.34             0.34             1.02             0.41           0.35
   Net realized and unrealized
      gains (losses) on investments .................     1.90             1.95             0.67             3.34          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......     2.24             2.29             1.69             3.75           0.34
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.34             0.34             1.02             0.42           0.35
   Net realized gains ...............................     0.45             1.47             3.87             0.80           0.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.79             1.81             4.89             1.22           0.53
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $14.66           $13.21           $12.73           $15.93         $13.40
====================================================================================================================================
TOTAL RETURN (a) ....................................    17.10%           17.99%           10.60%           28.07%          2.54%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........   $72,632          $50,007          $27,814          $70,507        $34,708
   Ratios to average net assets:
      Net investment income* ........................     2.69%            2.56%            2.73%            3.42%          4.00%
      Expenses* .....................................     0.63%            0.65%            0.60%            0.65%          0.77%
   Portfolio turnover rate ..........................      124%             135%             144%             106%            67%

------------------------------------------------------------------------------------------------------------------------------------
                                                          GLOBAL INCOME FUND
                                                       12/31/98     12/31/97(c,g)
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                             --           5/1/97
Net asset value, beginning of period .................   $9.85          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.44            0.35
   Net realized and unrealized
      gains (losses) on investments ..................    0.87           (0.01)
-------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    1.31            0.34
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................    0.61            0.45
   Net realized gains ................................    0.02            0.04
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................    0.63            0.49
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................  $10.53           $9.85
===============================================================================
TOTAL RETURN (a) .....................................  13.33%           3.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........  $9,739          $5,851
   Ratios to average net assets:
      Net investment income* .........................   4.73%           5.54%
      Expenses* ......................................   0.82%           0.84%
   Portfolio turnover rate ...........................     64%            119%



--------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                              INCOME FUND
                                                      12/31/98         12/31/97(c)      12/31/96         12/31/95(h)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .......................................   --               --               --              1/3/95
Net asset value, beginning of period .................  $12.11           $11.84           $12.53           $12.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.62             0.76             0.76             0.82
   Net realized and unrealized
      gains (losses) on investments ..................    0.34             0.27            (0.43)            1.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    0.96             1.03             0.33             1.95
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................    0.62             0.76             0.76             0.84
   Net realized gains ................................    0.11             0.00             0.26             0.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................    0.73             0.76             1.02             1.42
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................  $12.34           $12.11           $11.84           $12.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a) .....................................    7.95%            9.00%            2.92%           16.83%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........  $59,077          $45,555           $5,388           $3,271
   Ratios to average net assets:
      Net investment income* .........................    5.54%            5.11%            6.37%            6.52%
      Net expenses* ..................................    0.64%            0.59%            0.75%            0.75%
      Gross expenses* ................................    0.64%            0.77%            1.03%            1.15%
   Portfolio turnover rate ...........................     217%             356%             222%             253%
------------------------------------------------------------------------------------------------------------------------------------
                                                           MONEY MARKET FUND
                                                       12/31/98         12/31/97(c, e)   12/30/96         12/31/95       12/31/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --               --            7/1/85
Net asset value, beginning of period .................   $1.00            $1.00            $1.00            $0.98          $0.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.05             0.05             0.05             0.06           0.03
   Net realized and unrealized
      gains (losses) on investments ..................    0.00             0.00             0.00             0.00           0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    0.05             0.05             0.05             0.06           0.04
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................    0.05             0.05             0.05             0.04           0.03
   Net realized gains ................................    0.00             0.00             0.00             0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................    0.05             0.05             0.05             0.04           0.03
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................   $1.00            $1.00            $1.00            $1.00          $0.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a) .....................................    5.26%            5.41%            5.41%            5.90%          3.77%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......... $239,547         $144,815         $113,263          $63,083        $33,529
   Ratios to average net assets:
      Net investment income*                  . ......    5.14%            5.17%            5.29%            5.74%          4.04%
      Net expenses* ..................................    0.37%            0.32%            0.15%            0.23%          0.42%
      Gross expenses* ................................    0.59%            0.48%            0.55%            0.63%          0.70%



-----------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) As of April 30, 1997, the fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(c) GEIM assumed management responsibilities for the Funds effective May 1, 1997. See Note 3 in the Notes to Financial Statements for further information.

(d) Information is for the period December 12, 1997, commencement of investment operations, through December 31, 1997.

(e) Effective May 5, 1997, the fund's primary investment policy was amended to comply with Rule 2a-7 of the Investment Company Act of 1940 governing money market funds. The Fund's investment objective, however, remains to seek a high level of current income consistent with high liquidity and safety of principal. Per share information prior to January 1, 1997 have been restated to reflect the 10.41 to 1 stock split.

(f) Information is for the period May 1, 1995, commencement of investment operations, through December 31, 1995.

(g) Information is for the period May 1, 1997, commencement of investment operations, through December 31, 1997.

(h) Information is for the period January 3, 1995, commencement of investment operations, through December 31, 1995.

*   Annualized for periods less than one year.






--------------
See Notes to Financial Statements.

STATEMENTS OF ASSETS
AND LIABILITIES DECEMBER 31, 1998

                                                                                                     PREMIER
                                                                  INTERNATIONAL    REAL ESTATE       GROWTH           VALUE
                                                                     EQUITY        SECURITIES        EQUITY          EQUITY
                                                                      FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $31,453,403; $49,915,256; $14,007,856;
      $45,323,665; $24,648,318; $242,110,035; $57,941,082;
      $8,254,721; $55,306,972; and $0, respectively) .........   $  36,084,833   $  43,288,175   $  18,862,783   $  50,742,544
   Short-term investments (at amortized cost) ................       1,867,786       3,869,770       1,140,975       2,528,702
   Cash ......................................................              --              --              --              --
   Foreign currency (cost $57,935; $0; $0; $0; $0; $0;
      $8,942; $113,203; $0; and $0, respectively) ............          59,001              --              --              --
   Receivable for investments sold ...........................          12,430         291,057         249,796         812,184
   Income receivables ........................................          91,236         473,497           9,354          62,975
   Receivable for fund shares sold ...........................              --              --              --         135,815
   Variation margin receivable ...............................              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS .................................................      38,115,286      47,922,499      20,262,908      54,282,220
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market* ...............................              --              --              --              --
   Distributions payable to shareholders .....................              --              --              --              --
   Payable for investments purchased .........................          29,234          64,875         261,855         603,632
   Payable for fund shares redeemed ..........................       1,005,523          57,292         107,857              --
   Payable on forward foreign currency contracts .............              --              --              --              --
   Payable to GEIM ...........................................         128,288          44,360          13,823          35,971
   Payable to custodian ......................................              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................       1,163,045         166,527         383,535         639,603
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................   $  36,952,241   $  47,755,972   $  19,879,373   $  53,642,617
====================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...........................................   $  32,100,860   $  53,703,216   $  14,636,242     $51,169,864
   Undistributed (overdistributed) net investment income .....         (19,961)        738,047             142           5,407
   Accumulated net realized gain (loss) ......................         235,331         (58,210)        388,062      (2,951,533)
   Net unrealized appreciation / (depreciation) on:
      Investments ............................................       4,631,430      (6,627,081)      4,854,927       5,418,879
      Futures ................................................              --              --              --              --
      Written options ........................................              --              --              --              --
      Foreign currency related transactions ..................           4,581              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................   $  36,952,241   $  47,755,972   $  19,879,373   $  53,642,617
====================================================================================================================================

Shares outstanding ($.01 par value) ..........................       3,109,003       4,119,543         295,715       3,953,431
Net asset value, offering and redemption price per share .....   $       11.89   $       11.59   $       67.22   $       13.57


                                                                        U.S.              S&P 500              TOTAL
                                                                       EQUITY              INDEX              RETURN
                                                                        FUND               FUND                FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $31,453,403; $49,915,256; $14,007,856;
      $45,323,665; $24,648,318; $242,110,035; $57,941,082;
      $8,254,721; $55,306,972; and $0, respectively) .........     $  29,926,013       $316,918,592      $  69,212,065
   Short-term investments (at amortized cost) ................         1,182,947         12,004,766          4,687,117
   Cash ......................................................                --              3,920                 --
   Foreign currency (cost $57,935; $0; $0; $0; $0; $0;
      $8,942; $113,203; $0; and $0, respectively) ............                --                 --              8,925
   Receivable for investments sold ...........................            22,863          1,858,498            186,694
   Income receivables ........................................            33,368            366,243            350,376
   Receivable for fund shares sold ...........................            74,672          1,485,600             33,076
   Variation margin receivable ...............................             2,550             19,950                 --
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS .................................................        31,242,413        332,657,569         74,478,253
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market* ...............................                --                 --              2,818
   Distributions payable to shareholders .....................             1,294                 --                 --
   Payable for investments purchased .........................            36,764          5,567,038          1,802,326
   Payable for fund shares redeemed ..........................            26,500                 --                 --
   Payable on forward foreign currency contracts .............                --                 --                 --
   Payable to GEIM ...........................................            17,798            129,294             41,159
   Payable to custodian ......................................                --                 --                 --
---------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................            82,356          5,696,332          1,846,303
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................     $  31,160,057       $326,961,237      $  72,631,950
===========================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...........................................     $  25,695,512       $249,131,347      $  60,986,012
   Undistributed (overdistributed) net investment income .....             1,146             98,534             (1,056)
   Accumulated net realized gain (loss) ......................           152,090          2,465,599            374,871
   Net unrealized appreciation / (depreciation) on:
      Investments ............................................         5,277,695         74,808,557         11,270,983
      Futures ................................................            33,588            457,200                 --
      Written options ........................................                --                 --                330
      Foreign currency related transactions ..................                26                 --                810
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................     $  31,160,057       $326,961,237      $  72,631,950
===========================================================================================================================

Shares outstanding ($.01 par value) ..........................           930,138         13,791,574          4,955,778
Net asset value, offering and redemption price per share .....     $       33.50       $      23.71      $       14.66

                                                                          GLOBAL                                MONEY
                                                                          INCOME             INCOME             MARKET
                                                                           FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $31,453,403; $49,915,256; $14,007,856;
      $45,323,665; $24,648,318; $242,110,035; $57,941,082;
      $8,254,721; $55,306,972; and $0, respectively) .........       $   8,667,826      $  55,721,972      $          --
   Short-term investments (at amortized cost) ................           1,043,861          6,284,628        227,018,897
   Cash ......................................................                  --                299                 --
   Foreign currency (cost $57,935; $0; $0; $0; $0; $0;
      $8,942; $113,203; $0; and $0, respectively) ............             113,736                 --                 --
   Receivable for investments sold ...........................                  --            457,361                 --
   Income receivables ........................................             189,632            589,938            344,044
   Receivable for fund shares sold ...........................                  --              5,304         12,405,147
   Variation margin receivable ...............................                  --                 --                 --
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS .................................................          10,015,055         63,059,502        239,768,088
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market* ...............................                  --              6,332                 --
   Distributions payable to shareholders .....................                  --                 --            120,078
   Payable for investments purchased .........................                  --          3,922,520                 --
   Payable for fund shares redeemed ..........................             249,428              6,576              1,098
   Payable on forward foreign currency contracts .............              20,714                 --                 --
   Payable to GEIM ...........................................               6,185             47,529             96,189
   Payable to custodian ......................................                  --                 --              3,854
------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................             276,327          3,982,957            221,219
------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................      $    9,738,728      $  59,076,545       $239,546,869
========================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...........................................      $    9,411,262      $  58,578,901       $239,546,124
   Undistributed (overdistributed) net investment income .....             (79,096)               418                 --
   Accumulated net realized gain (loss) ......................              10,407             81,463                745
   Net unrealized appreciation / (depreciation) on:
      Investments ............................................             413,105            415,000                 --
      Futures ................................................                  --                 --                 --
      Written options ........................................                  --                763                 --
      Foreign currency related transactions ..................             (16,950)                --                 --
------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................      $    9,738,728      $  59,076,545       $239,546,869
========================================================================================================================

Shares outstanding ($.01 par value) ..........................             925,270          4,787,354        239,545,141
Net asset value, offering and redemption price per share .....      $        10.53      $       12.34       $       1.00


*Premiums received for the Total Return Fund and Income Fund were $3,148 and
 $7,095, respectively.

----------
See Notes to Financial Statements.

                                    54 & 55

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                     PREMIER
                                                                  INTERNATIONAL    REAL ESTATE       GROWTH           VALUE
                                                                     EQUITY        SECURITIES        EQUITY          EQUITY
                                                                      FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ................................................    $  654,042    $  3,175,541      $  147,076      $  427,057
      Interest .................................................        54,543         213,928          63,250         180,081
      Less: Foreign taxes withheld .............................       (67,400)             --          (1,126)             --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ................................................       641,185       3,389,469         209,200         607,138
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .........................       355,662         448,620         110,836         292,504
      Transfer agent ...........................................         8,001           8,001           8,001           8,001
      Trustees' fees ...........................................         3,007           4,278           1,230           1,935
      Custody and accounting expenses ..........................        18,035          25,678           7,369          11,611
      Professional fees ........................................        24,109          35,673          11,026          25,259
      Other expenses ...........................................         1,336           1,900             548             861
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ................................       410,150         524,150         139,010         340,171
      Less: Expenses waived or borne by
         the adviser ...........................................            --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
      Net expenses .............................................       410,150         524,150         139,010         340,171
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .......................................       231,035       2,865,319          70,190         266,967
===================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...........................................     2,260,890       1,997,722       1,134,441      (1,750,273)
         Futures ...............................................            --              --          18,838              --
         Written options .......................................            --              --              --              --
         Foreign currency related transactions .................       (62,951)             --              --              --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ...........................................     3,287,136     (15,269,814)      4,313,226       3,907,480
         Futures ...............................................            --              --              --              --
         Written options .......................................            --              --              --              --
         Foreign currency related transactions .................         6,973              --              (3)             --
-----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         (loss) on investments .................................     5,492,048     (13,272,092)      5,466,502       2,157,207
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................................    $5,723,083    $(10,406,773)     $5,536,692      $2,424,174
===================================================================================================================================

                                                          U.S.          S&P 500        TOTAL      GLOBAL                   MONEY
                                                         EQUITY          INDEX        RETURN      INCOME      INCOME       MARKET
                                                          FUND           FUND          FUND        FUND        FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .....................................   $  377,426   $  3,355,580   $  525,891    $     --  $   27,891  $        --
      Interest ......................................       61,261        498,336    1,456,935     430,650   3,085,251   11,051,475
      Less: Foreign taxes withheld ..................       (2,903)       (18,652)     (21,090)     (4,040)         --           --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .....................................      435,784      3,835,264    1,961,736     426,610   3,113,142   11,051,475
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..............      143,124        815,501      295,203      46,130     251,667      943,239
      Transfer agent ................................        8,001          8,001        8,001       8,001       8,001        8,001
      Trustees' fees ................................        2,048         11,698        4,073         489       3,734       12,505
      Custody and accounting expenses ...............       12,286         70,200       24,437       2,942      22,411       75,033
      Professional fees .............................       17,421        133,126       37,759       4,903      33,357      135,848
      Other expenses ................................          909          5,403        2,013         219       1,660        5,761
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER .....................      183,789      1,043,929      371,486      62,684     320,830    1,180,387
      Less: Expenses waived or borne by
         the adviser ................................           --             --           --          --          --     (441,423)
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses ..................................      183,789      1,043,929      371,486      62,684     320,830      738,964
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ............................      251,995      2,791,335    1,590,250     363,926   2,792,312   10,312,511
====================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ................................      618,052     10,417,645    2,459,685      62,097     560,492        2,034
         Futures ....................................      102,462      1,503,150           --          --          --           --
         Written options ............................           --             --       15,267          --      40,102           --
         Foreign currency related transactions ......         (304)            --       (3,724)     99,506          --           --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ................................    4,726,121     44,331,000    5,483,372     534,940     418,664           --
         Futures ....................................       35,688        374,175           --          --          --           --
         Written options ............................           --             --          330          --         126           --
         Foreign currency related transactions ......           49             --        1,317     (64,884)         --           --
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         (loss) on investments ......................    5,482,068     56,625,970    7,956,247     631,659   1,019,384        2,034
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .....................   $5,734,063    $59,417,305   $9,546,497    $995,585  $3,811,696  $10,314,545
====================================================================================================================================


----------------
See Notes to Financial Statements.

                                    56 & 57

STATEMENTS OF
CHANGES IN NET ASSETS

                                                                                                 PREMIER
                                            INTERNATIONAL             REAL ESTATE                 GROWTH
                                               EQUITY                 SECURITIES                  EQUITY
                                                FUND                     FUND                      FUND
--------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                     DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                         1998         1997         1998         1997         1998          1997*
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income .........$    231,035 $     33,663 $  2,865,319 $  1,972,098 $     70,190  $       8,781
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ........   2,197,939    2,324,754    1,997,722    2,605,868    1,153,279         (4,770)
     Net increase (decrease) in
       unrealized appreciation/
       depreciation ................   3,294,109     (165,586) (15,269,814)   2,450,338    4,313,223        541,704
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations ..................   5,723,083    2,192,831  (10,406,773)   7,028,304    5,536,692        545,715
--------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .........    (171,596)    (155,651)  (1,919,406)  (1,694,121)     (68,908)        (9,921)
     Net realized gains ............  (1,790,431)  (2,349,968)  (1,766,106)  (3,372,241)    (760,447)            --
--------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .............  (1,962,027)  (2,505,619)  (3,685,512)  (5,066,362)    (829,355)        (9,921)
--------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
     from operations and
     distributions .................   3,761,056     (312,788) (14,092,285)   1,961,942    4,707,337        535,794
--------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ..  19,148,022   14,820,466   10,749,483   27,924,962    8,647,997         11,437
     Value of distributions
       reinvested ..................   1,962,027    3,610,282    8,751,903    1,643,298      839,275             --
     Cost of shares redeemed ....... (19,849,462) (12,355,053)  (6,539,651)  (7,176,928) (10,552,145)       (13,785)
     Proceeds from substitution
       of fund .....................          --    8,523,846           --           --           --     15,703,463
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ..........   1,260,587   14,599,541   12,961,735   22,391,332   (1,064,873)    15,701,115
--------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS ....................   5,021,643   14,286,753   (1,130,550)  24,353,274    3,642,464     16,236,909

NET ASSETS
   Beginning of period .............  31,930,598   17,643,845   48,886,522   24,533,248   16,236,909             --
--------------------------------------------------------------------------------------------------------------------
   End of period ...................$ 36,952,241  $31,930,598  $47,755,972 $ 48,886,522 $ 19,879,373 $   16,236,909
====================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME, END
   OF PERIOD .......................$    (19,961) $   (15,966) $   738,047 $     76,049 $        142  $      (1,140)
--------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription ....  1,623,481    1,235,204      752,372    1,808,623      140,302            256
     Issued for distributions reinvested 168,414      333,787      656,571      116,463       13,063            --
     Shares redeemed ................ (1,673,171)  (1,022,876)    (489,779)    (463,647)    (173,026)          (274)
     Shares from substitution of fund         --      814,899           --           --           --        315,394
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in fund shares ...............    118,724    1,361,014      919,164    1,461,439      (19,661)       315,376
====================================================================================================================

                                              VALUE                     U.S.                    S&P 500
                                             EQUITY                   EQUITY                    INDEX
                                              FUND                      FUND                     FUND
-------------------------------------------------------------------------------------------------------------------
                                     YEAR ENDED   PERIOD ENDED YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                     DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                        1998          1997**       1998        1997         1998          1997
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ..........$   266,967  $    26,741 $    251,995 $    202,766 $  2,791,335 $  1,909,480
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ......... (1,750,273)     189,159      720,210    8,213,694   11,920,795    2,191,543
     Net increase (decrease) in
       unrealized appreciation/
       depreciation .................  3,907,480    1,511,399    4,761,858   (2,556,091)  44,705,175   22,450,767
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations ...................  2,424,174    1,727,299    5,734,063    5,860,369   59,417,305   26,551,790
-------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income ..........   (268,273)     (20,028)    (250,555)      (4,168)  (2,699,390)  (1,914,729)
     Net realized gains ............. (1,266,070)    (124,349)    (546,305)      (7,464)  (9,401,821)  (2,259,212)
-------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .............. (1,534,343)    (144,377)    (796,860)     (11,632) (12,101,211)  (4,173,941)
-------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
     from operations and
     distributions ..................    889,831    1,582,922    4,937,203    5,848,737   47,316,094   22,377,849
-------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ... 31,179,749   15,768,462   16,925,055    1,013,255  130,960,266   82,623,523
     Value of distributions
       reinvested ...................  1,534,344      144,380      808,489          --    12,101,211   29,965,259
     Cost of shares redeemed ........(10,816,957)  (1,016,670) (15,427,494)   (971,729)  (27,710,415)  (6,194,702)
     Proceeds from substitution
       of fund ......................         --   14,376,556           --          --           --           --
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ........... 21,897,136   29,272,728    2,306,050       41,526  115,351,062  106,394,080
-------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS ..................... 22,786,967   30,855,650    7,243,253    5,890,263  162,667,156  128,771,929

NET ASSETS
   Beginning of period .............. 30,855,650           --   23,916,804   18,026,541  164,294,081   35,522,152
-------------------------------------------------------------------------------------------------------------------
   End of period ....................$53,642,617  $30,855,650 $ 31,160,057 $ 23,916,804 $326,961,237 $164,294,081
===================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME, END
   OF PERIOD .........................$    5,407  $     6,713 $      1,146 $         -- $     98,534 $      6,589
-------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription ..... 2,271,852    1,297,933      532,917       42,501    6,047,885    4,614,080
     Issued for distributions reinvested 117,215       11,140       24,815          --       521,604    1,921,660
     Shares redeemed .................  (789,260)     (77,741)    (485,538)     (38,356)  (1,321,302)    (338,017)
     Shares from substitution of fund        --     1,122,292           --           --          --           --
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in fund shares ................ 1,599,807    2,353,624       72,194        4,145    5,248,187    6,197,723
===================================================================================================================

                                              TOTAL                     GLOBAL
                                              RETURN                    INCOME                    INCOME
                                               FUND                      FUND                      FUND
----------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED  YEAR ENDED   YEAR ENDED
                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                          1998        1997         1998         1997**        1998          1997
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ..........$  1,590,250  $ 1,125,446   $  363,926 $    204,414  $  2,792,312 $    438,991
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions .........   2,471,228    4,914,136      161,603       47,675       600,594      135,787
     Net increase (decrease) in
       unrealized appreciation/
       depreciation .................   5,485,019    1,112,523      470,056      (73,901)      418,790      (45,723)
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations ...................   9,546,497    7,152,105      995,585      178,188     3,811,696      529,055
----------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income ..........  (1,584,895)  (1,108,399)    (513,299)    (263,343)   (2,792,417)    (438,469)
     Net realized gains .............  (2,103,414)  (4,917,675)     (45,764)     (23,902)     (486,762)          --
----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..............  (3,688,309)  (6,026,074)    (559,063)    (287,245)   (3,279,179)    (438,469)
----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
     from operations and
     distributions ..................   5,858,188    1,126,031      436,522     (109,057)      532,517       90,586
----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...  14,948,135    8,490,461    4,092,914    6,089,468    31,877,838      621,763
     Value of distributions
       reinvested ...................   3,688,309   16,704,749      846,310          --      3,397,795      308,539
     Cost of shares redeemed ........  (1,869,877)  (4,128,074)  (1,488,358)    (129,071)  (22,284,896)    (749,066)
     Proceeds from substitution
       of fund ......................         --           --           --          --             --    39,893,774
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ...........  16,766,567   21,067,136    3,450,866    5,960,397    12,990,737   40,075,010
----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS .....................  22,624,755   22,193,167    3,887,388    5,851,340    13,523,254   40,165,596

NET ASSETS
   Beginning of period ..............  50,007,195   27,814,028    5,851,340          --     45,553,291    5,387,695
----------------------------------------------------------------------------------------------------------------------
   End of period ....................$ 72,631,950 $ 50,007,195  $ 9,738,728  $ 5,851,340   $59,076,545 $ 45,553,291
======================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME, END
   OF PERIOD .........................$    (1,056) $    (2,576) $   (79,096) $   (35,156)  $       418 $        523
----------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .....  1,045,168      610,645      386,376      606,644     2,490,175       50,870
     Issued for distributions reinvested  256,667    1,295,034       82,508          --        276,612       26,070
     Shares redeemed .................   (132,272)    (304,136)    (137,734)     (12,524)   (1,740,167)     (63,001)
     Shares from substitution of fund        --             --          --           --           --      3,291,565
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in fund shares ................  1,169,563    1,601,543      331,150      594,120     1,026,620    3,305,504
======================================================================================================================

                                             MONEY
                                             MARKET
                                              FUND
---------------------------------------------------------------
                                       YEAR ENDED   YEAR ENDED
                                       DECEMBER 31, DECEMBER 31,
                                           1998         1997
------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ..........  $ 10,312,511 $   6,479,092
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions .........         2,034          (544)
     Net increase (decrease) in
       unrealized appreciation/
       depreciation .................            --           --
------------------------------------------------------------------
     Net increase (decrease) from
       operations ...................    10,314,545     6,478,548
------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income ..........   (10,312,511)   (6,487,022)
     Net realized gains .............           --           --
------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..............   (10,312,511)   (6,487,022)
------------------------------------------------------------------
   Increase (decrease) in net assets
     from operations and
     distributions ..................         2,034        (8,474)
------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ... 1,128,113,014   271,188,589
     Value of distributions
       reinvested ...................    10,332,839    12,245,586
     Cost of shares redeemed ........(1,043,716,505) (274,705,155)
     Proceeds from substitution
       of fund ......................           --    22,832,172
------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ...........    94,729,348    31,561,192
------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS .....................    94,731,382    31,552,718

NET ASSETS
   Beginning of period ..............   144,815,487   113,262,769
------------------------------------------------------------------
   End of period ....................  $239,546,869  $144,815,487
==================================================================
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME, END
   OF PERIOD ........................ $         --   $      --
------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .... 1,128,113,014   198,347,812
     Issued for distributions reinvested 10,332,839   121,908,143
     Shares redeemed ................(1,043,716,505) (209,183,555)
     Shares from substitution of fund          --      22,832,172
------------------------------------------------------------------
     Net increase (decrease)
       in fund shares ...............    94,729,348   133,904,572
==================================================================

* For the period December 12, 1997 (inception) through December 31, 1997. ** For the period May 1, 1997 (inception) through December 31, 1997.

-----------
See Notes to Financial Statements.

                                    58 & 59

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

GE Investments Funds, Inc. (the "Company") (formerly, Life of Virginia Series Funds, Inc.) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. The Company is comprised of eleven investment Funds (each a "Fund" and collectively the "Funds"), only ten of which are currently being offered, as follows:
International Equity Fund, Real Estate Securities Fund, Premier Growth Equity Fund, Value Equity Fund, U.S. Equity Fund, S&P 500 Index Fund, Total Return Fund, Global Income Fund, Income Fund, and Money Market Fund.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act, as amended, governing money market funds. To effect this change the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Investment Management Incorporated ("GEIM"), the investment adviser and administrator of each Fund. As of December 31, 1998, The Life Insurance Company of Virginia and Great Northern Insured Annuity Corporation, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest. These companies are indirect wholly-owned subsidiaries of General Electric Capital Corporation and, as such are affiliates of GEIM. Effective as of January 1, 1999, The Life Insurance Company of Virginia changed its name to GE Life and Annuity Assurance Company. Also effective as of January 1, 1999, Great Northern Insured Annuity Corporation merged with and into its parent company, General Electric Capital Assurance Company.


2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.


FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent gains or losses on sales of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of foreign investment income and withholding taxes accrued on the Funds'

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------


books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


INCOME TAXES
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income and realized gains to their shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred and elected to defer losses at October 31, 1998 as follows:

FUND                             CURRENCY            CAPITAL
------------------------------------------------------------
International Equity Fund         $19,961        $        --
Real Estate Securities Fund            --            182,488
Value Equity Fund                      --          2,951,556
U.S Equity Fund                       249                 --
Total Return Fund                   1,056                 --
Income Fund                            --                527

INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted or amortized to call or maturity date, whichever is shorter, using the effective yield method.


EXPENSES
Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, investment adviser to the Funds, and reimbursed by the Funds.


DISTRIBUTIONS TO SHAREHOLDERS
The Money Market Fund declares investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses deferred due to wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The funds will not enter into such agreements for the purpose of investment leverage.


FOREIGN SECURITIES
All Funds may invest in foreign securities, subject to certain limitations. There are certain additional risks involved when investing in foreign securities (including those denominated in foreign currencies) that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations; changes in foreign exchange control regulations: application of foreign tax laws, including withholding taxes: lack of uniform accounting, auditing and financial reporting standards; and increase uncertainty about changes in governmental administration or economic or monetary policy (in the United States or abroad). The Funds may be subject to restrictions on the repatriation or foreign currencies and may be limited on the use or removal of its assets.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS
Certain Funds may enter into forward foreign currency contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Contracts to sell are generally used to hedge the Fund's investment against currency fluctuations or to offset a previous contract to buy. Contracts to buy are generally used to hedge exposure to foreign currencies or to offset a previous contract to sell. Currency exposure exists during the period that a foreign denominated investment is held or during a period between the trade date and settlement date of an investment which is purchased or sold. These contracts involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. This amount represents the aggregate exposure to each currency the Fund has acquired or hedge through currency contracts at year end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms. An open contract is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Certain Funds may utilized forward currency contracts for speculative purposes. When a Fund enters into a forward foreign currency exchange contract for speculative purposes, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total asset committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.


FINANCIAL FUTURES CONTRACTS AND OPTIONS
Each fund, other than the Money Market Fund, may invest in financial future contracts and purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other fund investments.

These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts, shown in the Schedule of Investments under the captions "Other Information, "Call Options" and "Put Options" reflect the extent of the involvement the Funds have in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates and currency. Losses also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

Upon entering into a financial futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on the sale of a security as a result of exercising a written option, the purchase cost of a security acquired from exercising a written put option, or the proceeds on the sale of the security from exercising a purchased put option or cost of the security acquired from exercising a purchased call option is adjusted by the amount of original premium received or paid.


SECURITY LENDING
The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIM to be creditworthy, up to a maximum of 20% (30% for the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund) of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. The Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

collateral is invested net of any rebate during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

3. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

GEIM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Funds.

Compensation of GEIM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                            ANNUALIZED BASED ON     AVERAGE DAILY NET ASSETS
                               AVERAGE DAILY              ADVISORY AND
                             NET ASSETS OF FUND        ADMINISTRATION FEES
-----------------------------------------------------------------------------
International Equity Fund   First $100 million              1.00%
                             Next $100 million               .95%
                             Over $200 million               .90%

Real Estate Securities Fund First $100 million               .85%
                             Next $100 million               .80%
                             Over $200 million               .75%

Premier Growth Equity Fund      All assets                   .65%

U.S Equity Fund                 All assets                   .55%

Value Equity Fund               All assets                   .65%

S&P 500 Index Fund              All assets                   .35%

Total Return Fund           First $100 million               .50%
                             Next $100 million               .45%
                             Next $100 million               .40%
                             Next $100 million               .35%
                             Over $400 million               .30%

Global Income Fund              All assets                   .60%

Income Fund                 First $100 million               .50%
                             Next $100 million               .45%
                             Next $100 million               .40%
                             Next $100 million               .35%
                             Over $400 million               .30%

Money Market Fund*          First $100 million               .50%
                             Next $100 million               .45%
                             Next $100 million               .40%
                             Next $100 million               .35%
                             Over $400 million               .30%


* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEE PAYABLE BY THE MONEY MARKET FUND SO THAT THE FEE PAID BY THE MONEY MARKET FUND IS EQUAL TO
 .25%.

From time to time, GEIM may waive or reimburse advisory or administrative fees paid by a Fund.


DIRECTORS' COMPENSATION
The Funds pay no compensation to their Directors who are officers or employees of Life of Virginia or GEIM. Directors who are not officers or employees receive an annual fee of $6,000 and an additional fee of $500 per Directors' meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended. These fees are allocated proportionally among the funds based upon the relative net assets of each fund.


4.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEIM, effective July 23, 1997, Seneca Capital Management, L.L.C. ("Seneca") is the sub-adviser to the Real Estate Securities Fund, and pursuant to investment sub-advisory agreements with GEIM, effective May 1, 1997, GE Investments (US) Limited ("GEIUS") is the sub-adviser to the Global Income Fund and NWQ Investment Management Company ("NWQ") is the sub-adviser to the Value Equity Fund. Pursuant to an investment sub-advisory agreement with GEIM, effective July 24, 1997, State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company, is the sub-adviser to the S&P 500 Index Fund.

For their services GEIM pays Seneca, GEIUS, NWQ and SSgA monthly compensation in the form of a sub-advisory fee. Seneca, GEIUS, NWQ and SSgA are responsible for the day-to-day portfolio management of their respective funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------
5.   AGGREGATE UNREALIZED
     APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 1998, were as follows:

                                                     NET
                        GROSS         GROSS      UNREALIZED
                     UNREALIZED    UNREALIZED   APPRECIATION/
                    APPRECIATION  DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------
International
   Equity Fund     $  6,752,996   $ 2,121,566    $ 4,631,430

Real Estate
   Securities Fund    1,170,789     7,797,870     (6,627,081)

Premier Growth
   Equity Fund        5,578,361       723,434      4,854,927

Value Equity Fund    10,733,982     5,315,103      5,418,879

U.S. Equity Fund      5,935,388       657,693      5,277,695

S&P 500
   Index Fund        81,311,396     6,502,839     74,808,557

Total Return
   Fund              12,387,109     1,116,126     11,270,983

Global Income
   Fund                 508,339        95,234        413,105

Income Fund             660,123       245,123        415,000

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1998.


6.   OPTIONS

During the period ended December 31, 1998, the following option contracts were written:

                    TOTAL RETURN FUND          INCOME FUND
--------------------------------------------------------------
                   NUMBER                   NUMBER
                OF CONTRACTS  PREMIUM    OF CONTRACTS  PREMIUM
--------------------------------------------------------------
Balance as of
   December
   31, 1997      520,000      $ 1,825       720,000    $ 2,278

Written        5,775,000       21,987    15,055,000     60,315

Closed and
   Expired    (4,530,000)     (16,245)  (11,435,000)   (42,273)

Exercised     (1,005,000)      (4,419)   (2,630,000)   (13,225)
---------------------------------------------------------------
Balance as of
   December
   31, 1998      760,000      $ 3,148     1,710,000   $ 7,095
---------------------------------------------------------------


7.   INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the period ended December 31, 1998, were as follows:

                               PURCHASES            SALES
-----------------------------------------------------------
International
   Equity Fund              $ 20,657,794     $  20,454,022

Real Estate
   Securities Fund            23,693,658        14,035,603

Premier Growth
   Equity Fund                 5,435,362         6,956,492

Value Equity Fund             24,903,986         5,917,582

U.S. Equity Fund              12,016,887        10,286,184

S&P 500
   Index Fund                134,717,707        28,393,917

Total Return Fund             29,119,012        20,035,387

Global Income Fund             4,697,257         4,092,541

Income Fund                   16,720,799         9,797,162

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the period ended December 31, 1998, were as follows:

                               PURCHASES            SALES
-----------------------------------------------------------
U.S. Equity Fund            $     68,351       $   113,523

S&P 500
   Index Fund                  1,448,496           357,480

Total Return Fund             55,213,042        50,497,516

Global Income Fund             2,723,141               --

Income Fund                  103,727,643        95,451,480

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

8.   SUBSTITUTION ORDER

On or about May 16, 1997, GE Life and Annuity Assurance Co., GE Capital Assurance Company and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain investment funds of the Company for shares of the portfolios of GNA Variable Series Trust ("VST") and Variable Investment Trust ("VIT"), the Money Market Portfolio of Variable Insurance Products Fund ("VIPF"), the Oppenheimer Money Market Fund of Oppenheimer Variable Account Funds ("OVAF") and the Limited Maturity Bond Portfolio of Neuberger & Berman Advisers Management Trust ("AMT"), each a diversified, open-end investment company (collectively the "Substituted Portfolios").

The effect of such a share substitution was to replace the Substituted Portfolios with investment funds of the Company as investment options under certain variable annuity contracts. The substitution order also involved the proposed substitution of shares of the Company's Government Securities Fund for shares of the Income Fund.

On December 12, 1997, the substitution order was executed. Shares of the Substituted Portfolios and the Government Securities Fund were substituted by shares of specified investment funds of the Company. Information related to the substitution order for the Substituted Portfolios are as follows:

                                                    SUBSTITUTED            SHARES            NET ASSETS     NET ASSETS AFTER
FUNDS SUBSTITUTED                                       BY                 ISSUED            SUBSTITUTED      SUBSTITUTION
------------------------------------------------------------------------------------------------------------------------------------

VIT GE Money Market Portfolio                    Money Market Fund       22,832,172         $22,832,172       $144,797,288
VIPF Money Market Portfolio
OVAF Oppenheimer Money
   Market Fund

Government Securities Fund                          Income Fund          3,726,789           45,168,688         45,168,688
VST GNA Adjustable Rate Portfolio
VST GNA Government Portfolio
VIT GE Fixed Income Portfolio*
AMT Limited Maturity Bond
   Portfolio

VST GNA Value Portfolio                          Value Equity Fund       1,122,292           14,376,556         29,448,743

VIT GE International                           International Equity        814,899            8,523,846         31,174,385
   Equity Portfolio                                    Fund

VIT GE U.S. Equity Portfolio*                    U.S. Equity Fund          857,652           23,353,860         23,353,860

VST GNA Growth Portfolio                       Premier Growth Equity       315,394           15,703,463         15,703,463
                                                       Fund

The VIT GE U.S. Equity Portfolio and VIT GE Fixed Income Portfolio were deemed the accounting survivors in the transaction; therefore, the financial statements of the U.S. Equity Fund and Income Fund reflect the financial information of VIT GE U.S. Equity Portfolio and VIT GE Fixed Income Portfolio, respectively.

* SHARES AND PROCEEDS FROM THE SUBSTITUTION FROM THE VIT GE U.S. EQUITY PORTFOLIO AND THE VIT GE FIXED INCOME PORTFOLIO INTO THE U.S. EQUITY FUND AND THE INCOME FUND, RESPECTIVELY, ARE REFLECTED IN THE ABOVE TABLE. HOWEVER, THESE AMOUNTS ARE NETTED FROM THE "PROCEEDS FROM SUBSTITUTION OF FUND" AND "SHARES FROM SUBSTITUTION OF FUND" IN THE STATEMENTS OF CHANGES IN NET ASSETS, FOR THE PERIODS ENDED DECEMBER 31, 1997, ON PAGE 58 AND 59 FOR EACH OF THE RESPECTIVE FUNDS.

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Equity Fund, Real Estate Securities Fund, Premier Growth Equity Fund, Value Equity Fund, U.S. Equity Fund (formerly, Variable Investment Trust - GE U.S. Equity Portfolio), S&P 500 Index Fund (formerly, Common Stock Index Portfolio), Total Return Fund, Global Income Fund, Income Fund (formerly, Variable Investment Trust - GE Fixed Income Portfolio) and Money Market Fund of GE Investments Funds, Inc. (formerly, Life of Virginia Series Fund, Inc.) (the "Funds"), as of December 31, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the three-year period ended December 30, 1996 for the International Equity Fund, Real Estate Securities Fund, S&P 500 Index Fund, Total Return Fund and Money Market Fund and the financial highlights for the year ended December 31, 1996 and for the period from January 3, 1995 to December 31, 1995 for the U.S. Equity Fund and Income Fund were audited by other auditors whose reports thereon dated February 12, 1997 and February 11, 1997, respectively, expressed unqualified opinions on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each the years in the two-year period then ended, in conformity with generally accepted accounting principles.



/S/SIGNATURE
KPMG Peat Marwick LLP

New York, New York
February 4, 1999

                                            GE INVESTMENTS FUNDS INVESTMENT TEAM
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

INTERNATIONAL EQUITY FUND
Team led by
Ralph R. Layman, GEIM

REAL ESTATE SECURITIES FUND
David A. Shapiro, Seneca

PREMIER GROWTH EQUITY FUND
David B. Carlson, GEIM

VALUE EQUITY FUND
Jon D. Bosse, NWQ,

U.S. EQUITY FUND
Team led by
Eugene K. Bolton, GEIM

S&P 500 INDEX FUND
Team led by
James B. May, SSGA

TOTAL RETURN FUND
David B. Carlson, GEIM
Ralph R. Layman, GEIM
Robert A. MacDougall, GEIM

GLOBAL INCOME FUND
William R. Wright, GEIUS

INCOME FUND
MONEY MARKET FUND
Team led by
Robert A. MacDougall, GEIM


INVESTMENT ADVISER
AND ADMINISTRATOR
GE Investment Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Martin, Jr.
J. Clifford Miller, III
J. Garnett Nelson
Lee A. Putney
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Jeffrey A. Groh

ASSISTANT TREASURERS
Michael M. D'Ambrosio
Michael J. Tansley

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, L.L.P.

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT ACCOUNTANTS
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, INSTITUTIONAL MARKETING
Thomas J. Szkutak, EVP, CHIEF FINANCIAL OFFICER
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

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--------------------------------------------------------------------------------


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